                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                      THE DIVERSIFIED INVESTORS FUNDS GROUP
                    THE DIVERSIFIED INVESTORS FUNDS GROUP II
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                        DIVERSIFIED INVESTORS PORTFOLIOS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------

     (5)  Total fee paid:


          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:


          ----------------------------------------------------------------------

     (3)  Filing Party:


          ----------------------------------------------------------------------

     (4)  Date Filed:


          ----------------------------------------------------------------------

                                TABLE OF CONTENTS



                                                                                   PAGE
                                                                                   ----


INTRODUCTION....................................................................      2
  Funds Subject to this Solicitation of Proxies.................................      2
  Overview of Proposals.........................................................      2
  Important Voting Information..................................................      4
  Quorum, Vote Required and Manner of Voting Proxies............................      5
Proposal I -- To Elect Board Members............................................      6
Proposal II -- To Approve the Proposed Advisory Agreement with Transamerica Fund
  Advisors, Inc. ...............................................................     16
Proposal III -- Approval of an Amendment to Declaration of Trust................     26
Proposal IV -- To Approve Changes to the Fundamental Investment Policies of Each
  Fund..........................................................................     31
Proposal V -- Approval of Amended Plan of Distribution Pursuant to Rule 12b-1...     42
Other Business..................................................................     44
Additional Information..........................................................     44
  Administrator, Transfer Agent and Principal Underwriter (or Placement Agent)..     44
  Annual and Semi-Annual Reports................................................     44
  Proxy Solicitation............................................................     44
  Independent Registered Public Accounting Firm.................................     44
  5% Interest Ownership.........................................................     46
  Holder Communications to the Boards...........................................     46
  Proposals by Holders of Interests in the Funds................................     46
  Fiscal Year...................................................................     46
  General.......................................................................     46
  Information About the Funds...................................................     46
Appendix A: Funds' Issued and Outstanding Interests or Shares...................    A-1
Appendix B: Compensation of the Board Members...................................    B-1
Appendix C: Nominating Committee Charter........................................    C-1
Appendix D: Comparison of Terms of Advisory Agreements..........................    D-1
Appendix E: Form of Investment Advisory Agreement Between TFAI and the Funds....    E-1
Appendix F: Diversified's and TFAI's Directors and Principal Executive
  Officers......................................................................    F-1
Appendix G: Information About Current Investment Advisory Agreements............    G-1
Appendix H: Fees Paid to Diversified and Affiliates.............................    H-1
Appendix I: Other Funds Advised by TFAI.........................................    I-1
Appendix J: Form of New Declaration of Trust....................................    J-1
Appendix K: Current and Proposed Fundamental Investment Policies of the Funds...    K-1
Appendix L: Form of Plan of Distribution Pursuant to Rule 12b-1 Under the
            Investment Company Act of 1940......................................    L-1
Appendix M: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees.........    M-1
Appendix N: Beneficial Owners of 5% or More of the Outstanding Interests of the
  Funds.........................................................................    N-1

                 THE DIVERSIFIED INVESTORS FUNDS GROUP ("DIFG")
              THE DIVERSIFIED INVESTORS FUNDS GROUP II ("DIFG II")
            DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS ("DISVF")
                    DIVERSIFIED INVESTORS PORTFOLIOS ("DIP")

   (Each an "Investment Company" and collectively, the "Investment Companies")

                            FOUR MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                                 (800) 755-5801

                                  ------------

                      NOTICE OF SPECIAL MEETING OF HOLDERS
                         TO BE HELD ON OCTOBER 30, 2007

     Please take notice that a special meeting of holders of each series of the Investment Companies (each series, a "Fund" and collectively, the "Funds") on the attached list, will be held at the offices of Diversified Investment Advisors, Inc. ("Diversified"), Four Manhattanville Road, Purchase, New York 10577 on October 30, 2007, at 11:00 a.m. (Eastern time) as adjourned from time to time (each, a "Special Meeting"). At the Special Meetings, holders of interests in the Funds will be asked to consider the following proposals (the "Proposals"):



I.    To elect a new Board;
II.   To approve a new Investment Advisory Agreement with Transamerica
      Fund Advisors, Inc;
III.  To approve an amendment to the Declaration of Trust;
IV. To approve changes to the fundamental investment policies of each Fund;
V.    To approve an amended 12b-1 Plan for certain Funds; and
VI. To transact such other business as may properly come before the Special Meetings.


     The accompanying joint proxy statement ("Joint Proxy Statement") describes which Funds vote with respect to each Proposal. As explained in the Joint Proxy Statement, if you vote on a Proposal for a Feeder Fund (as defined in the Joint Proxy Statement), you will also be authorizing the Feeder Fund to vote in the same manner on any corresponding Proposals applicable to the underlying Fund in which it invests its assets.

     After careful consideration of each Proposal, the Board of each Investment Company approved Proposals I, II, III, IV and V and recommends that holders of the Funds vote "FOR" these Proposals.

     Holders of record of each Fund at the close of business on August 15, 2007 are entitled to notice of, and to vote at, the Special Meeting of the Fund on each Proposal applicable to the Fund. Your attention is called to the accompanying Joint Proxy Statement. Holders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary at the principal executive offices of the Fund at the address above, or by voting in person at the Special Meeting.

                                        By Order of the Boards,

                                        Dennis P. Gallagher
                                        Vice President, General Counsel and
                                        Secretary

          , 2007

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE SIZE OF YOUR INTERESTS IN A FUND. HOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                   FUNDS PARTICIPATING IN THE SPECIAL MEETINGS

                               ON OCTOBER 30, 2007




THE DIVERSIFIED INVESTORS FUNDS GROUP       THE DIVERSIFIED INVESTORS FUNDS GROUP II
("DIFG")                                    ("DIFG II")
  MONEY MARKET FUND                           MONEY MARKET FUND
     Diversified Investors Money Market          Diversified Institutional Money
       Fund                                        Market Fund
  BOND FUNDS                                  BOND FUNDS
     Diversified Investors High Quality          Diversified Institutional High
       Bond Fund                                   Quality Bond Fund
     Diversified Investors Inflation-            Diversified Institutional Inflation-
       Protected Securities Fund                   Protected Securities Fund
       (formerly, Diversified Investors            (formerly, Diversified
       Intermediate Government Bond Fund)          Institutional Intermediate
                                                   Government Bond Fund)
     Diversified Investors Core Bond Fund        Diversified Institutional Core Bond
                                                   Fund
     Diversified Investors Total Return          Diversified Institutional Total
       Bond Fund                                   Return Bond Fund
     Diversified Investors High Yield            Diversified Institutional High Yield
       Bond Fund                                   Bond Fund
  BALANCED FUND                               BALANCED FUND
     Diversified Investors Balanced Fund         Diversified Institutional Balanced
                                                   Fund
  STOCK FUNDS                                 STOCK FUNDS
     Diversified Investors Value & Income        Diversified Institutional Value &
       Fund                                        Income Fund
     Diversified Investors Value Fund            Diversified Institutional Value Fund
     Diversified Investors Growth &              Diversified Institutional Growth &
       Income Fund                                 Income Fund
     Diversified Investors Equity Growth         Diversified Institutional Equity
       Fund                                        Growth Fund
     Diversified Investors Aggressive            Diversified Institutional Aggressive
       Equity Fund                                 Equity Fund
     Diversified Investors Mid-Cap Value         Diversified Institutional Mid-Cap
       Fund                                        Value Fund
     Diversified Investors Mid-Cap Growth        Diversified Institutional Mid-Cap
       Fund                                        Growth Fund
     Diversified Investors Small-Cap             Diversified Institutional Small-Cap
       Value Fund                                  Value Fund
     Diversified Investors Special Equity        Diversified Institutional Special
       Fund                                        Equity Fund
     Diversified Investors Small-Cap             Diversified Institutional Small-Cap
       Growth Fund                                 Growth Fund
     Diversified Investors International         Diversified Institutional
       Equity Fund                                 International Equity Fund
  STOCK INDEX FUND                            STOCK INDEX FUND
     Diversified Investors Stock Index           Diversified Institutional Stock
       Fund                                        Index Fund
  STRATEGIC ALLOCATION FUNDS                  STRATEGIC ALLOCATION FUNDS
     Institutional Short Horizon                 Short Horizon Strategic Allocation
       Strategic Allocation Fund                   Fund
     Institutional Short/Intermediate            Short/Intermediate Horizon Strategic
       Horizon Strategic Allocation Fund           Allocation Fund
     Institutional Intermediate Horizon          Intermediate Horizon Strategic
       Strategic Allocation Fund                   Allocation Fund
     Institutional Intermediate/Long             Intermediate/Long Horizon Strategic
       Horizon Strategic Allocation Fund           Allocation Fund
     Institutional Long Horizon Strategic        Long Horizon Strategic Allocation
       Allocation Fund                             Fund
DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS ("DISVF")
     Short Horizon Strategic Allocation          Intermediate/Long Horizon Strategic
       Variable Fund                               Allocation Variable Fund
     Intermediate Horizon Strategic
       Allocation Variable Fund
DIVERSIFIED INVESTORS PORTFOLIOS ("DIP")
     Money Market Portfolio                      Growth & Income Portfolio
     High Quality Bond Portfolio                 Equity Growth Portfolio
     Inflation-Protected Securities              Aggressive Equity Portfolio
       Portfolio (formerly, Intermediate
       Government Bond Portfolio)
     Core Bond Portfolio                         Mid-Cap Value Portfolio
     Total Return Bond Portfolio                 Mid-Cap Growth Portfolio
     High Yield Bond Portfolio                   Small-Cap Value Portfolio
     Balanced Portfolio                          Special Equity Portfolio
     Value & Income Portfolio                    Small-Cap Growth Portfolio
     Value Portfolio                             International Equity Portfolio




                                       II

                      THE DIVERSIFIED INVESTORS FUNDS GROUP
                    THE DIVERSIFIED INVESTORS FUNDS GROUP II
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                        DIVERSIFIED INVESTORS PORTFOLIOS

                            FOUR MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                                 (800) 755-5801

                              JOINT PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 30, 2007

     This joint proxy statement ("Joint Proxy Statement") and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees or the Managing Board (each, a "Board" and each member of a Board, a "Board Member") of each of Diversified Investors Portfolios ("DIP"), The Diversified Investors Funds Group ("DIFG"), The Diversified Investors Funds Group II ("DIFG II") and Diversified Investors Strategic Variable Funds ("DISVF" and together with DIP, DIFG and DIFG II, the "Investment Companies" or the "Diversified Fund Family"). The proxies are being solicited for use at a special meeting of shareholders, interestholders or contract holders of each fund or subaccount listed in the accompanying notice (the "Funds"), to be held at the offices of Diversified Investment Advisors, Inc. ("Diversified"), Four Manhattanville Road, Purchase, New York 10577 on October 30, 2007, at 11:00 a.m. (Eastern time) as adjourned from time to time (for each Fund, a "Special Meeting"), and at any and all adjournments or postponements thereof.

     The Boards have called the Special Meetings and are soliciting proxies with respect to the following proposals (the "Proposals"):



I.    To elect a new Board;
II.   To approve a new Investment Advisory Agreement with Transamerica
      Fund Advisors, Inc.;
III.  To approve an amendment to the Declaration of Trust;
IV. To approve changes to the fundamental investment policies of each Fund;
V.    To approve an amended 12b-1 Plan for certain Funds; and
VI. To transact such other business as may properly come before the Special Meetings.


     The Board of each Investment Company has determined that the use of this Joint Proxy Statement for each Special Meeting is in the best interests of each Fund and its holders in light of the similar matters being considered and voted on by the holders of the other Funds. The discussion of each Proposal below describes which Funds vote with respect to the Proposal. As explained below, if you vote on a Proposal for a Feeder Fund (as defined below), you will also be authorizing the Feeder Fund to vote in the same manner on any corresponding Proposals applicable to the underlying Fund in which it invests its assets.

     You are entitled to vote at the Special Meeting of each Fund of which you are a shareholder, interestholder or contractholder as of the close of business on August 15, 2007 (the "Record Date"). You may also be receiving these materials if you are a holder of a variable annuity contract or a participant under a variable life insurance policy through which you have interests in a subaccount that invests directly in a Fund that is a series of DIP and for which you are entitled to provide voting instructions with respect to that Fund. For purposes of convenience in this Joint Proxy Statement, shareholders, interestholders and participants are sometimes referred to as "holders" and the shares, beneficial interests and units that they hold in the Funds are sometimes referred to as "interests."

     This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to holders on or about August 27, 2007.

                                  INTRODUCTION

FUNDS SUBJECT TO THIS SOLICITATION OF PROXIES

     Each of the Investment Companies is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). DIP is a trust governed by New York law. Each of DIFG and DIFG II is a Massachusetts business trust. DISVF is a segregated investment account of Transamerica Financial Life Insurance Company ("TFLIC"). For purposes of this Joint Proxy Statement, each of DIP, DIFG and DIFG II is referred to as a "Trust," and each of DIP, DIFG, DIFG II, and DISVF is referred to as an "Investment Company." Attached as Appendix A is a list of the Funds that are series of each Investment Company and the Funds that are subaccounts of DISVF (also referred to as the "Strategic Variable Funds"). In certain cases, for ease of comprehension, the term "Fund" is used in this Joint Proxy Statement where it may be more precise to refer to the "Investment Company" of which the Fund is a series.

     The Funds operate in master-feeder and fund-of-funds arrangements. Certain series of DIFG and DIFG II (the "Feeder Funds") invest in securities through underlying master funds. The underlying master funds (other than the master fund underlying the Stock Index Fund series, which master funds are not part of the Diversified Investors fund complex) are series of DIP ("Master Portfolios"). Beneficial interests of the Master Portfolios are also held by separate accounts of TFLIC and other investors.

     Other series of DIFG and DIFG II (the "Strategic Allocation Funds") and the Strategic Variable Funds invest in a three tier structure. The Strategic Allocation Funds invest in securities through the Feeder Funds, and the Strategic Variable Funds invest through funds that are series of Diversified Investors Variable Funds, a segregated account of TFLIC organized as a unit investment trust. The Feeder Funds and the Diversified Investors Variable Funds themselves invest through the Master Portfolios. Diversified, an affiliate of TFLIC, is currently the investment adviser of the Strategic Allocation Funds, the Strategic Variable Funds and each Master Portfolio.

OVERVIEW OF PROPOSALS

     The Funds in the Diversified Fund Family are managed by Diversified Investment Advisors, Inc. ("Diversified") as investment adviser to the Funds. An affiliate of Diversified, Transamerica Fund Advisors, Inc. ("TFAI"), serves as investment adviser to another complex of registered investment companies (the "TFAI Fund Family").

     Both Diversified and TFAI are indirect, wholly-owned subsidiaries of AEGON, N.V., a Netherlands corporation that is a publicly traded international insurance group, and both are part of the AEGON Group of Companies. Diversified and TFAI currently render comparable "manager of managers" management services to investment companies. Diversified has decided to consolidate all "manager of managers" investment advisory services in TFAI in order to form a premier fund management and administration organization combining the expertise of the personnel of both TFAI and Diversified. This consolidation is expected to result in a combined fund management organization with significant experience, resources and depth. Diversified and TFAI are also recommending that the TFAI and Diversified Fund Families be consolidated. As part of the consolidation and restructuring of funds in the Diversified Fund Family and the TFAI Fund Family (collectively, the "Fund Complex"), it is anticipated that TFAI will, in the future, propose the combination of certain existing Funds, though no specific combinations have yet been proposed to the Boards of the Funds.

     In order to implement these plans, at a meeting held on August 10, 2007 each Fund's Board approved a series of measures that it believes will, among other things: (1) simplify oversight of the Funds through the election of a new Board, composed both of current members of the Boards and new members who currently oversee funds in the TFAI Fund Family and who already are familiar with TFAI's investment management and fund administrative organization; (2) benefit the Funds by making them part of a larger family of investment companies that are managed by TFAI, an investment adviser in the AEGON Group of Companies; and (3) simplify and modernize the Investment Companies and the Funds to permit them to respond more quickly and favorably to changed circumstances with less expense and delay by adopting modernized and more standardized investment advisory agreements, declarations of trusts, fundamental investment policies, and Rule 12b-1 distribution plans ("12b-1 Plans"). The implementation of these measures, which are summarized below, is subject to the approval of holders of the Funds.

     Proposal I: Four of the current Board Members of the Investment Companies, Neal M. Jewell, Eugene M. Mannella, Joyce Galpern Norden and Patricia L. Sawyer, as well as five new Board Member nominees, Leo J. Hill, Russell A. Kimball, Jr., Norm R. Nielsen, John W. Waechter, and John K. Carter are proposed for election to each Investment Company's Board (hereafter, the four current Board Members and the five proposed new Board Members are referred to as the "Nominees"). Each Nominee, except John K. Carter, is not an "interested person," as that term is defined in the 1940 Act, of the Investment Companies. As further discussed in this Joint Proxy Statement, Proposal I is designed to create operational and administrative efficiencies by electing a Board composed of Board Members who are familiar with the Investment Companies, TFAI, and the funds currently managed by TFAI.

     Proposal II: The Boards approved proposed new investment advisory agreements between TFAI and each of the Investment Companies on behalf of each of their series (the "Advisory Agreements"). Diversified currently serves as investment adviser for certain of the Funds. The remaining Funds do not currently have investment advisory agreements, and it is proposed that Advisory Agreements be entered into with respect to these Funds as well.

     - As a result of the appointment of TFAI as investment adviser, the Funds will become part of a larger complex of investment companies, all advised by TFAI. However, Diversified will remain involved with the Funds, either directly by continuing to provide services and expertise to retirement plans (as well as their sponsors and participants) that invest in the Funds, or indirectly through personnel that will join TFAI to assist TFAI in continuing to provide to the Funds the same level of services that Diversified currently provides.

     - The Funds anticipate benefiting from TFAI's expertise gained from providing comparable "manager of managers" investment advisory services to the TFAI Fund Family, as well as the potential future scale efficiencies and economies and marketing advantages offered by retaining the primary investment management and fund administration service provider in the AEGON Group of Companies. The consolidation of these activities in TFAI is expected to result in a combined Fund Complex that will be served by an adviser with significant experience, resources and depth.

     - The investment subadvisers to each series of DIP and the investment objectives, strategies and risks of each Fund will remain the same. As a result, the day-to-day investment management of the Funds is expected to remain unchanged.

     - The investment advisory fees paid by the Funds to TFAI under the Advisory Agreements will remain the same as the fees currently paid by the Funds to Diversified. The Funds' other operating fees and expenses also are expected to remain the same. Some Funds are subject to expense limitation arrangements, pursuant to which Diversified has undertaken to limit the Funds' fees and expenses to certain levels. TFAI will maintain the same expense limitation arrangements.

     - If the Advisory Agreements are approved by the holders, concurrently with the appointment of TFAI as investment adviser, the Funds' current transfer agent, distributor and administrator will be replaced by the entities affiliated with TFAI and Diversified that currently render transfer agency, distribution and administrative services to the TFAI Fund Family. The services that these entities will provide to the Funds will remain substantially the same as the services the Funds currently receive.

     - All of the Funds are, and after implementation of the Proposals will continue to be, organized in a master-feeder structure, and also, for some Funds, in fund-of-funds arrangements. It is possible, however, that in the future, certain or all of the Funds could be reorganized into other mutual funds for which TFAI also serves as investment adviser and which may not be organized in a master-feeder or fund-of-funds structure.

     Proposal III: The Boards of each Trust seek approval of an amendment to the current declaration of trust that, if approved, will enable the Board to amend the declaration of trust without the expense and delay associated with soliciting approval of the holders. The Boards are currently able to amend the declarations of trust in many respects without approval of the holders and, as discussed below, whether or not Proposal III is approved by the Boards, they intend to implement a number of changes that they deem to be in the holders' best interests. Proposal III would allow the Boards to manage the Investment Companies and the Funds more effectively and more efficiently by expanding their ability to revise the declarations of trust to respond to future contingencies, changes in industry standards, economic conditions and regulatory changes.

     Proposal IV: The Boards seek approval of changes to the fundamental investment policies of each Fund. Proposal IV is intended to simplify, modernize and standardize, to the extent possible, the fundamental investment policies of each of the Funds. If approved, the Funds' fundamental investment policies would be the same as those of the mutual funds currently managed by TFAI. The proposed changes are intended to provide each of the Funds with greater investment flexibility and may facilitate the management of the Funds' assets. In addition, the changes should simplify the process of monitoring compliance with the policies. Since legal requirements governing the Funds are complex and change from time to time, simplifying and standardizing compliance should benefit the Funds. Holders should note that these proposed changes are not expected to change the way the Funds currently are managed.

     Proposal V: The Boards seek approval to amend 12b-1 Plans for the Feeder Funds. The amended 12b-1 Plans are intended to enable each of the Feeder Funds to promote sales of its interests and to create economies of scale. In addition, the amended 12b-1 Plans are intended to enable the Feeder Funds to provide personal service and maintenance with respect to holders' accounts as appropriate for each Fund.

     The implementation of any one or more Proposals is not contingent upon the approval of any other Proposal or Proposals.

     The cost of this proposed restructuring, including the costs of these proxy materials and the costs of soliciting holders, will be borne by TFAI and/or its affiliates, and not the Funds or their holders.

     The Board of each Investment Company recommends that you vote "FOR" each of these five Proposals for which you are entitled to vote.

IMPORTANT VOTING INFORMATION

     Holders of record of each Master Portfolio at the close of business on the Record Date are entitled to vote in the proportion that their beneficial interests in the Master Portfolio bear to the total beneficial interests in that Master Portfolio. Holders of record of the Funds that are series of DIFG and DIFG II at the close of business on the Record Date are entitled to one vote for each share held of the applicable Fund (with proportional fractional votes for fractional shares). Holders of record of the Strategic Variable Funds at the close of business on the Record Date are entitled to one vote per $100 (with proportional fractional votes for amounts less than $100) of the dollar value of the accumulation account for the holder's credit in a contract held in the applicable Strategic Variable Fund subaccount. The total dollar value of beneficial interests, dollar value of voting interests, or number of shares of each Fund outstanding at the close of business on the Record Date is shown in Appendix A.

     The Fund with respect to which your vote is being solicited is named on the proxy card included with this Joint Proxy Statement. If you have the right to vote with respect to more than one Fund as of the Record Date, you may receive more than one proxy card. Please sign, date and return each proxy card, or if you prefer to provide voting instructions by telephone or over the Internet, please vote on the Proposals affecting each applicable Fund. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

     All properly executed proxies received prior to a Fund's Special Meeting will be voted at that Special Meeting. On the matters coming before each Special Meeting as to which a holder has specified a choice on that holder's proxy, the holder's interests will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more Proposals, the interests will be voted "FOR" each such Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meetings.

     Holders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all Proposals at any time before a vote is taken on a Proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold your interests through a bank or other intermediary or if you are the holder of a variable annuity contract (as discussed under "Quorum, Vote Required and

Manner of Voting Proxies" below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

QUORUM, VOTE REQUIRED AND MANNER OF VOTING PROXIES

  QUORUM

     A quorum of holders of a Fund is required to take action at that Fund's Special Meeting. For each of the Investment Companies, a quorum of the holders of the Investment Company as a whole is required in order to take action with respect to Proposals I and III, and, a quorum of the holders for each particular Fund is required in order for action to be taken by the holders of that Fund with respect to Proposals II, IV and V, whether or not there is a quorum of the holders of the Investment Company as a whole. Similarly for DISVF, a quorum of the holders of DISVF as a whole is required in order to take action with respect to Proposals I and III, and, a quorum of the holders for each particular Fund is required in order for action to be taken by the holders of that Fund with respect to Proposals II and IV, whether or not there is a quorum of the holders of the DISVF as a whole.

     With respect to DIP and each Master Portfolio, holders of at least one-third (33 1/3%) of the outstanding interests of DIP or the applicable Master Portfolio, present in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. With respect to DIFG and DIFG II and each of their series, the holders of a majority of outstanding interests of the applicable Investment Company or Fund, present in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. With respect to DISVF and each Strategic Variable Fund, holders of at least thirty percent (30%) of the outstanding interests of DISVF or the applicable Strategic Variable Fund, present in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

     Only proxies that are voted, abstentions and "broker non-votes" will be counted toward establishing a quorum. "Broker non-votes" are interests held by a broker or nominee as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.

     In the absence of a quorum, or if a quorum is present but sufficient votes to approve a Proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the interests present in person or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of a Special Meeting. A vote may be taken on any Proposal prior to any such adjournment if sufficient votes have been received.

  VOTE REQUIRED

     Proposal I. In the case of each Investment Company, holders of all of the Funds that are series of the Investment Company vote together as a single class with respect to the election of nominees for Board Members of the Investment Company. Each Nominee must be elected by a plurality of the interests that are voted on this Proposal by holders of the applicable Investment Company. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have no effect on Proposal I.

     Proposals II, IV and V. Each Fund votes separately with respect to Proposals II, IV and V. With respect to each Fund, approval of each of Proposals II, IV and V, if a quorum of the Fund's holders is present at the Special Meeting, requires the vote of a "majority of the outstanding voting securities" of that Fund within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the interests that are present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding interests are present or represented by proxy, or
(b) more than 50% of the Fund's outstanding interests ("1940 Act Majority Vote"). Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposals II, IV and V.

     Proposal III. In the case of each Trust, holders of all of the Funds that are series of the Investment Company vote together as a single class with respect to the Proposal to amend the Trust's current declaration of trust. Approval of Proposal III requires the affirmative vote of a majority of the outstanding interests of the applicable Investment Company. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal III.

  MANNER OF VOTING

     Interests in the Master Portfolios are held by (i) Feeder Funds; (ii) certain variable annuity accounts (including those sponsored by TFLIC); and
(iii) other investors. For each Proposal, each Feeder Fund will vote its interests in the Master Portfolio in which it invests in accordance with the voting instructions received from its holders and will vote interests in the Master Portfolio with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other holders (this is called "proportional voting" or "echo voting"). Because the Feeder Fund will use proportional voting to vote its interests in its corresponding Master Portfolio, a small number of holders could determine how a Feeder Fund votes if other holders fail to vote. Please note that, as the Master Portfolios have holders besides the Feeder Funds, it is possible that one or more Proposals affecting the Master Portfolios may not be approved by the Master Portfolios, even if they are approved by the requisite Feeder Fund holders. It is also possible that a matter may be approved by the Master Portfolios, even if it is not approved by Feeder Fund holders.

     In the case of interests in the Master Portfolios that are held by variable annuity separate accounts established by insurance companies (including TFLIC) to fund variable annuity contracts, ownership of the interests is legally vested in the separate accounts. TFLIC will seek voting instructions from the variable account holders and will vote in accordance with such instructions. A signed proxy card or other authorization by a holder that does not specify how the holder's interests should be voted on a Proposal may be deemed an instruction to vote such interests in favor of the applicable Proposal. For separate accounts that are registered under the 1940 Act, TFLIC will use proportional voting to vote interests for which no timely instructions are received from the holders. As a result, a small number of owners of such variable annuity contracts could determine how TFLIC votes, if other owners fail to vote. Other participating insurance companies may follow similar voting procedures.

     As described above, the Strategic Allocation Funds and the Strategic Variable Funds invest their assets through a fund-of-funds arrangement. Accordingly, the Strategic Allocation Funds hold interests in the Feeder Funds and the Strategic Variable Funds hold interests in the series of Diversified Investors Variable Funds. For each Proposal, each Strategic Allocation Fund and Strategic Variable Fund will vote its interests in any underlying Funds in the same proportion in which votes are cast by other holders of the underlying Fund. It is, therefore, possible that the Strategic Allocation Funds and the Strategic Variable Funds may vote their interests in the underlying Funds in which they invest differently from the way in which holders of interests in the Strategic Allocation Funds and the Strategic Variable Funds vote on similar proposals.

     When a Feeder Fund holder votes with respect to a Proposal, that vote will also constitute instructions for the Feeder Fund to vote in the same manner on the corresponding Proposal for the Master Portfolio in which it invests.

     If you hold interests through a variable annuity contract, and if you do not give specific voting instructions for your interests, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your participating insurance company specific instructions as to how you want your interests to be voted.

                      PROPOSAL I -- TO ELECT BOARD MEMBERS

     The purpose of this Proposal I is for each Investment Company to elect a Board that will assume office upon election by the holders. At a Board meeting held on August 10, 2007, the current Board Members of each Investment Company nominated the nine persons listed below (the "Nominees") to serve as Board Members.

     As described above, the AEGON Group of Companies has decided to consolidate all "manager of managers" investment advisory services in TFAI in order to form a premier fund management and administration organization combining the expertise of the personnel of both TFAI and Diversified. As a result of this consolidation, representatives of TFAI and Diversified proposed to the Boards a combination of the investment and administration operations of the TFAI and Diversified Fund Families. TFAI and Diversified also recommended the election of a single board (the "New Board") to oversee the consolidated Fund Complex. The Boards have concluded that the funds in the Diversified Fund Family will enjoy operational and administrative efficiencies if the same individuals serve as Board Members for the Investment Companies and other investment companies in the Fund Complex, as discussed below.

     Four of the Nominees, Neal M. Jewell, Eugene M. Mannella, Joyce Galpern Norden and Patricia L. Sawyer, currently serve as members of each Board; the other five Nominees, Leo J. Hill, Russell A. Kimball, Jr., Norm R. Nielsen, John
W. Waechter and John K. Carter, currently serve as directors or trustees of investment companies in the TFAI Fund Family.

     The Nominees were nominated by Board Members who are not "interested persons" of the Fund Complex, as that term is defined in Section 2(a)(19) of the 1940 Act.

     It is intended that the enclosed proxy card will be voted for all Nominees for the New Board unless a proxy contains specific instructions to the contrary. Also, by voting for Nominees, holders of a Feeder Fund will be instructing the Feeder Fund to vote in favor of those Nominees for the Master Portfolio in which the Feeder Fund invests its assets.

REASON FOR PROPOSED REALIGNMENT AND CONSOLIDATION

     Each Board has determined that the election of the New Board to oversee the Funds and other funds in the combined Fund Complex may provide benefits to holders of the Funds. In reaching this conclusion, each Board identified numerous potential advantages to the Funds and their holders, including:

     - increased availability of management's time and resources for providing services to the Funds and focusing on long-term strategic initiatives;

     - greater Board access to senior management as a result of a decrease in demands on senior management's time to prepare for and attend Board and committee meetings of multiple Boards;

     - consistent governance and operations approaches for the Funds and the other funds in the Fund Complex;

     - more efficient Board oversight, including a uniform approach to overseeing investment and compliance operations;

     - potential cost savings from a consolidation of Board Members and Board meetings throughout the Fund Complex;

     - the enhanced influence of a single Board for all funds in the Fund
       Complex;

     - facilitation of the anticipated future integration of other funds in the Fund Complex, offering the possibility of additional economies of scale for holders; and

     - the benefits of having Board Members who are familiar with funds in the Diversified Fund Family and in the TFAI Fund Family, as well as with management personnel serving the Funds and other funds in the Fund Complex.

     The Boards also noted that a consolidated board structure would be consistent with that of many other fund groups having a common investment adviser.

NOMINEES

     You are being asked to elect the Board Members of your Fund. If elected, the Nominees will comprise the entire Board of each of the Investment Companies, and each of them will hold office until his or her successor has been duly elected or appointed, until reaching the mandatory retirement age, or until his or her earlier death, resignation or removal.

     Each Nominee has consented to serve on the New Board if elected by holders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by members of your Board.

     A Nominee is deemed "independent" if the Nominee is not an "interested person" of the Fund Complex, as that term is defined in Section 2(a)(19) of the 1940 Act (an "Independent Nominee"). Each of the Nominees other than Mr. John K. Carter is considered an "Independent Nominee." Mr. Carter is an "interested person" under the 1940 Act by virtue of his position with TFAI and its affiliates, as described in the table below. If elected, Mr. Carter will serve as Chairman of the New Board.

     The mailing address of each Nominee is c/o Secretary of the Funds, Four Manhattanville Road, Purchase, New York 10577. The Nominees, their ages, their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Fund Complex the Nominees are nominated to oversee if elected, and other board memberships they hold are set forth in the table below.


                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                               FUND
                               POSITION(S)                                                   COMPLEX          OTHER BOARD
                                HELD WITH      LENGTH OF                                      TO BE           MEMBERSHIPS
                             THE INVESTMENT      TIME         PRINCIPAL OCCUPATION(S)        OVERSEEN           HELD BY
NAME AND AGE                    COMPANIES      SERVED(+)      DURING PAST FIVE YEARS        BY NOMINEE          NOMINEE
------------                 --------------    ---------      -----------------------     -------------   ------------------


INDEPENDENT NOMINEES:(++)
Neal M. Jewell............    Nominee/Board   Since 1993   Retired (2004 to present);          160        None
  Age: 72                        Member                    Trustee, DIP, DIFG, DIFG II,
                                                           and DISVF (1993 to present);
                                                           Independent Trustee, EAI
                                                           Select Managers Equity Fund
                                                           (a mutual fund) (1996 to
                                                           2004).
Eugene M. Mannella........    Nominee/Board   Since 1993   Self-employed consultant            160        None
  Age: 53                        Member                    (2006 to present);
                                                           President, Arapain Partners
                                                           LLC (limited purpose
                                                           broker/dealer) (1998 to
                                                           present); Trustee, DIP,
                                                           DIFG, DIFG II, and DISVF
                                                           (1994 to present);
                                                           President, International
                                                           Fund Services (alternative
                                                           asset administration) (1993
                                                           to 2005).
Joyce Galpern Norden......    Nominee/Board   Since 1993   Retired (2004 to present);          160        None
  Age: 68                        Member                    Trustee, DIP (2002 to
                                                           present); Trustee, DIFG,
                                                           DIFG II, and DISVF (1993 to
                                                           present); Vice President,
                                                           Institutional Advancement,
                                                           Reconstructionist Rabbinical
                                                           College (1996 to 2004).
Patricia L. Sawyer........    Nominee/Board   Since 1993   Trustee, DIP, DIFG, DIFG II,        160        None
  Age: 57                        Member                    and DISVF (1993 to present);
                                                           President and Executive
                                                           Search Consultant, Smith &
                                                           Sawyer LLC (consulting)
                                                           (1989 to present).

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                               FUND
                               POSITION(S)                                                   COMPLEX          OTHER BOARD
                                HELD WITH      LENGTH OF                                      TO BE           MEMBERSHIPS
                             THE INVESTMENT      TIME         PRINCIPAL OCCUPATION(S)        OVERSEEN           HELD BY
NAME AND AGE                    COMPANIES      SERVED(+)      DURING PAST FIVE YEARS        BY NOMINEE          NOMINEE
------------                 --------------    ---------      -----------------------     -------------   ------------------

Leo J. Hill...............       Nominee      N/A          Principal, Advisor Network          160        None
  Age: 51                                                  Solutions, LLC (business
                                                           consulting) (2006 to
                                                           present); Trustee,
                                                           Transamerica IDEX Mutual
                                                           Funds ("TA IDEX") (2002 to
                                                           present); Director,
                                                           Transamerica Income Shares,
                                                           Inc. ("TI Shares") (2002 to
                                                           present); Trustee,
                                                           AEGON/Transamerica Series
                                                           Trust ("ATST") (2001 to
                                                           present); Owner and
                                                           President, Prestige
                                                           Automotive Group (2001 to
                                                           2005); President, L. J. Hill
                                                           & Company (1999 to present);
                                                           Market President, Nations
                                                           Bank of Sun Coast Florida
                                                           (1998 to 1999); President
                                                           and Chief Executive Officer,
                                                           Barnett Banks of Treasure
                                                           Coast Florida (1994 to
                                                           1998); Executive Vice
                                                           President and Senior Credit
                                                           Officer, Barnett Banks of
                                                           Jacksonville, Florida (1991
                                                           to 1994); Senior Vice
                                                           President and Senior Loan
                                                           Administration Officer,
                                                           Wachovia Bank of Georgia
                                                           (1976 to 1991).
Russell A. Kimball, Jr. ..       Nominee      N/A          Trustee, TA IDEX (2002 to           160        None
  Age: 63                                                  present); Director, TI
                                                           Shares (2002 to present);
                                                           Trustee, ATST (1986 to
                                                           present); General Manager,
                                                           Sheraton Sand Key Resort
                                                           (1975 to present).
Norm R. Nielsen...........       Nominee      N/A          Retired (2005 to present)           160        Buena Vista
  Age: 68                                                  Trustee, TA IDEX (2006 to                      University Board
                                                           present); Director, TI                         of Trustees (2004
                                                           Shares (2006 to present);                      to present)
                                                           Trustee, ATST (2006 to
                                                           present); Director, Iowa
                                                           City Area Development (1996
                                                           to 2004); Director, Iowa
                                                           Health Systems (1994 to
                                                           2003); Director, U.S. Bank
                                                           (1988 to 2006); President,
                                                           Kirkwood Community College
                                                           (1979 to 2005).
John W. Waechter..........       Nominee      N/A          Trustee, TA IDEX (2005 to           160        None
  Age: 55                                                  present); Director, TI
                                                           Shares (2004 to present);
                                                           Trustee, ATST (2004 to
                                                           present); employee, RBC Dain
                                                           Rauscher (securities dealer)
                                                           (March 2004 to May 2004);
                                                           Executive Vice President,
                                                           Chief Financial Officer and
                                                           Chief Compliance Officer,
                                                           William R. Hough & Co.
                                                           (securities dealer) (1979 to
                                                           2004); Treasurer, The Hough
                                                           Group of Funds (1993 to
                                                           2004).

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                               FUND
                               POSITION(S)                                                   COMPLEX          OTHER BOARD
                                HELD WITH      LENGTH OF                                      TO BE           MEMBERSHIPS
                             THE INVESTMENT      TIME         PRINCIPAL OCCUPATION(S)        OVERSEEN           HELD BY
NAME AND AGE                    COMPANIES      SERVED(+)      DURING PAST FIVE YEARS        BY NOMINEE          NOMINEE
------------                 --------------    ---------      -----------------------     -------------   ------------------

INTERESTED NOMINEE:(+++)
John K. Carter............       Nominee      N/A          President and Chief                 160        None
  Age: 46                                                  Executive Officer, DIP,
                                                           DIFG, DIFG II and DISVF
                                                           (August 2007 to present);
                                                           Trustee (September 2006 to
                                                           present), President and
                                                           Chief Executive Officer
                                                           (July 2006 to present),
                                                           Senior Vice President (1999
                                                           to June 2006), Chief
                                                           Compliance Officer, General
                                                           Counsel and Secretary (1999
                                                           to August 2006), TA IDEX;
                                                           Trustee (September 2006 to
                                                           present), President and
                                                           Chief Executive Officer
                                                           (July 2006 to present),
                                                           Senior Vice President (1999
                                                           to June 2006), Chief
                                                           Compliance Officer, General
                                                           Counsel and Secretary (1999
                                                           to August 2006), ATST;
                                                           Director (September 2006 to
                                                           present), President and
                                                           Chief Executive Officer
                                                           (July 2006 to present),
                                                           Senior Vice President (2002
                                                           to June 2006), General
                                                           Counsel, Secretary and Chief
                                                           Compliance Officer (2002 to
                                                           August 2006), TI  Shares;
                                                           President and Chief
                                                           Executive Officer (July 2006
                                                           to present), Senior Vice
                                                           President (1999 to June
                                                           2006), Director (2000 to
                                                           present), General Counsel
                                                           and Secretary (2000 to
                                                           August 2006), Chief
                                                           Compliance Officer (2004 to
                                                           August 2006), TFAI;
                                                           President and Chief
                                                           Executive Officer (July 2006
                                                           to present), Senior Vice
                                                           President (1999 to June
                                                           2006), Director (2001 to
                                                           present), General Counsel
                                                           and Secretary (2001 to
                                                           August 2006), Transamerica
                                                           Fund Services, Inc.
                                                           (''TFS"); Vice President,
                                                           AFSG Securities Corporation
                                                           (2001 to present); Chief
                                                           Executive Officer (July 2006
                                                           to present), Vice President,
                                                           Secretary and Chief
                                                           Compliance Officer (2003 to
                                                           August 2006), Transamerica
                                                           Investors, Inc. (''TII");
                                                           Senior Vice President,
                                                           General Counsel and
                                                           Secretary, Transamerica
                                                           Index Funds, Inc. (''TIFI")
                                                           (2002 to 2004); Vice
                                                           President, Transamerica
                                                           Investment Services, Inc.
                                                           (''TISI") (2003 to 2005) and
                                                           Transamerica Investment
                                                           Management, LLC (''TIM")
                                                           (2001 to 2005).


--------

   (+) Indicates the earliest year in which the Nominee became a board member for a fund in the Fund Complex.

  (++) "Independent Nominee" means a person who is not an "interested person" as that term is defined in Section 2(a)(19) of the 1940 Act.

 (+++) Mr. Carter is an "interested person" under the 1940 Act because of his position with TFAI and certain of its affiliates. If elected, Mr. Carter will serve as Chairman of the New Board.

     On August 10, 2007, each Board voted to establish a mandatory retirement age of 75 for Board Members, effective on the date on which the Nominees who are not currently Board Members of the Investment Companies (or any one of them) accept their elections and commence service as members of the New Board (the "Effective Date"). Pursuant to the mandatory retirement policy, any Independent Board Member who attained the age of 75 prior to the Effective Date will be deemed to have retired as of the Effective Date and any Independent Board Member who attains the age of 75 after the Effective Date will be deemed to have retired as of the last day of the calendar year in which he or she attains the age of 75. The policy also allows any Independent Board Member to elect to retire as of the Effective Date.

     Each Investment Company will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Investment Company unless, as to liability to the Investment Company or its holders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Investment Company. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Board Members or in a written opinion of legal counsel chosen by a majority of the Board Members and determined by them in their reasonable judgment to be independent, that such officers or Board Members have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

OFFICERS OF THE INVESTMENT COMPANIES

     The mailing address of each officer is c/o Secretary of the Funds, Four Manhattanville Road, Purchase, New York 10577. The following table shows information about the officers, including their ages, their positions held with the Investment Companies and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.


                          POSITION(S) HELD
                                WITH
                           THE INVESTMENT          LENGTH OF TIME           PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANIES                SERVED*              DURING THE PAST FIVE YEARS
------------              ----------------         --------------          --------------------------


John K. Carter.......  Chief Executive         Since 2007              See the table above.
  Age: 46              Officer and President
Dennis P. Gallagher..  Vice President,         Since 2007              Vice President, General Counsel
  Age: 36              General Counsel and                             and Secretary, DIP, DIFG, DIFG II
                       Secretary                                       and DISVF (August 2007 to
                                                                       present); Senior Vice President,
                                                                       General Counsel and Secretary, TA
                                                                       IDEX, ATST and TI Shares
                                                                       (September 2006 to present); Vice
                                                                       President and Secretary, TII
                                                                       (September 2006 to present);
                                                                       Director, Senior Vice President,
                                                                       General Counsel and Secretary,
                                                                       TFAI and TFS (September 2006 to
                                                                       present); Director, Deutsche
                                                                       Asset Management (1998 to 2006).
Elizabeth L.           Deputy General          Since 2005              Deputy General Counsel and
  Belanger...........  Counsel, Assistant                              Conflicts of Interest Officer
  Age: 35              Secretary and                                   (August 2007 to present),
                       Conflicts of                                    Assistant Secretary (August 2005
                       Interest Officer                                to present), DIP, DIFG, DIFG II
                                                                       and DISVF (August 2007 to
                                                                       present); Deputy General Counsel,
                                                                       Assistant Secretary and Conflicts
                                                                       of Interest Officer, TA IDEX,
                                                                       ATST and TI Shares (July 2007 to
                                                                       present); Vice President and
                                                                       Senior Counsel, Diversified (with
                                                                       Diversified since 2005);
                                                                       Director, TFLIC (April 2006 to
                                                                       present); Director of Compliance,
                                                                       Domini Social Investments LLC
                                                                       (November 2003 to May 2005);
                                                                       Associate, Bingham McCutchen LLP
                                                                       (September 1997 to October 2003).
Joe Carusone.........  Vice President,         Since 2001              Vice President (August 2007 to
  Age: 41              Treasurer and                                   present), Treasurer and Principal
                       Principal Financial                             Financial Officer (2001 to
                       Officer                                         present), DIP, DIFG, DIFG II and
                                                                       DISVF; Vice President, Treasurer
                                                                       and Principal Financial Officer,
                                                                       TA IDEX, ATST and TI Shares (July
                                                                       2007 to present); Vice President,
                                                                       Diversified (with Diversified
                                                                       since 1999); President,
                                                                       Diversified Investors Securities
                                                                       Corp. ("DISC") (February 2007 to
                                                                       present); Director, TFLIC (2004
                                                                       to present).

                          POSITION(S) HELD
                                WITH
                           THE INVESTMENT          LENGTH OF TIME           PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANIES                SERVED*              DURING THE PAST FIVE YEARS
------------              ----------------         --------------          --------------------------

Christopher A.         Vice President and      Since 2007              Vice President and Chief
  Staples............  Chief Investment                                Investment Officer, DIP, DIFG,
  Age: 37              Officer                                         DIFG II and DISVF (August 2007 to
                                                                       present); Vice President (July
                                                                       2007 to present), Chief
                                                                       Investment Officer (June 2007 to
                                                                       present), Senior Vice President
                                                                       (June 2007 to July 2007), Senior
                                                                       Vice President -- Investment
                                                                       Management (July 2006 to June
                                                                       2007), Vice
                                                                       President -- Investment
                                                                       Management (2004 to July 2006),
                                                                       TA IDEX, ATST and TI Shares; Vice
                                                                       President, Investment
                                                                       Administration, TII (2004 to
                                                                       present); Director, TFS (2005 to
                                                                       present); Assistant Vice
                                                                       President, Raymond James &
                                                                       Associates (1999 to 2004).
Rick Resnik..........  Chief Compliance        Since 2004              Chief Compliance Officer, DIP,
  Age: 40              Officer                                         DIFG, DIFG II and DISVF (August
                                                                       2007 to present); Vice President
                                                                       and Chief Compliance Officer,
                                                                       Diversified (with Diversified
                                                                       since 1998); Director, Vice
                                                                       President and Chief Compliance
                                                                       Officer, DISC (June 1999 to
                                                                       present).
Michael Masson.......  Assistant               Since 2007              Assistant Treasurer, DIP, DIFG,
  Age: 36              Treasurer                                       DIFG II and DISVF (August 2007 to
                                                                       present); Assistant Treasurer, TA
                                                                       IDEX, ATST and TI Shares (July
                                                                       2007 to present); Assistant Vice
                                                                       President, ATST and TI Shares
                                                                       (2005 to July 2007); Assistant
                                                                       Vice President, TII (2005 to
                                                                       present); Assistant Vice
                                                                       President, TFS and TFAI (2005 to
                                                                       present); Assistant Vice
                                                                       President, JPMorgan  Chase & Co.
                                                                       (1999 to 2005).
Suzanne Valerio-       Assistant               Since 2002              Assistant Treasurer, DIP, DIFG,
  Montemurro.........  Treasurer                                       DIFG II and DISVF (August 2007 to
  Age: 42                                                              present); Assistant Treasurer, TA
                                                                       IDEX, ATST and TI Shares (July
                                                                       2007 to present); Vice President,
                                                                       Diversified (with Diversified
                                                                       since 1998).


--------

   * If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

     None of the officers received compensation from the Funds for the fiscal year ended December 31, 2006, although officers may be reimbursed for reasonable travel expenses for attending meetings of the Board.

     As of June 30, 2007, all Board Members and officers as a group owned less than 1% of the outstanding interests of each Fund.

NOMINEE OWNERSHIP OF EQUITY SECURITIES

     The following table shows the amount of equity securities beneficially owned by the Nominees as of June 30, 2007 in the Funds that they oversee and in all the funds in the Fund Complex.


                                                                               AGGREGATE DOLLAR
                                                                                RANGE OF EQUITY
                                                                               SECURITIES IN ALL
                                                                             FUNDS TO BE OVERSEEN
                                          DOLLAR RANGE OF                    BY NOMINEE IN FAMILY
                                        EQUITY SECURITIES IN                     OF INVESTMENT
NOMINEE                                      EACH FUND                            COMPANIES*
-------                   -----------------------------------------------    --------------------


INDEPENDENT NOMINEES:
Neal M. Jewell.........                         None                                 None
Eugene M. Mannella.....                         None                                 None
Joyce Galpern Norden...                         None                                 None
Patricia L. Sawyer.....                         None                                 None
Leo J. Hill............                         None                             Over $100,000
Russell A. Kimball,                             None                             Over $100,000
  Jr. .................
Norm R. Nielsen........                         None                             Over $100,000
John W. Waechter.......                         None                             Over $100,000

INTERESTED NOMINEE:
John K. Carter.........   DIVERSIFIED INVESTORS PORTFOLIOS                       Over $100,000
                          High Quality Bond Portfolio -- $50,001-$100,000
                          Value & Income Portfolio -- $50,001-$100,000
                          Equity Growth Portfolio -- Over $100,000
                          Special Equity Portfolio -- Over $100,000
                          International Equity Portfolio -- $1-$10,000




--------

(*) The family of investment companies consists of all funds in the Fund
Complex.

     None of the Independent Nominees or their immediate family members had any interest in the investment adviser, subadvisers or distributor of the Investment Companies, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Nominee's spouse, children residing in the Nominee's household and dependents of the Nominee.

COMPENSATION

     Information relating to compensation paid to the Board Members for the fiscal year ended December 31, 2006 is set forth in Appendix B hereto.

COMMITTEES AND MEETINGS OF EACH BOARD

     The business and affairs of each Investment Company are managed by or under the direction of its Board.

     During the fiscal year ended December 31, 2006, each Board met eight times. Each Board Member then in office attended at least 75% of the aggregate of the total number of meetings of the Board and of the total number of meetings held by all committees of the Board on which the member served. None of the Investment Companies holds annual meetings of holders, and therefore the Investment Companies do not have a policy regarding attendance of Board Members at annual meetings of holders.

  AUDIT COMMITTEE

     Each Board has established a separately designated Audit Committee in accordance with the 1940 Act. Each Board's standing Audit Committee is composed of all of the Independent Board Members. The Audit Committee reviews the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent registered public accountants for the Funds. During the fiscal year ended December 31, 2006, each Audit Committee met four times. Each Audit Committee acts pursuant to a written charter.

  NOMINATING COMMITTEE

     Each Board also has a standing Nominating Committee composed of all Independent Board Members. The Nominating Committee has been established to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board, subject to procedures set forth in the Nominating Committee's charter, the by-laws of the Investment Company or resolutions of the Board, (iii) select and nominate, or recommend for nomination by the Board, candidates for election as Board Members, and (iv) set necessary standards or qualifications for service on the Board. The Nominating Committee did not exist as a formal committee of the Board during the fiscal year ended December 31, 2006. Instead, all of the Independent Board Members as a whole acted in such capacity, including in connection with the additions of Mr. Johnson and Mr. Robinson as Board Members in 2006. Each Nominating Committee acts pursuant to a written charter, a copy of which is attached hereto as Appendix C.

     In connection with the identification, evaluation and nomination of candidates to the Board, the Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Investment Company's investment advisers and other principal service providers. The Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence. In assessing the qualification of a potential candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees and such other factors as it may deem relevant. Specific desired (but not required) qualities of Independent Board Member candidates include:

     - public or private sector stature sufficient to instill confidence;

     - high personal and professional integrity;

     - good business sense;

     - ability to commit the necessary time to prepare for and attend meetings;

     - not financially dependent on Board Member retainer and meeting fees;

     - general understanding of financial issues, investing, financial markets and technology;

     - general understanding of balance sheets and operating statements;

     - first-hand knowledge of investing;

     - experience in working in a highly regulated and complex legal framework;

     - demonstrated ability to maintain "independence" of management and other service agents while maintaining a constructive working relationship;

     - ability to be critical, but not confrontational;

     - demonstrated ability to contribute to Board and committee process;

     - ability to consider diverse issues and make timely, well-informed decisions;

     - familiarity with the securities industry; and

     - qualification as an "Audit Committee Financial Expert."

     In filling Board vacancies, the Nominating Committee may consider and evaluate nominees recommended by holders. Nominations proposed by holders must be properly submitted for consideration, and will be properly submitted if the qualifications and procedures set forth in the Nominating Committee's charter are met. Each eligible holder or group of holders may submit no more than one nominee each calendar year.

     In order for the Nominating Committee to consider holder submissions, the following requirements must be met regarding the nominee:

     - the nominee must satisfy all qualifications provided in the charter and in the Investment Company's organizational documents, including qualification as a possible Independent Board Member if the nominee is to serve in that capacity;

     - the nominee may not be the nominating holder, a member of the nominating holder group or an immediate family member of either the nominating holder or any member of the nominating holder group;

     - neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating holder entity or entity in a nominating holder group;

     - neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating holder or any member of a nominating holder group;

     - the nominee may not be an executive officer, director or person fulfilling similar functions of the nominating holder or any member of the nominating holder group, or of an affiliate of the nominating holder or any such member of the nominating holder group;

     - the nominee may not control the nominating holder or any member of the nominating holder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and

     - a holder or holder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

     In order for the Nominating Committee to consider holder submissions, the following requirements must be satisfied regarding the holder or holder group submitting the proposed nominee:

     - Any holder or holder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board Member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating holder or holder group must also bear the economic risk of the investment.

     - The nominating holder or holder group must also submit a certification which provides the interests which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote;
       (c) sole power to dispose or direct the disposition of such interests; and (d) shared power to dispose or direct the disposition of such interests. In addition, the certification shall provide that the interests have been held continuously for at least two years.

     The written holder nomination must substantiate compliance with the foregoing requirements, must be delivered to the Funds' Secretary and must contain, among other information, information regarding the nominee required to be disclosed in solicitations of proxies for elections of directors. The Nominating Committee will consider all submissions meeting the applicable requirements that are received by December 31 of the most recently completed calendar year.

  COMPENSATION COMMITTEE

     None of the Boards has a standing compensation committee or other committee performing equivalent functions. Decisions regarding compensation of Board Members are made by each Board.

REQUIRED VOTE

     This Proposal I must be approved by a plurality of the votes cast in person or by proxy at a Special Meeting at which a quorum exists. The votes of Funds in the same Investment Company will be counted together with respect to the election of the Nominees to the Board and the holders of each Fund will vote together as a single class with the holders of all other Funds that are series of the same Investment Company. As noted above, by voting for Nominees, holders of a Feeder Fund will be instructing the Feeder Fund to vote in favor of those Nominees for any underlying Master Portfolio in which the Feeder Fund invests.

     YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD.

            PROPOSAL II -- TO APPROVE THE PROPOSED ADVISORY AGREEMENT
                      WITH TRANSAMERICA FUND ADVISORS, INC.

     Holders of each Fund are being asked to approve an Advisory Agreement between the Fund and a new investment adviser, TFAI. General descriptions of the proposed Advisory Agreement with TFAI and the investment advisory agreements currently in effect with Diversified and a general comparison of the agreements are included below. More detailed comparisons are included in Appendix D. The form of the proposed Advisory Agreement is attached hereto as Appendix E.

     Holders of (i) each Master Portfolio, (ii) each Feeder Fund, (iii) each Strategic Allocation Fund and (iv) each Strategic Variable Fund are being asked to approve Advisory Agreements. Also, by voting for a Feeder Fund's Advisory Agreement, holders will be instructing the Feeder Fund to vote in favor of a new Advisory Agreement for the underlying Master Portfolio in which the Feeder Fund invests its assets.

GENERAL INFORMATION

     As described above, TFAI currently serves as the investment adviser to another complex of registered investment companies composed of AEGON/Transamerica Series Trust ("ATST"), Transamerica IDEX Mutual Funds ("TA IDEX") and Transamerica Income Shares, Inc. ("TIS") (the "TFAI Fund Family"). TFAI renders "manager of managers" services for the TFAI Fund Family by, among other things, selecting investment subadvisers to provide daily investment management services. The TFAI Fund Family is currently comprised of 88 open-end funds and one closed-end fund. As a "manager of managers," TFAI's role is to assemble a group of investment subadvisers, closely monitor their performance, and alter the composition of the group as necessary to adapt to market conditions or fund performance. These services are comparable to the services that Diversified currently renders to the Funds.

     Both Diversified and TFAI are indirect, wholly-owned subsidiaries of AEGON, N.V., a Netherlands corporation, which is a publicly traded international insurance group, and are part of the AEGON Group of Companies. As both Diversified and TFAI are "managers of managers" and utilize similar styles in rendering investment management services to investment companies, the AEGON Group of Companies has decided to consolidate all "manager of managers" investment advisory services in one investment adviser, TFAI, in an effort to form a premier fund investment management and administrative organization combining the expertise of TFAI and Diversified. The consolidation of these activities in TFAI is expected to result in a combined fund complex that will be served by an adviser with significant experience, resources and depth. Diversified will continue to serve as a leading provider of comprehensive administrative and recordkeeping services to retirement plans.

     Diversified manages the assets of each Master Portfolio, each Strategic Allocation Fund, the Stock Index Fund series of DIFG and DIFG II (the "Stock Index Funds"), and each Strategic Variable Fund pursuant to an investment advisory agreement ("Current Advisory Agreement"). The Feeder Funds (with the exception of the Stock Index

Funds) do not currently have agreements providing for investment advisory services because each Feeder Fund invests through its Master Portfolio. The Stock Index Funds, which invest in a master fund that is not part of the Diversified fund complex, currently have investment advisory agreements with Diversified. If the proposed Advisory Agreements for the Feeder Funds are approved, the Feeder Funds will have the flexibility to have TFAI perform advisory services directly for the Fund. The Board Members may request that TFAI perform advisory services directly for a Feeder Fund if, for example, the Board Members decide that it is in the holders' best interests to withdraw the Fund's assets from its Master Portfolio, although the Board Members have no current intention to do so. The implementation of the proposed Advisory Agreements for the Feeder Funds would not increase the total advisory fees paid to TFAI by the Feeder Funds, either directly or indirectly through their investment in Master Portfolios.

     The Board of each Investment Company approved on behalf of each applicable Fund the proposed Advisory Agreements, subject to holder approval. If so approved, these agreements will result in the replacement of Diversified by TFAI as investment adviser to the Funds.

  CONTINUITY OF ADVISORY AND OTHER SERVICES

     If TFAI is approved as investment adviser to the Funds, the Funds will become part of the TFAI Fund Family. To help ensure continuity and consistency of management, key Diversified personnel responsible for the Funds today will remain involved with the Funds as they will become personnel of TFAI or other affiliated fund service providers.

     The investment subadvisers and portfolio management teams to the Funds, as well as each of the investment objectives, strategies and risks of the Funds, will not change as a result of TFAI becoming the investment adviser to the Funds. Consequently, the day-to-day investment activities of the Funds are expected to remain substantially the same.

     The AEGON Group of Companies has also decided to consolidate fund administration and transfer agency operations in one administrator and transfer agent, Transamerica Fund Services, Inc. Transamerica Fund Services is affiliated with TFAI (and Diversified) and will replace Diversified as the current administrator and transfer agent to the Funds. Diversified would continue to provide certain services to the Funds as sub-transfer agent. There will also be a consolidation of distribution services in one distributor, Transamerica Capital, Inc., also an affiliate of TFAI (and Diversified). (For DIP, Transamerica Capital will serve as placement agent since DIP does not have a distributor.) These changes are expected to occur concurrently with the appointment of TFAI as investment adviser, and will be effected at no cost to the Funds and their holders. The proposed service providers to the Funds will be compensated by the Funds at the same rates as the current service providers currently receive. The proposed service providers also will provide substantially the same services to the Funds as the Funds currently receive, so that the holders' experience with investing in, and dealing with, the Funds on a daily basis should be unchanged. Additional information about current and proposed service providers is provided in the sub-section "Additional Information -- Administrator, Transfer Agent and Principal Underwriter (or Placement Agent)" below.

  CONTINUITY OF SERVICES TO RETIREMENT PLANS

     Diversified intends to continue to provide the level of service and expertise to retirement plans and their sponsors and participants that they have come to expect over the past 50 years. For retirement plan sponsors, no material changes are expected to be made to the plan services agreements Diversified has in place with them as a result of these Proposals. Retirement plan participants will continue to enjoy the same level of services through the "Diversified Customer Call Center" and the "Diversified Direct On-Line" service as they currently enjoy. As such, if the proposed Advisory Agreements are approved, the change of investment adviser and other service providers to the Funds should be seamless to retirement plan sponsors and participants.

CURRENT ADVISORY ARRANGEMENTS

  CURRENT INVESTMENT ADVISER

     Diversified, located at Four Manhattanville Road, Purchase, New York 10577, is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA, Inc. is an indirect, wholly-owned subsidiary of AEGON N.V. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Funds. Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre- through post-retirement.

     Diversified's directors and principal executive officers, together with their addresses and principal occupations, are listed as Appendix F. No officer or Board Member of the Funds (who is not a director of Diversified) owns securities or has any other material direct or indirect interest in Diversified or is a person controlling, controlled by or under common control with Diversified.

  CURRENT ADVISORY AGREEMENTS

     Diversified manages the assets of each Master Portfolio, Strategic Allocation Fund, Stock Index Fund and Strategic Variable Fund pursuant to a Current Advisory Agreement. Variations among the agreements for the Master Portfolios, the Stock Index Funds, the Strategic Allocation Fund and Strategic Variable Fund, respectively, are discussed below. With respect to each Current Advisory Agreement, the date of the agreement, the date on which the agreement was approved by holders, the contractual investment advisory fees payable to Diversified as investment adviser to the Fund, and the aggregate amount of advisory fees paid to Diversified during the last fiscal year ended December 31, 2006 are set forth in Appendix G. The continuation of each Current Advisory Agreement was last approved by the applicable Board on May 22, 2007. Fees paid to other fund service providers affiliated with Diversified during the last fiscal year are set forth in Appendix H.

     The Current Advisory Agreement for each Fund provides that Diversified will not be liable for any mistake in judgment or in any other event whatsoever provided that nothing in the agreement is deemed to protect or purport to protect Diversified against any liability to the Fund or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Diversified's duties, or by reason of Diversified's reckless disregard of its obligations and duties, as investment adviser to the Fund under the agreement. Each Current Advisory Agreement was approved by the applicable Board for an initial term of two years, and continues in effect from year to year if such continuance is approved at least annually thereafter in accordance with the terms of the 1940 Act. The Current Advisory Agreement for each Fund also provides that it will immediately terminate in the event of its "assignment" (as defined in the 1940 Act), and may be terminated without penalty by the Fund's Board or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Diversified, or by Diversified on 90 days' written notice to the Fund.

  MASTER PORTFOLIOS AND STOCK INDEX FUNDS

     Under each of the Current Advisory Agreements relating to the management of the Master Portfolios and the Stock Index Funds, Diversified, subject to the general supervision of the Board, formulates and provides an appropriate investment program on a continuous basis in connection with the management of the Fund, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character. Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Fund in accordance with predetermined guidelines as set forth from time to time in the Fund's then-current prospectus and statement of additional information.

     Under each of the Current Advisory Agreements for the Master Portfolios, Diversified, at its expense, employs one or more subadvisers appropriate to assist it in performing its obligations under the agreement. Under each of the Current Advisory Agreements for the Stock Index Funds, Diversified, at its expense, identifies and monitors an appropriate investment portfolio in which to invest all current and future investable assets of the Stock Index Funds, or employs one or more subadvisers as it believes appropriate to assist it in performing its obligations under the agreement. Currently, each of the Stock Index Funds invests in a master fund, the S&P 500 Index Master Portfolio, a series of Master Investment Portfolio, which is advised by Barclays Global Fund Advisors.

     Under each Agreement, Diversified is required to provide all services, equipment and facilities necessary to perform its obligations. Any subadvisers employed by Diversified pursuant to the Current Advisory Agreements make the day-to-day investment decisions for the Funds and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified. Diversified is also responsible for voting all proxies in relation to the securities held in the Master Portfolios and the Stock Index Funds. The investment management services of Diversified for each Fund are not deemed exclusive under the terms of each Current Advisory Agreement, and Diversified is free to render similar services to others.

     Each Fund is responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Board Members not affiliated with any subadviser or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, legal counsel and any transfer agent, administrator, distributor, holder servicing agent, registrar or dividend disbursing agent of the Fund; expenses of distributing and redeeming interests and servicing holder accounts; expenses of preparing, printing and mailing prospectuses, holder reports, notices, proxy statements and reports to governmental officers and commissions and to holders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of interests of the Fund; expenses of holder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of interests of the Fund.

     Diversified also provides to each Fund administrative assistance in connection with the operation of the Fund, which includes compliance with all reasonable requests of the Fund for information, including information required in connection with the Fund's regulatory filings. Diversified also provides each Fund with certain services, if required, including: providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing administrative and management functions; supervising the overall administration of the Fund; preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations; preparation of agendas and supporting documents for and minutes of Board, committee and investor meetings; and maintaining books and records of the Fund.

  STRATEGIC ALLOCATION FUNDS AND STRATEGIC VARIABLE FUNDS

     Under each of the Current Advisory Agreements relating to the management of the Strategic Allocation Funds and Strategic Variable Funds, Diversified, subject to the general supervision of the Board, provides each Fund with discretionary investment services. Specifically, Diversified is responsible for supervising and directing the investments of each Fund in accordance with its investment objectives, program, and restrictions as provided in the Fund's then-current prospectus and the statement of additional information. Diversified is also responsible for effecting all security transactions on behalf of each Fund. The Strategic Allocation Funds invest their assets in the interests of the Feeder Funds and the Strategic Variable Funds invest their assets in units of subaccounts of Diversified Investors Variable Funds, and such investments are made without the payment of any commission or other sales charges. Diversified has no discretion with respect to the exercise of voting rights. The investment management services of Diversified for each Fund are not deemed exclusive under the terms of each Current Advisory Agreement, and Diversified is free to render similar services to others.

     Diversified also, at its expense, provides each Strategic Allocation Fund and Strategic Variable Fund with all services, equipment and facilities as may be required, including: providing each Fund with certain corporate administrative services; providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing administrative and management functions; supervising the overall administration of the Fund; preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations; preparing agendas and supporting documents for and minutes of Board, committees and investors meetings; and maintaining books and records of the Fund.

     In addition, under the Current Advisory Agreements with respect to the Strategic Allocation Funds, Diversified has agreed to bear all expenses of the Funds other than the Funds' advisory fees. The agreements obligate

Diversified to take all necessary actions to assure that the advisory fee is the only direct expense payable by the Funds.

PROPOSED TFAI ADVISORY ARRANGEMENT

  NEW INVESTMENT ADVISER

     TFAI is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. AEGON USA, Inc. is an indirect, wholly-owned subsidiary of AEGON, N.V.

     TFAI's Directors and principal executive officers, together with their addresses and principal occupations, are listed in Appendix F. No officer or Board Member of the Funds (who is not a director of TFAI) owns securities or has any other material direct or indirect interest in TFAI or is a person controlling, controlled by or under common control with TFAI.

     Appendix I to this Joint Proxy Statement sets forth certain information regarding each registered investment company portfolio advised by TFAI with an investment objective similar to that of a Fund.

  PROPOSED ADVISORY AGREEMENTS

     The 1940 Act requires that each proposed Advisory Agreement be approved by the holders of the applicable Fund in order for it to become effective. At Board meetings held on August 10, 2007, and for the reasons discussed below (see "Board Evaluation of the Proposed Advisory Agreements"), the Board, including a majority of the Board Members who are not "interested persons" of the Funds, Diversified or TFAI as defined in the 1940 Act (the "Independent Board Members"), approved each proposed Advisory Agreement and recommended its approval by holders. Set forth below is a general description of the proposed Advisory Agreements. A form of the proposed Advisory Agreement is set forth in Appendix E to this Joint Proxy Statement and qualifies this discussion in its entirety.

     Pursuant to the proposed Advisory Agreement for each Fund, TFAI is subject to the supervision of the applicable Board and, in conformity with the stated policies of the Investment Company and the Fund, manages the operations of the Fund. TFAI is authorized to enter into subadvisory agreements with subadvisers for investment advisory services in connection with the management of any Fund. TFAI will supervise the activities of each subadviser it retains, and the subadvisory agreement will impose on the subadviser all the conditions to which TFAI is subject under the Advisory Agreement. TFAI reviews the performance of all subadvisers, and makes recommendations to the applicable Board with respect to the retention and renewal of subadvisory agreements.

     The proposed Advisory Agreements reflect, consistent with recent regulatory initiatives, an increased role for a Fund's Board particularly in areas where TFAI may have a conflict of interest in providing services to a Fund. For example, in recent years there has been an increased focus on the payment of brokerage fees by investment companies in connection with their portfolio transactions, and the role of a fund's adviser in selecting brokers to execute a fund's trades, in particular where the adviser may benefit directly, such as in the use of "soft dollars." The Advisory Agreements, while permitting TFAI to select brokers for the Funds and to utilize soft dollars as now permitted under applicable law, permit the Funds' Board to adopt policies and procedures relating to brokerage practices that may limit the broad authority granted to TFAI in the Advisory Agreements.

  COMPARISON OF CURRENT ADVISORY AGREEMENTS TO THE PROPOSED ADVISORY AGREEMENT

     Set forth below is a general description of the terms of the proposed Advisory Agreements and a general comparison with the terms of the Current Advisory Agreements. A copy of the form of proposed Advisory Agreement is attached hereto as Appendix E and you should refer to Appendix E for the complete terms of the proposed Advisory Agreement. A more detailed examination of the material differences between the proposed Advisory Agreements and the Current Advisory Agreements is set forth in Appendix D and you should refer to

Appendix D to determine how the Advisory Agreement may differ in any material respect from your Fund's Current Advisory Agreement.

     Fees. The investment advisory fees payable by each Fund to TFAI under the proposed Advisory Agreements are identical to the fees currently payable to Diversified under the corresponding Current Advisory Agreements. Had the Advisory Agreements been in place during the past fiscal year, TFAI would have received the same amount of advisory fees from the Fund as Diversified. Please refer to Appendix G for a list of fees payable by each Fund and fees paid to Diversified during the past fiscal year.

     Investment Management Services. Each proposed Advisory Agreement provides that, subject to the supervision of the Fund's Board, TFAI will regularly provide the Fund with investment research, advice, management and supervision, will furnish a continuous investment program for the Fund's portfolio of securities and other investments consistent with the Fund's investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund's governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund's Board and disclosed to TFAI. Each Current Advisory Agreement contains similar provisions.

     Subject to the Board's approval, TFAI or any Fund may enter into contracts with one or more investment subadvisers pursuant to which TFAI delegates to such subadvisers any or all its duties specified under the proposed Advisory Agreement, on such terms as TFAI will determine to be necessary, desirable or appropriate, provided that in each case TFAI shall supervise the activities of each such subadviser and that such contracts impose on any subadviser bound thereby all the conditions to which TFAI is subject under the Advisory Agreement and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act. The Current Advisory Agreements for the Master Portfolios and the Stock Index Funds contain similar provisions. The Current Advisory Agreements for the Strategic Allocation Funds and Strategic Variable Funds do not address Diversified's ability to retain subadvisers.

     As noted above, under each Fund's proposed Advisory Agreement, TFAI is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund's Board that may modify or restrict TFAI's authority regarding the execution of the Fund's portfolio transactions provided in the agreement and described below, TFAI may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) ("1934 Act") to the Funds and/or the other accounts over which TFAI or its affiliates exercise investment discretion, a practice commonly referred to as "soft dollars." TFAI is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing for a Fund a portfolio transaction which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if TFAI determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that TFAI and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Advisory Agreements for the Master Portfolios and the Stock Index Funds contain similar provisions. The Current Advisory Agreements for the Strategic Allocation Funds and Strategic Variable Funds provide that Diversified shall effect all security transactions on behalf of each Fund and, as the Funds invest all of their assets in interests of underlying Funds, such investments are to be made without the payment of any commission or sales charge.

     Each proposed Advisory Agreement further provides that TFAI will, at the Board's request, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund and exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund's portfolio securities. The Current Advisory Agreements for the Master Portfolios and the Stock Index Funds contain similar provisions. The Current Advisory Agreements for the Strategic Allocation Funds and Strategic Variable Funds provide that Diversified shall have no discretion with respect to the exercise of voting rights.

     Payment of Expenses. Each proposed Advisory Agreement requires TFAI to bear all expenses incurred by it in the performance of its duties under the Advisory Agreement. Except for these expenses, TFAI is not responsible for a Fund's expenses under the terms of the Advisory Agreement. The Current Advisory Agreements for the Master Portfolios, the Feeder Funds and the Strategic Variable Funds contain similar provisions. The Current Advisory Agreements for the Strategic Allocation Funds provide that, during the term of those agreements, TFAI will bear all expenses of each Fund other than the Fund's advisory fee. This expense arrangement is expected to continue going forward under a separate expense limitation agreement between TFAI and the Strategic Allocation Funds.

     Conflicts of Interest. The proposed Advisory Agreement contains several provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship. The Advisory Agreement provides that TFAI may not deal with itself, or with members of a Fund's Board or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may TFAI purchase any securities from an underwriting or selling group in which TFAI or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by TFAI or its affiliates, except in each case as permitted under the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time. The Advisory Agreement specifically provides that personnel of TFAI, even if serving the Fund as a Board Member, officer or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, TFAI may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of TFAI is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by TFAI. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with TFAI's policies and procedures as presented to the Board from time to time. The Current Advisory Agreements address some, but not all, of these potential conflicts.

     Limitation on Liability. Under each proposed Advisory Agreement, TFAI assumes no responsibility other than to render the services called for by the agreement in good faith, and TFAI is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. TFAI is not protected however, for its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of TFAI who may provide services to the Fund as contemplated by the Advisory Agreement. Each Current Advisory Agreement contains similar provisions.

     Term and Continuance. If approved by holders of a Fund, the proposed Advisory Agreement for the Fund will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, each Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the Board or
(ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the Advisory Agreement. The Current Advisory Agreements have similar provisions for their term and continuance, although the initial dates of the agreements differ and the initial two-year period has elapsed in most cases.

     Termination. The proposed Advisory Agreement provides that the agreement may be terminated at any time without the payment of any penalty by the Fund upon sixty days' written notice to TFAI or by TFAI upon sixty days' written notice written notice to the Fund. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. Each Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Current Advisory Agreements contain similar termination provisions, though they require Diversified to provide ninety days' written notice to a Fund to terminate the agreement with respect to that Fund.

     Miscellaneous. The proposed Advisory Agreement provides that it shall be binding on and shall inure to the benefit of the parties thereto and their respective successors. With respect to the Master Portfolios, each proposed Advisory Agreement provides that the agreement replaces the Current Advisory Agreement, and TFAI succeeds to all rights of Diversified under all existing subadvisory agreements for the Master Portfolios to which Diversified is a party.

  OTHER INFORMATION ABOUT TFAI

     TFAI may rely on an Order from the U.S. Securities and Exchange Commission (the "SEC") (Release IC-23379 dated August 5, 1998) (the "Order") that permits it, subject to certain conditions, and without the approval of holders of the investment companies for which it serves as investment adviser, to: (i) employ a new unaffiliated investment subadviser for a fund pursuant to the terms of a new investment subadvisory agreement, either as a replacement for an existing subadviser or as an additional subadviser; (ii) materially change the terms of any subadvisory agreement; and (iii) continue the employment of an existing subadviser on subadvisory agreement terms where a contract has been assigned because of a change of control of the subadviser. In such circumstances, holders receive notice and information about the new subadviser within ninety days after the hiring of any new subadviser. The Order is comparable to an order obtained by the Investment Companies and Diversified to permit the appointment of investment subadvisers to the Funds without holder approval. TFAI and the Board intend to use the Order to appoint and replace investment subadvisers to the Funds, subject to the terms and conditions of the Order.

     There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting TFAI, as investment adviser to ATST and IDEX, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. The investigation does not affect any of the Investment Companies or Funds. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, TFAI believes that the likelihood that it will have a material adverse impact on TFAI is remote. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to mutual funds and to bring all matters to an appropriate conclusion. TFAI and/or its affiliates, and not the Investment Companies or the Funds, will bear the costs regarding these regulatory matters.

  OTHER INFORMATION ABOUT DISC AND DIVERSIFIED

     In February 2006, Diversified Investors Securities Corp. ("DISC") settled an administrative proceeding with the National Association of Securities Dealers, Inc. (the "NASD") regarding agreements with two customers who were permitted to engage in market timing activity in the Diversified Investors International Equity Fund from July 1, 2003 through October 24, 2003. The settlement also addressed alleged deficiencies in DISC's procedures relating to the retention of e-mail communications. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which DISC neither admitted nor denied the allegations or findings, DISC consented to the following sanctions: (i) censure; (ii) a fine of $1.3 million; (iii) restitution of approximately $949,011 to the Diversified Investors International Equity Fund for losses attributable to the trading described in the AWC; and (iv) agreement to make certifications to the NASD regarding the review and establishment of procedures relating to e-mail retention and to the enforcement of the funds' policies and procedures relating to market timing.

     DISC and Diversified have also responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and Diversified have cooperated fully with each request.

     Although it is not anticipated that these developments will have an adverse effect on the Funds, there can be no assurance at this time.

BOARD EVALUATION OF THE PROPOSED ADVISORY AGREEMENTS

     At a meeting of the Boards held on August 10, 2007, each Board reviewed and considered a proposed Advisory Agreement between TFAI and the relevant Investment Company, on behalf of the applicable Fund, to determine whether the agreement should be approved for an initial two-year period. Pursuant to the Advisory Agreements, TFAI would replace Diversified to provide or procure investment management services on behalf of each Fund. Following their review and consideration, the Board Members determined that the Advisory Agreements will enable holders of the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its holders. The Boards, including the Independent Board Members, approved the Advisory Agreements to appoint TFAI as investment adviser to the Funds.

     In reaching their decisions, the Board Members requested and obtained from TFAI and Diversified such information they deemed reasonably necessary to evaluate the proposed Advisory Agreements. In considering the Advisory Agreements, the Board Members evaluated a number of factors and considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.

     The Boards, including the Independent Board Members, considered, among other things, the following factors: (i) both TFAI and Diversified render comparable "manager of managers" services to mutual funds and are part of the same group of companies; (ii) a number of Diversified personnel with expertise in fund management and administration will become personnel of TFAI or other related fund service providers and will continue to serve the Funds; (iii) the terms and conditions of the Advisory Agreements, including the difference from the Current Advisory Agreements; (iv) the fact that each Fund's advisory fees will remain the same under the Advisory Agreements; (v) the nature, scope and quality of services that TFAI is expected to provide to the Funds, including compliance services; (vi) the appointment of TFAI as investment adviser to the Funds will permit the Funds to have access to the primary investment management and fund administration service provider in the AEGON Group of Companies; (vii) each of the current investment subadvisers and portfolio management teams to the Funds and well as each of the investment objectives, strategies and risks of the Funds will not change as a result of TFAI becoming the investment adviser to the Funds and, accordingly, the day-to-day investment activities of the Funds are expected to remain substantially the same; (viii) the appointment of TFAI as investment adviser to the Funds will be effected at no cost to the Funds or their holders; (ix) Diversified will continue to render various services to retirement plans investing in the Funds; and (x) that earlier this year the Boards had performed a full annual review of the Current Advisory Agreements and the existing subadvisory agreements for the Master Portfolios as required by the 1940 Act.

     The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members also based their decisions on the following considerations, among others, although they did not identify any that was all-important or controlling of their discussions, and each Board Member attributed different weights to the various factors.

     The nature, extent and quality of the services expected to be provided by
TFAI to the Funds.   The Board Members considered the nature and quality of the services expected to be provided by TFAI and compared those services to those provided by Diversified. They concluded that TFAI is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided by TFAI to the TFAI Fund Family and the past performance of these funds, TFAI's management capabilities demonstrated with respect to the other mutual funds it manages, and the experience, capability and integrity of TFAI's senior management, financial resources and management oversight process. The Board Members noted that key Diversified personnel responsible for the Funds today will remain involved with the Funds as they will become personnel of TFAI or other affiliated fund service providers. The Board Members also concluded that TFAI proposed to provide investment and related services that are appropriate in scope and extent in light of the Funds' operations, and the competitive landscape of the investment company industry and investor needs.

     The investment performance of the Funds. TFAI has not yet served as investment adviser to the Funds and therefore has no historical performance related to the Funds for the Boards to review. However, the Board examined the performance of funds managed by TFAI with investment objectives, strategies and "manager of managers" arrangements comparable to those of the Funds. The Board noted that those and other funds managed by TFAI have generally performed competitively to benchmark indexes and mutual fund peers (as determined by Lipper Inc.). On the basis of the Boards' assessment of the nature, extent and quality of advisory services expected to be provided or procured by TFAI, the Boards concluded that TFAI is capable of generating a level of investment performance that is satisfactory and competitive with other investment companies, and also determined that TFAI's performance record with respect to the TFAI Fund Family indicates that its management of the Funds is likely to benefit all the Funds and their holders.

     The cost of advisory services provided and the level of profitability. The Boards reviewed profitability information regarding TFAI's projected costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services to the Funds and to the TFAI Fund Family as a whole. With regard to the advisory fees and total expenses of the Funds, the Board Members noted that the advisory fees and expense ratios of the Funds are expected to remain the same as a result of TFAI's appointment, and that TFAI has undertaken to maintain the expense limitation and fee waiver arrangements currently in place for each of the Funds. The Board Members also reviewed and considered information relating to the costs of the services provided to the Funds and the resulting potential profitability to TFAI and its affiliates of the relationship with the Funds, and determined that the same are reasonable and fair, and consistent with the best interests of holders.

     Whether fee levels reflect economies of scale and the extent to which
economies of scale would be realized as the Funds grow.   The Boards noted that
there are no breakpoints applicable to the Funds' current advisory fees. However, the Board concluded that the Funds' advisory fees appropriately reflect the Funds' current size, the current economic environment for TFAI, and the competitive nature of the investment company market. The Board Members noted that they will have the opportunity to periodically reexamine whether the Funds have achieved economies of scale under the management of TFAI, and the appropriateness of management fees payable to TFAI, in the future. The Board Members recognized that TFAI may realize economies of scale based on certain consolidations and synergies of operations.

     Benefits to TFAI or its affiliates from their relationship with the Funds. The Boards concluded that other fall-out benefits derived by TFAI and its affiliates from their relationships with the Funds will be reasonable and fair, and consistent with industry practice and the best interests of the Funds and their holders. The Boards noted that TFAI will not realize "soft dollar" benefits from its relationship with the Funds. In addition, the Board Members determined that the administration and fund accounting fees to be paid by the Funds to affiliates of TFAI are reasonable, fair and in the best interests of holders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Funds' overall operating expenses, the necessity of the services for the Funds' operations, and the fact that they are identical to those currently paid by the Funds to their current service providers.

     Other considerations. The Boards noted that the AEGON Group of Companies had indicated its intention to consolidate its investment advisory and oversight operations in TFAI, and concluded that retention of TFAI would best ensure continuity of management of the Funds and offered potential scale efficiencies and marketing advantages in the future, which could benefit the Funds and their holders. The Boards determined that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their holders. In this regard, the Board Members noted TFAI's compliance program, including policies and procedures with respect to oversight of the portfolio management activities of subadvisers to be employed by TFAI to manage certain Funds. The Board Members also determined that TFAI will make a significant entrepreneurial commitment to the management and success of the Funds, reflected by, among other things, TFAI's expense limitation and fee waiver arrangements with respect to the Funds, the retention of certain Diversified personnel to help ensure continuity of management, and the steps it is taking to integrate the Funds in the TFAI Fund Family.

     After requesting and reviewing such information as they deemed necessary and discussing the same during meetings conducted by the Independent Board Members without management, TFAI or Diversified personnel being present, the Boards concluded that the proposed Advisory Agreements are in the best interests of the applicable Funds and their holders. Accordingly, each Board determined to recommend that the holders of each of its Funds approve the Advisory Agreement applicable to such Fund. If the holders of a Fund do not approve the Advisory Agreement, the Fund's Board will take such action as it deems to be in the best interests of the Fund and its holders.

REQUIRED VOTE

     To become effective with respect to a particular Fund, the proposed Advisory Agreement must be approved by a "1940 Act Majority Vote" of the outstanding interests in that Fund, as such term is defined above in "Quorum, Vote Required and Manner of Voting Proxies." As noted above, by voting in favor of a Feeder Fund's proposed Advisory

Agreement, the Feeder Fund's holders will be authorizing the Feeder Fund to vote in favor of the proposed Advisory Agreement for the underlying Master Portfolio in which the Feeder Fund invests its assets. Each Advisory Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund's Advisory Agreement for consideration by the holders of the Fund.

     YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT WITH TRANSAMERICA FUND ADVISORS, INC.

        PROPOSAL III -- APPROVAL OF AN AMENDMENT TO DECLARATION OF TRUST

     Mutual funds are subject to comprehensive federal laws and regulations, and in particular, the 1940 Act. Each mutual fund is also subject to state law. DIFG and DIFG II are subject to Massachusetts law because each of these Trusts is organized as an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. DIP is subject to New York law because it is organized as a trust under New York law. Each of the Trusts currently operates under a declaration of trust (each, an "Existing Declaration").

     At each Fund's Special Meeting, holders entitled to vote with respect to a Fund will be asked to approve an amendment to the Existing Declaration applicable to that Fund. By voting to approve the amendment to the Existing Declaration, holders of a Feeder Fund will also be instructing the Feeder Fund to vote in favor of a corresponding amendment to the Existing Declaration of Trust governing the underlying Master Portfolio in which the Feeder Fund invests its assets.

     The proposed amendment for each Existing Declaration (the "Amendment") would permit future amendments to the declaration of trust to be made by action of the Board without approval of the holders. The Existing Declarations currently may be amended by the Boards without holder approval except for (i) an amendment affecting the voting powers specifically granted to them in the Existing Declaration, (ii) any amendment to the amendment provisions of the Existing Declaration, (iii) any amendment required by law or the Trust's registration statement and (iv) any amendment submitted to holders by the Boards.

     In addition, each Existing Declaration provides that no amendment to the Existing Declaration may be made that would impair the exemption from personal liability of the holders, former holders, trustees, offices, employees and agents of the Trust or to permit assessments upon holders or former holders, or that would limit the rights to indemnification or insurance with respect to actions or omissions of persons entitled to indemnification prior to such amendment. The Amendment contains similar but not identical provisions.

     The proposed Amendment and the corresponding provision in the Existing Declarations for DIFG and DIFG II are set forth below. The proposed Amendment and the corresponding provision in the Existing Declaration for DIP are substantially similar.

            PROPOSED AMENDMENT                  CORRESPONDING EXISTING PROVISION
            ------------------                  --------------------------------


Amendments to Declaration.  (a) The        Amendment Procedure.  (a) Except as
Trustees may by vote of a majority of the  specifically provided herein, the
Trustees then in office amend or           Trustees may, without any Shareholder
otherwise supplement the Declaration by    vote, amend or otherwise supplement the
making an amendment, a Declaration         Declaration by making an amendment, a
supplemental hereto or an amended and      Declaration of Trust supplemental hereto
restated Declaration, provided, however,   or an amended and restated Declaration.
that an amendment to any provision of      Without limiting the foregoing power
Article V hereof shall require the vote    reserved to the Trustees, the Trustees
of two-thirds (2/3) of the Trustees then   may, without any Shareholder vote, amend
in office.                                 the Declaration to designate or
                                           redesignate series or classes, to change
(b)  Nothing contained in this             the name or principal office of the
Declaration shall permit the amendment of  Trust, to supply any omission, to cure,
this Declaration to impair the exemption   correct or supplement any ambiguous,
from personal liability of any Person who  defective or inconsistent provision
is or has been a Shareholder, Trustee,     hereof, or if they deem it necessary or
officer, or employee of the Trust, or      advisable, to conform the Declaration to
limit the rights to indemnification or     the requirements of applicable law,
insurance provided in Article IX with      including the 1940 Act and the Internal
respect to actions or omissions of         Revenue Code of 1986, as amended, but the
persons entitled to indemnification under  Trustees shall not be liable for failing
such Article prior to such amendment.      to do so. Shareholders shall have the
                                           right to vote on (i) any amendment that
                                           would affect their right to vote granted
                                           in Section 6.8; (ii) any amendment to
                                           this Section 9.3(a) or to Section 9.3(b);
                                           (iii) any amendment as may be required by
                                           law, or by the Trust's registration
                                           statement, to be approved by
                                           Shareholders; and (iv) any amendment
                                           submitted to them by the Trustees. Any
                                           amendment on which Shareholders have the
                                           right to vote shall require a Majority
                                           Shareholder Vote of the Shareholders of
                                           the Trust, or the written consent,
                                           without a meeting, of the holders of not
                                           less than a majority of the Shares of the
                                           Trust. Notwithstanding the foregoing, if
                                           the Trustees shall determine that any
                                           amendment required or permitted to be
                                           submitted to Shareholders would affect
                                           only the interest of Shareholders of
                                           particular series or classes of Shares,
                                           then only Shareholders of such series or
                                           classes, as applicable, shall be entitled
                                           to vote thereon, and no vote of
                                           Shareholders of any other series or
                                           classes shall be required.

                                           (b) Nothing contained in the Declaration
                                           shall permit the amendment of the
                                           Declaration to impair the exemption from
                                           personal liability of the Shareholders,
                                           former Shareholders, Trustees, officers,
                                           employees and agents of the Trust or to
                                           permit assessments upon Shareholders or
                                           former Shareholders. Notwithstanding
                                           anything else herein, any amendment to
                                           Section 5.3 shall not limit the rights to
                                           indemnification or insurance provided
                                           therein with respect to actions or
                                           omissions of persons entitled to
                                           indemnification under such Section prior
                                           to such amendment.


     By allowing future amendments of a declaration of trust without holder approval, the Amendment gives the Boards the necessary authority to react quickly to future contingencies. A Board would still be required to submit a future amendment to a vote of a Fund's holders if such a vote were required by applicable law, or a Board could determine at any time to submit a future amendment to the declaration of trust for a vote of the holders, even though not required by law or by the declaration of trust itself.

     At a meeting of the Funds' Boards held in August 2007, the Boards approved the Amendment as well as further changes to the Existing Declarations which are designed to provide more flexibility to the Boards in governing the

Funds. Many of these further changes approved by the Boards may be made under the terms of the Existing Declarations without the approval or consent of the holders, and each Board intends to make these changes even if the Amendment is not approved by holders. Other changes, which affect the voting rights of holders provided in the Existing Declarations, will be made only if holders approve the Amendment. The form of amended and restated declaration of trust for DIFG and DIFG II, incorporating all of the changes approved by the Boards (the "New Declaration") is attached hereto as Appendix J. The New Declaration with respect to DIP will have substantially similar provisions relating to fund governance matters, but differs to the extent necessary to reflect DIP's operations as master trust. A summary of some of the more important differences between the Existing Declarations and the New Declarations is set forth below. The summary is qualified in its entirety by reference to Appendix J. Holders should carefully review the New Declaration and carefully consider the differences described below, as a vote in favor of the Amendment will have the effect of authorizing the Trust's Board to adopt the New Declaration in its entirety.

SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN EXISTING DECLARATIONS AND NEW DECLARATIONS

     The 1940 Act requires a vote by shareholders of mutual funds on various matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act and the regulations thereunder to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental investment policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances where the merger or consolidation involves an affiliated party. The New Declarations provide for holder voting as required by the 1940 Act or other applicable laws but otherwise permit, consistent with Massachusetts law, actions by the Boards without seeking the consent of holders. This provision permits the Boards to act quickly in response to competitive or regulatory conditions without the cost and delay of a meeting of the holders when the Boards believe that the action is in the best interests of holders. Similarly, as discussed below, the Boards have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class. Under the Existing Declarations, holders are also entitled to vote on certain amendments to the declarations of trust, as described above, on certain fund combinations, as further described below, and to the same extent as stockholders of a Massachusetts business corporation as to whether or not a court action or claim should be brought derivatively or as a class action on behalf of the Trust or its holders. Although under both the Existing Declarations and the New Declarations, the Boards may terminate the Trust or a Fund or a class of a Fund without holder approval, under the Existing Declarations, but not the New Declarations, holders are also entitled to vote to terminate the Trust, a Fund or a class of a Fund.

     The New Declarations for DIFG and DIFG II also provide for dollar-weighted voting, where each shareholder of a Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declarations provide that each share of each Fund is entitled to one vote on each matter on which shares of that Fund are entitled to vote. Under both the Existing Declaration and the New Declaration for DIP, holders vote proportionate to the value of their interest in the Trust. Each of DIFG and DIFG II is composed of multiple Funds or series. Because each Fund, as a series of a Trust, can have a different share price than other Funds that are also series of the Trust, shareholders of a Fund with lower-priced shares may have more voting power than shareholders of a Fund with higher-priced shares. For example, if a Fund's shares are selling for $10 per share, a $1,000 investment will purchase 100 shares. If another Fund in the same Trust has shares selling for $50 a share, that same $1,000 investment will purchase only 20 shares of that Fund. Therefore, under the Existing Declarations of DIFG and DIFG II, when shareholders of the Trust vote together as a single class, a shareholder of the first Fund has five times the vote of a shareholder in the second Fund, even though the economic interest of each shareholder is the same. For this reason, the Boards believe that the change to dollar-weighted voting, which would assure that a shareholder's voting power matches the shareholder's economic interest in the Trust, is appropriate.

     The New Declarations would permit the Boards to reorganize or combine a Trust, any Fund that is a series of the Trust or any class of a Fund, into any corporation, association, trust or series (including another series or class of the Trust), or other entity, whether currently existing or newly created, without holder approval where approval of the holders is not otherwise required under the 1940 Act. The 1940 Act requires reorganizations or fund combinations involving affiliated funds to be approved by the holders of the fund being acquired where certain conditions are not satisfied. The Existing Declarations do not require holder approval to reorganize the Trust in order to change the Trust's form of organization, or to reorganize any Fund or class of a Fund or the Trust as a whole into a newly created entity or a newly created series or class of an existing entity. Unlike the New Declarations, the Existing Declarations do require holder approval for reorganizations or combinations with other operating entities, whether or not holder approval would be required under the 1940 Act.

     Permitting the Trustees to authorize reorganizations and combinations without seeking shareholder approval gives a Board the flexibility, when considering reorganizations, to make decisions it feels are in the holders' best interests, without causing the Funds to incur the time and expense of soliciting approval of the holders. As part of the consolidation and restructuring of the Fund Complex, it is expected that in the relatively near future, TFAI will propose the combination of certain existing Funds. In that case, if the Amendment is approved by holders and if a Board determines that a particular fund combination is in the best interests of a fund and its holders, the Board may further determine to combine the funds without seeking approval of the holders, if approval is not otherwise required under the 1940 Act. The New Declarations require that holders receive written notification of any such transaction. A fund combination or reorganization could, in certain circumstances, adversely affect a Fund's or class's expense ratio or other aspects of a holder's investment.

     If the Amendment is not approved by holders of a Trust, those provisions of the New Declarations discussed above that would change a holder's voting rights from those rights provided in the Existing Declarations will not go into effect for that Trust, and the form of New Declaration for that Trust will be accordingly revised so that it will be substantially the same as the Existing Declarations with respect to those voting provisions.

     In addition to the changes described above, the New Declarations contain a number of other significant changes that may be effected without approval of the holders. The New Declarations provide a detailed process for the bringing of derivative actions by holders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its holders as a result of spurious holder demands and derivative actions. The New Declarations also incorporate recent changes in Massachusetts corporate law requiring that demand be made in all circumstances. The New Declarations provide that prior to bringing a derivative action, a demand by three unrelated holders must first be made on the Fund's Board. These provisions detail various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Boards have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Board Members who are considered independent for the purposes of considering the demand or a committee of such Boards determines that maintaining the suit would not be in the best interests of the Fund, the Boards are required to reject the demand and the complaining holders may not proceed with the derivative action unless the holders are able to sustain the burden of proof to a court that the decision of the Boards not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. These provisions further provide that holders owning interests representing at least 5% of the voting power of the affected Fund must join in bringing the derivative action. If a demand is rejected, the complaining holders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration of trust, the holders bringing the action may be responsible for the Fund's costs, including attorneys' fees.

     The New Declarations further provide that a Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining holder only if required by law, and then only fees that are reasonable and that do not exceed an amount calculated using reasonable hourly rates. The New Declarations also require that actions by holders against a Fund be brought only in a specified federal court in New York, or a specified state court in Massachusetts, and provide that the right to jury trial be waived to the full extent permitted by law.

     The Existing Declarations provide that holders may not bring or maintain any court action, proceeding or claim on behalf of a Trust without first making demand on the Board requesting the Board to bring the action. Such demand may be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust would otherwise result, or if a majority of the Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. Both the New Declarations and the Existing Declarations provide that a Board Member shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a holder's demand by virtue of the fact that such Board Member receives remuneration from his or her service on the Board of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or by virtue of the amount of such remuneration. The Existing Declarations also set forth procedures for making such demand and the procedures to be followed by the Boards in considering such request, but these procedures are not as detailed as those provided in the New Declarations.

     These provisions of the New Declarations are intended to save the time and expense of bringing a suit that a Board in its judgment does not believe would be in the best interests of the Trust and to align more closely the rights and powers of holders and the Board of the Trust with respect to derivative actions to those of holders and directors, respectively, of a Massachusetts business corporation. The effect of this change may be to discourage suits brought in the name of a Trust or Fund by holders.

     The Existing Declarations permit the Board to set a minimum amount for holder accounts from time to time, and to redeem the interests in accounts that fall below that level. The New Declarations would continue to permit a Fund to involuntarily redeem interests in accounts that fall below the minimum account size set by the Board. The New Declarations would also permit, as an alternative, fees to be charged to holders holding accounts below the minimum account size, and would permit a Fund to involuntarily redeem interests in order to pay such account fees, and provides further flexibility to a Board to take action with respect to minimum investment amounts as the Board may deem necessary or appropriate. Each Fund currently pays certain costs that are incurred in whole or in part on a per account basis. A large number of relatively small holder accounts can, therefore, materially increase a Fund's expense ratio. The Boards believe it is important for the Funds to have the flexibility to be able to charge an additional fee for accounts falling below a specified minimum investment level. This would allow the Funds to cause those holders who maintain small accounts to bear a fair portion of the costs of maintaining such accounts. While the Boards have not determined to charge small account fees, small account fees may be imposed in the future. To the extent that a company affiliated with a Fund's investment adviser serves as the Fund's transfer agent or sub-transfer agent, the Fund's investment adviser would benefit from the payment of small account fees. The New Declaration with respect to DIP does not contain this provision because only certain types of institutional investors are permitted to invest in the Trust.

     The New Declarations are similar to the Existing Declarations with respect to those provisions governing the election, retirement and removal of Board Members, except that under the New Declarations, a Board Member may be removed by action of two-thirds of the other Board Members, with or without cause. Under the Existing Declarations, Board Members may be removed by other Board Members only for cause. As a result, the Board Members would have the power to remove a Board Member (including a Board Member who had been elected by holders) even though such Board Member had not engaged in any conduct that would give rise to "cause" for removal. A Board Member would be removed only if two-thirds of the remaining Board Members deem such removal as necessary to ensure the effective operation of the Board and otherwise serve the best interest of holders.

     For the avoidance of doubt, the New Declarations also clarify that the standard of care or liability imposed upon chairpersons of the Board, a member or chairperson of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert), the lead independent Board Member or a Board Member who has special skills or any other special appointment, designation or identification shall be the same as that imposed on a Board Member in the absence of such designations, appointments, expertise or identifications and that such a designation will not affect that Board Member's rights or entitlement to indemnification. The Existing Declarations do not contain this clarification.

     Both the Existing Declarations and the New Declarations provide for the indemnification of Board Members and officers to the fullest extent provided by law. However, the Existing Declarations provide more detail in these provisions than do the New Declarations. For the avoidance of doubt, the New Declarations specifically provide that the Trust may enter into contracts to provide indemnification to a Board Member, officer, or any other person (including a trustee or officer of another fund that is combined with a series of the Trust), and such contracts would not be subject to the indemnification provisions in the declaration of trust, and further, that a person's right to indemnification under the declaration of trust does not affect any rights such person might have under contract or law.

     Both the Existing Declarations and the New Declarations provide that no assessments may be made against holders of the Funds. For the avoidance of doubt, the New Declarations make clear that any sales loads or charges, redemption or account fees or any other fees and charges not prohibited as charges to holders under the 1940 Act or other applicable laws are not deemed to be assessments for the purposes of this provision.

     Each Trust's Board has approved the Amendment and recommends that you vote to approve the Amendment also. The Boards believe that it is in the best interests of holders to permit the modernization of the Funds' Existing Declarations and to make them uniform, to the extent possible, across all the Investment Companies in the expanded Fund Complex. It is anticipated that the overall effect of the changes to the declarations of trust will be to make the administration of the Funds more efficient and provide more flexibility for the operation of the Funds, within the limits of applicable law. This increased flexibility may allow the Boards to react more quickly to changes in competitive and regulatory conditions. Adoption of the Amendment and any subsequent changes to the declarations of trust will not remove any of the protections provided to holders of mutual funds under federal law or alter in any way the Boards' existing fiduciary obligations under both federal and state law to act with due care and in the best interests of the holders. Before utilizing any new flexibility that the New Declarations may afford, the Boards must first consider holders' interests and then act in accordance with those interests.

     You should note that your Fund's current investments and investment policies will not change by virtue of the adoption of the Amendment or the New Declarations.

REQUIRED VOTE

     To become effective for a Trust, this Proposal must be approved by a "1940 Act Majority Vote" of the outstanding interests of that Trust, as such term is defined above in "Quorum, Vote Required and Manner of Voting Proxies." The votes of Funds that are series of the same Trust will vote together as a single class with the holders of all other Funds that are series of the same Trust. As noted above, by voting to approve the Amendment, holders of a Feeder Fund will also be instructing the Feeder Fund to vote in favor of the Amendment governing the underlying Master Portfolio in which the Feeder Fund invests its assets.

     YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE DECLARATION OF TRUST.

              PROPOSAL IV -- TO APPROVE CHANGES TO THE FUNDAMENTAL
                        INVESTMENT POLICIES OF EACH FUND

     The 1940 Act requires each Fund to adopt fundamental investment policies with respect to several specific types of activities, namely a Fund's ability to
(1) borrow money; (2) issue senior securities; (3) engage in the business of underwriting securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and
(7) concentrate its investments in any particular industry or group of industries. In the past, mutual funds (including certain of the Funds) have adopted fundamental investment policies with respect to other activities, but these are not required by law. The 1940 Act requires that any modification or elimination of a Fund's fundamental investment policies be approved by the Fund's holders.

     Each Board is proposing that holders approve revisions to (and in some cases, elimination of) the Funds' fundamental investment policies, as described more fully in this Joint Proxy Statement, in an effort to standardize the Funds' investment policies and permit the Funds the maximum investment flexibility under current law. The revised fundamental policies are the same as those in effect for the mutual funds managed by TFAI. By voting to approve revisions to a Feeder Fund's fundamental investment policies, holders will also be instructing the Feeder Fund to vote in favor of corresponding revisions to the fundamental investment policies of the underlying Master Portfolio in which the Feeder Fund invests its assets.

     The current fundamental investment policies of each of the Funds, all of which are proposed to be revised, are set forth in Appendix K to this Joint Proxy Statement. A list of the fundamental policies that will apply to each Fund if each proposal is approved by holders of that Fund also appears in Appendix K.(*)

REASONS FOR PROPOSAL

     The Funds' current fundamental investment policies are not uniform and, in some cases, are more restrictive than the rules and regulations under the 1940 Act and applicable guidance by the SEC or its staff otherwise require, potentially limiting investment strategies and resulting in operating inefficiencies and costs.

     The revised policies will provide consistency and uniformity across the Funds and to the mutual funds managed by TFAI to the extent possible (of course, the Funds will continue to be subject to a number of non-fundamental investment policies that are not uniform, as contained in their respective prospectuses). The revised fundamental policies are expected to facilitate the management of the Funds' assets and to simplify the process of monitoring compliance with the Funds' fundamental investment policies. The revised fundamental policies also would facilitate consolidation among mutual funds managed by TFAI in the future.

     In addition, the revised fundamental policies are intended to provide the Funds with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law (although for certain Funds, only technical or minor wording changes are being made for certain policies). Accordingly, the policies are written and will be interpreted broadly. For example, many of the revised policies allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Funds to take advantage of future changes in applicable law without seeking additional costly and time-consuming holder approvals. To the extent the Funds engage in new investment practices, the Funds may be subject to additional risks. Before a material change is made in a Fund's investment practices in response to the revised policies, the Fund's Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

     The revised fundamental policies also refer to engaging in certain investment practices not only to the extent permitted under the 1940 Act (and in one instance, the Securities Act of 1933, as amended (the "1933 Act"), but to the full extent as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction over the Funds. For purposes of the revised policies, this authority will be interpreted to include the SEC, members of its staff and courts. From time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1933 Act and the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Funds the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further approvals from their holders.

     Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1933 Act or 1940 Act, the policy will be interpreted to mean either that the applicable Act expressly permits the practice or that the Act does not prohibit the practice.

     Each Fund has an investment objective or objectives as well as fundamental policies. The revised fundamental policies do not affect the Funds' investment objectives, which remain unchanged.

IMPACT OF PROPOSAL IV ON THE FUNDS

     While Proposal IV is intended to provide greater flexibility and efficiency in managing each Fund's assets, should holders approve this Proposal, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies discussed in each Fund's prospectus and statement of additional information. Neither TFAI

----------
     * As noted herein and in Appendix K, certain Funds currently have not adopted certain fundamental policies. In those cases, holders are being asked to adopt a new fundamental policy, rather than to replace an existing fundamental policy.

nor, to the best of its knowledge, any of the Funds' subadvisers presently intend to alter the way in which it manages any of the Funds, nor do they believe that the proposed changes will, either individually or in the aggregate, materially affect the investment risk associated with any Fund. However, a Fund's investment practices could change in the future and for various reasons. If a particular Fund takes advantage of the increased ability to engage in certain investment practices provided by the revised fundamental policies (to borrow money, for example), there could be a material increase in the level of investment risk associated with an investment in that Fund. Certain of the increased risks to the Funds are described below. As noted above, before a material change is made in a Fund's investment practices in response to the revised policies, the Fund's Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

     The Funds affected by the proposed changes are indicated at the beginning of each section below. Each section sets out the fundamental policy that will apply to each Fund if holders of that Fund approve the policy in that section. The descriptions in each section of the Funds' existing fundamental policies are general, and are qualified by reference to the actual text of the existing policies that appears in Appendix K. The charts in Appendix K set out in the left column the current fundamental policies of each Fund that are proposed to be revised or eliminated, and in the right column the proposed revised policy, if applicable.

     Holders of each Fund will vote separately from holders of other Funds with respect to their Fund's fundamental policies. In addition, holders will be asked to vote on each revised policy for their Fund separately on the enclosed proxy card. No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of a Fund's fundamental policies will be changed or eliminated, and others will not. If any proposal is not approved for a Fund, the Fund's existing fundamental policy on that investment practice, as set forth in Appendix K, will remain in effect.

     In addition, approval of changes to the Funds' fundamental investment policies will not depend upon your vote on the other Proposals discussed in this Joint Proxy Statement Therefore, if approved by holders, these changes would take effect regardless of the vote with respect to the other Proposals discussed in this Joint Proxy Statement.

     The revised policies that are approved will take effect when certain other matters presented to holders in this Proxy Statement take effect; this is currently expected to occur in the fourth quarter of 2007, although the actual date could be later.

REQUIRED VOTE

     To be approved for a Fund, each proposal must receive a "1940 Act Majority Vote" of the outstanding interests of that Fund, as such term is defined above in "Quorum, Vote Required and Manner of Voting Proxies." As noted above, by voting in favor of revisions to a Fund's fundamental investment policies, holders will be authorizing the Feeder Fund to vote in favor of corresponding revisions to the fundamental investment policies of the underlying Master Portfolio in which the Feeder Fund invests its assets.

EVALUATION BY THE BOARDS

     Because of the opportunity afforded by the Special Meetings, each Board has reviewed each Fund's fundamental investment policies with the goal of simplifying, modernizing and making consistent to the extent possible the fundamental investment policies of the Funds. The Boards believe that simplifying the Funds' fundamental investment policies will enhance management's ability to manage the Funds' assets efficiently in changing regulatory and investment environments, and permit management and the Boards to review and monitor investment policies more easily. The Boards noted that the revised fundamental policies are the same as those in effect for the mutual funds managed by TFAI. In addition, the proposed changes to the fundamental investment policies of the Funds will assist the Funds in making regulatory filings in a more efficient and cost effective manner and may facilitate the integration of the Funds in the TFAI complex of mutual funds. The proposed changes in fundamental investment policies may allow each Fund greater investment flexibility to respond to future investment opportunities. The Boards do not anticipate, however, that the changes, individually or in the aggregate, currently will result in a material change in the level of investment risk associated with an investment in any Fund. Due to these and other considerations, the Boards recommend that holders vote to approve the modifications to the Funds' fundamental investment policies described below.

     Holders of each Fund will be asked to provide instructions on each proposed fundamental restriction separately on the enclosed proxy card.

YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

PROPOSED FUNDAMENTAL INVESTMENT POLICIES

     Holders are being asked to approve amendments to the Funds' fundamental investment policies in Proposals IV.A-IV.G. In addition, investment policies that are currently deemed fundamental by a Fund but which the 1940 Act does not require to be fundamental, are proposed to be eliminated. This is the purpose of Proposals IV.H - IV.J.

  PROPOSAL IV.A -- BORROWING

     Applicable Funds -- All Funds

     Proposed New Fundamental Investment Policy. If the proposed amendment is approved, each Fund's fundamental investment policy regarding borrowing would read:

          The Fund may not borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Modification. All mutual funds are required to have a fundamental policy about the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

     Currently, the borrowing policies of the DIFG Funds (excluding the Strategic Allocation Funds) and Master Portfolios limit borrowings to one-third of total assets. The borrowing policies of the Strategic Allocation Funds and the Strategic Variable Funds limit borrowings to 30% of total assets. In addition, the Diversified Investors Stock Index Fund, Diversified Institutional Stock Index Fund, the Strategic Allocation Funds and the Strategic Variable Funds may borrow only for limited purposes such as the facilitation of holder redemption requests. The DIFG Funds' (excepting the Strategic Allocation Funds) and Master Portfolios' policies also limit the ability to pledge assets. The current borrowing policy of the DIFG II Funds (excluding the Strategic Allocation Funds) is similar to the revised policy on borrowing. The Funds' current borrowing policies are disclosed in their prospectuses and/or statements of additional information.

     The revised policy will permit the Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy also will eliminate restrictions that limit pledging of assets.

     As noted above, the revised policy will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.

     If this proposal is approved, the Funds may be permitted by this fundamental policy to borrow in situations and under circumstances in which they previously could not do so. Borrowing may cause the value of a Fund's shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund's net investment income in any given period.

  PROPOSAL IV.B -- SENIOR SECURITIES

     Applicable Funds -- All Funds

     Proposed New Fundamental Investment Policy. If the proposed amendment is approved, each Fund's fundamental investment policy regarding senior securities would read:

          The Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Modification. All mutual funds are required to have a fundamental policy about issuing "senior securities," which are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

     The revised policy on the issuance of senior securities is similar to the Funds' current fundamental policies on this topic. Currently, the Funds are not permitted to issue senior securities except as permitted by the 1940 Act. The Funds' current policies concerning the issuance of senior securities are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Funds to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

     Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Funds' existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

  PROPOSAL IV.C -- UNDERWRITING

     Applicable Funds -- All Funds

     Proposed New Fundamental Investment Policy. If the proposed amendment is approved, each Fund's fundamental investment policy regarding underwriting would read:

          The Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (the "Securities Act" or the "1933 Act") except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, the Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

     Discussion of Proposed Modification. All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. Currently, the Funds are not permitted to underwrite the securities of others. The Funds' current underwriting policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will be interpreted to permit the Funds to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and thus will give the Funds greater flexibility to respond to future investment opportunities, subject, of course, to the investment objectives and strategies applicable to each Fund.

     The revised policy and each Fund's current fundamental policy provide that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities. This limited exception refers to a technical provision of the 1933 Act, which deems certain persons to be "underwriters" if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund maybe considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus.

     Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities.

  PROPOSAL IV.D -- REAL ESTATE

     Applicable Funds -- All Funds

     Proposed New Fundamental Investment Policy. If the proposed amendment is approved, each Fund's fundamental investment policy regarding real estate would read:

          The Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things, (i) acquire or lease office space for its own use;
     (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

     Discussion of Proposed Modification. All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.

     Currently, the Funds are not permitted to purchase or hold real estate in the ordinary course of their business, but they are permitted to own securities secured by real estate or interests therein. The Funds also are not permitted to sell real estate, except that certain Funds may sell real estate they acquire as a result of their ownership of securities. The Funds' current policies concerning investment in real estate are disclosed in their prospectuses and/or statements of additional information. As a general rule, the Funds currently do not intend to purchase or sell real estate. However, the Funds wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, consistent with their investment programs. Accordingly, the Funds will not be restricted by the revised policy from purchasing or selling real estate (however, a Fund's investment program may not contemplate these investments).

     As noted above, the revised policy will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

     To the extent that investments in real estate are considered illiquid, a Fund will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets (10% of net assets for money market funds).

  PROPOSAL IV.E -- MAKING LOANS

     Applicable Funds -- All Funds

     Proposed New Fundamental Investment Policy. If the proposed amendment is approved, each Fund's fundamental investment policy regarding lending would read:

          The Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Modification. All mutual funds are required to have a fundamental policy about lending money and other assets. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

     The Funds' current fundamental policies generally prohibit the making of loans, but the current policies of the DIFG Funds (excluding the Strategic Allocation Funds), the DIFG II Funds (excluding the Strategic Allocation Funds) and the Master Portfolios specify that investments in debt obligations and repurchase agreements, and the lending of portfolio securities are not subject to the restriction. These policies limit securities lending to 30% of total assets (taken at market value). The current fundamental policies of the Strategic Allocation Funds and Strategic Variable Funds provide that the Funds may not make loans, although the underlying funds in which the Funds invest may purchase money market securities and enter into repurchase agreements. The Funds' current lending policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will allow the Funds to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

     The revised policy will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

     If this proposal is approved, certain Funds will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which they previously could not do so. This proposal would result in a change to the fundamental investment policies of the funds so that each may have 33 1/3% of its total assets available for lending. While lending securities may be a source of income to the Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when TFAI believes the income justifies the attendant risks. The Funds also will be permitted by this policy to make loans of money, including to other Funds. A Fund would have to obtain exemptive relief from the SEC to make loans to other Funds.

     A Fund would engage in lending money or other assets only to the extent consistent with its investment objective.

  PROPOSAL IV.F -- CONCENTRATION

     1. Applicable Funds -- All Funds other than:



DIFG:   Diversified Investors Money Market   DIFG II:   Diversified Institutional Money
        Fund                                            Market Fund
        Diversified Investors Stock Index               Diversified Institutional Stock
        Fund                                            Index Fund
DIP:    Money Market Portfolio


     Proposed New Fundamental Investment Policy. If the proposed amendment is approved, each Fund's fundamental investment policy regarding concentration would read:

          The Fund may not "concentrate" its investments in a particular industry or group of industries (except those Funds listed above), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

     Discussion of Proposed Modification. All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

     Each Fund has a fundamental policy that prohibits the Fund from concentrating its investments in a particular industry (except for the Strategic Allocation Funds and the Strategic Variable Funds, which do not have a stated policy regarding concentration). The Funds' current policies about concentration are disclosed in their prospectuses and/or statements of additional information. The existing policies reflect the 25% test noted above that is the SEC's current interpretation of concentration. If this interpretation were to change, the Funds would not be able to change their concentration policies without seeking holder approval. The revised policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be determined from time to time.

     The revised policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The revised policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries, as applicable.

     Under the revised policy, positions in futures contracts will be interpreted not to be subject to this concentration restriction.

     2. Applicable Funds:



DIFG:   Diversified Investors Money Market   DIFG II:   Diversified Institutional Money
        Fund                                            Market Fund
DIP:    Money Market Portfolio


     Proposed New Fundamental Investment Policy. If the proposed amendment is approved, each Fund's fundamental investment policy regarding concentration would read:

          The Fund may not "concentrate" its investments in a particular industry or group of industries (except those Funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities, except that each of the Diversified Investors Money Market Fund, Diversified Institutional Money Market Fund and Money Market Portfolio may invest without limitation in obligations issued by banks.

     Discussion of Proposed Modification. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of banks without being deemed to concentrate their investments. Each of Diversified Investors Money Market Fund, Diversified Institutional Money Market Fund and Money Market Portfolio currently has a fundamental policy under which the Fund reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks. The Fund's existing policy reflects the 25% test noted above that is the SEC's current interpretation of concentration. It is proposed that these money market funds adopt the revised policy as noted above. The revised policy does not contain a stated percentage limitation. The revised policy will permit the Fund to invest without limitation in bank obligations when the Fund's manager believes it makes sense to do so.

     3. Applicable Funds:



DIFG:   Diversified Investors Stock Index    DIFG II:   Diversified Institutional Stock
        Fund                                            Index Fund

     Proposed New Fundamental Investment Policy. If the proposed amendment is approved, each Fund's fundamental investment policy regarding concentration would read:

          The Fund may not "concentrate" its investments in a particular industry or group of industries (except those Funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities, except that this restriction shall not apply with respect to Diversified Investors Stock Index Fund or Diversified Institutional Stock Index Fund to any industry in which the S&P 500 Index (or any other index which the Stock Index Fund selects to track its performance) becomes concentrated to the extent that the Stock Index Fund likewise becomes concentrated.

     Discussion of Proposed Modification. The current fundamental policy for each of Diversified Investors Stock Index Fund and Diversified Institutional Stock Index Fund provides that the Fund's policy regarding concentration shall not apply with respect to any industry in which the S&P 500 Index (or any other index which the Fund selects to track its performance) becomes concentrated to the extent that the Fund likewise becomes concentrated. It is proposed that this exception to the Fund's policy regarding concentration be retained.

  PROPOSAL IV.G -- COMMODITIES

     Applicable Funds -- All Funds

     Proposed New Fundamental Investment Policy. If the proposed amendment is approved, each Fund's fundamental investment policy regarding commodities would read:

          The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Modification. All mutual funds are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

     Currently, the Funds are not permitted to invest in physical commodities or commodity contracts with respect to physical commodities (except for the Strategic Allocation Funds and the Strategic Variable Funds, which do not have a stated policy regarding commodities), but they are permitted to invest in certain types of derivatives and financial commodities such as futures contracts and options on futures contracts. The Funds' current policies concerning investment in commodities and commodity contracts are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Funds to purchase or sell commodities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. Accordingly, the Funds will not be restricted by the revised policy from purchasing physical or financial commodities and commodity-related instruments (however, a Fund's investment program may not contemplate these investments). The revised policy will not affect the Funds' ability to enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, as well as forward currency transactions and options on currencies.

     There may be instances when investing in physical commodities may be complementary to a Fund's other investments. For example, a Fund may wish to buy shares of a gold-producing company and hedge that investment with gold futures, or a Fund may wish to gain exposure to a particular commodity directly, as opposed to through a financial instrument. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. As noted above, the value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. A Fund's prospectus or statement of additional information would be amended to disclose these risks before a material portion of the Fund's assets is invested in physical commodities.

     It is not believed that certain financial instruments such as interest rate or stock index futures contracts are "commodities." In any event, the revised policy will permit investment in these types of assets, derivatives and instruments to the fullest extent permitted by the 1940 Act and related interpretations. The revised policy also will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

     To the extent that investments in commodities are considered illiquid, a Fund will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets (10% of net assets for money market funds).

  PROPOSAL IV.H -- MARGIN ACTIVITIES

     Applicable Funds -- Strategic Allocation Funds, Strategic Variable Funds

     If holders of a Fund approve this proposal, the Fund's current fundamental policy prohibiting the Fund from purchasing securities on margin will be eliminated.

     Discussion. The 1940 Act does not require that a fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, please see Proposal IV.A.

     The Funds believe that this fundamental policy is unnecessary and may be unduly restrictive. The Funds' ability to borrow is governed by the fundamental policy on borrowing discussed in Proposal IV.A. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by the fundamental policy discussed in Proposal IV.B. The Funds believe that these other fundamental policies provide adequate protection on this topic. If this fundamental policy is eliminated, the Funds will be permitted to purchase securities on margin subject to the Funds' other investment policies and applicable law.

     The Funds do not currently intend to purchase securities on margin. The Funds currently invest all of their assets in underlying Funds. Before changing this investment strategy, for example, to purchase securities on margin, the Fund's Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the change in strategy. Holders should note that it is the current position of the SEC's staff that purchasing securities on margin by a mutual fund constitutes the issuance of a senior security by the fund that is not permitted by the 1940 Act.

  PROPOSAL IV.I -- SHORT SELLING

     Applicable Funds -- Strategic Allocation Funds, Strategic Variable Funds

     If holders of a Fund approve this proposal, the Fund's current fundamental policy prohibiting the Fund from making short sales of securities will be eliminated.

     Discussion. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs. Under the 1940 Act, a fund is restricted from making short sales unless the sale is "against the box" and the securities sold are segregated, or the fund's obligation to deliver the securities sold short is "covered" by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made "against the box" if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to "cover" its exposure under any short position.

     Mutual funds are not required to have a fundamental policy about engaging in short sales. The Funds believe this fundamental policy is unduly restrictive. There may be circumstances in which a Fund's manager believes that a short sale is in the best interests of holders. If this fundamental policy is eliminated, the Funds will be able to engage in short sales subject to the Funds' other investment policies and applicable law. Before a Fund engages in short sales to any material extent, the Fund's Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the practice. The Fund will be subject to any limitations on engaging in short sales imposed by the Fund's Board or investment manager from time to time, as well as the Fund's other investment policies.

     The Funds do not currently intend to engage in short sales. As noted above, the Funds (other than the Master Portfolios) currently invest all of their assets in underlying Funds. Before changing this investment strategy, for example, to engage in short sales, the Fund's Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the change in strategy.

  PROPOSAL IV.J -- PLEDGING ASSETS

     Applicable Funds -- Strategic Allocation Funds, Strategic Variable Funds

     If holders of the Fund approve this proposal, the Fund's current fundamental policy limiting the Fund's ability to pledge its assets will be eliminated.

     Discussion. The Fund currently may pledge not more than 30% of its assets, and pledges may be for the sole purpose of supporting limited-purpose borrowings. The Fund believes this fundamental policy is unduly restrictive and may prevent the Fund's manager from acting in a manner the manager believes to be in the best interests of holders. If this fundamental policy is eliminated, the Fund will be able to pledge its assets without limitation, subject to the Fund's other investment policies and applicable law and interpretations.

     Holders should note that in 1973 the SEC's staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without there being a compelling business reason to do so. In the same no-action letter, the staff stated that it was the general practice in the banking community to require less than 300% collateralization on loans. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. The Fund has no present intention to borrow money (other than possibly to meet redemption requests), and intends to pledge its assets only to support its investment practices. It is impossible to predict what the lending practices will be in the future if and when the Fund decides to borrow money, and whether more than 300% collateral coverage would be required. In any event, the Fund would take into account any then applicable legal guidance, would be guided by the judgment of the Fund's Board and investment manager regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought.

     The Funds do not currently intend to pledge assets. As noted above, the Funds currently invest all of their assets in underlying Funds. Before changing this investment strategy, for example, to pledge assets, the Fund's Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the change in strategy.

  PROPOSAL IV.K -- FUTURES AND OPTIONS TRANSACTIONS THROUGH INVESTMENTS IN UNDERLYING FUNDS

     Applicable Funds -- Strategic Allocation Funds, Strategic Variable Funds

     If holders of a Fund approve this proposal, the Fund's current fundamental policy providing that the Fund may engage in futures and options transactions through investments in the underlying Funds will be eliminated.

     Discussion. This fundamental policy is not required by the 1940 Act. The Funds do not invest their assets directly. Instead, as noted above, the Funds invest all of their assets in underlying Funds. While the Funds have no current plan to change this investment strategy, these plans could change in the future. Before changing this investment strategy, for example, to engage in futures and options transactions directly, the Fund's Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the change in strategy.

     YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS IV.A THROUGH IV.K (AS APPLICABLE).

  PROPOSAL V -- APPROVAL OF AMENDED PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1

     Each of the Feeder Funds has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (a "Current Plan") and pays distribution fees under the plan. Rule 12b-1 permits the use of fund assets to pay for distribution services, subject to certain conditions. Each Fund is proposing an amended plan of distribution pursuant to Rule 12b-1 under the 1940 Act (each an "Amended Plan"). A general description of the Amended Plan and a general comparison of the Amended Plan and the Current Plan are included below. A form of the Amended Plan is included in this Joint Proxy Statement as Appendix L, and qualifies the discussion below in its entirety.

     At the Special Meeting, you will be asked to approve the Amended Plan. Each Fund will vote on the Amended Plan separately.

     As discussed below, the Amended Plan is a compensation-type plan, which means that the fees for distribution services are paid regardless of the expenses incurred. The maximum amount payable under each plan is the same, but under the Current Plan you can only pay that amount to the extent there are specific expenses incurred and under the Amended Plan you can pay it no matter the expenses incurred. Appendix H sets forth the amount of distribution fees paid by each Fund during the Fund's most recent fiscal year pursuant to its Current Plan.

     As noted in Proposal II above and as discussed in the sub-section "Additional Information -- Administrator, Transfer Agent and Principal Underwriter (or Placement Agent)" below, there will be a consolidation of distribution services in one distributor, Transamerica Capital, Inc. ("TCI"). (For DIP, TCI will serve as placement agent since DIP does not have a distributor.) DISC will continue to provide distribution and shareholder services to the Funds in connection with its services to retirement plans that may invest in the Funds. The change of distributor to the Funds should be seamless to retirement plan sponsors and participants.

THE AMENDED PLAN

     The Amended Plan provides that each Fund may pay one or more principal underwriters, broker-dealers, financial intermediaries and others (each a "Servicing Party") a service and distribution fee, provided that the aggregate amount of all such payments does not exceed an amount calculated at an annual rate of 0.25% of the Fund's average daily net assets. The fees payable under the Amended Plan may be used for both distribution and servicing of accounts. More specifically, these fees may be used by a Servicing Party for expenses related to the Fund, including: costs of printing and distributing the Fund's prospectuses, statements of additional information and reports to prospective investors in the Fund; costs involved in preparing, printing and distributing sales literature pertaining to the Fund and reports for persons other than existing holders; an allocation of overhead and other branch office distribution-related expenses of a Servicing Party; payments made to, and expenses of, a Servicing Party and other persons who provide support or personal services to Fund holders in connection with the distribution of interests in the Fund; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. The Current Plan provides that each Fund may pay its distributor a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets as reimbursement for or in anticipation of costs and expenses incurred in connection with the distribution and sales of interests in the Fund. These fees may be used by the distributor to pay for its services or for advertising, marketing or other promotional activities.

     The Amended Plan is a compensation plan pursuant to which each Fund is obligated to pay fees to one or more Servicing Parties as compensation for their services and not as reimbursement for specific expenses incurred. This means that the Funds will not be obligated to pay more than the fees provided for in the Amended Plan even if expenses exceed those fees, and if the expenses of the Servicing Party(ies) are less than the fees paid to them, the Servicing Party or Parties will realize a profit. The Amended Plan provides that a Servicing Party may retain any portions of the fees in excess of its expenses incurred. As noted above, the Current Plan is a reimbursement plan, which provides that the distributor receives payment in anticipation of, or as reimbursement of, actual expense incurred. Historically, the Funds' distributor has incurred more distribution expenses than the maximum amount payable under the Current Plan, and has been reimbursed by the Funds to the fullest extent permitted by the plan. Nonetheless, going forward, there could be material differences in the payments made under the compensation-type Amended Plan as compared to those that would have been payable under the reimbursement-type Current Plan.

     The Amended Plan recognizes that a Fund's investment adviser, principal underwriter, a Servicing Party, or an affiliate of the foregoing may use its management or advisory fee revenues, past profits or its resources from any other source, to make payment to a Servicing Party or any other entity with respect to any expenses incurred in connection with the distribution or marketing and sales of interests in the Fund. The Amended Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of interests in a Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Amended Plan. The Current Plan contains similar provisions.

     The Amended Plan, like the Current Plan, provides that its continuance must be specifically approved at least annually by a vote of a majority of both the Board and the Independent Board Members and who have no direct or indirect financial interest in the operation of the Amended Plan or in any agreement related to it.

     The Amended Plan, like the Current Plan, may be terminated with respect to a Fund by a majority vote of the Independent Board Members or by a vote of a majority of holders of outstanding interests in the Fund and may not be materially amended without the approval of a majority of both the Board and the Independent Board Members. Under the Amended Plan, as under the Current Plan, any amendment to the Amended Plan that would materially increase a Fund's expenses must first be approved by the Fund's holders.

     Under the Amended Plan, as under the Current Plan, the Investment Company is required to preserve copies of any plan, agreement or report made pursuant to the Amended Plan for a period of not less than six years from the date of the Amended Plan, and for the first two years the Investment Company will preserve such copies in an easily accessible place.

BOARD EVALUATION OF THE AMENDED PLAN

     The Board of each Fund has determined that the approval of the Amended Plan is in the best interests of the Fund and its holders. At a meeting on August 10, 2007, the Board Members considered, among other factors, the fees payable under the Amended Plan and, more specifically, that the maximum amount payable under the Current Plan and Amended Plan is the same. The Board Members considered that, going forward, there could be material differences in the payments made under the Amended Plan as compared to those that would have been payable under the Current Plan, but noted that the Funds' distributor had historically incurred more distribution expenses than the maximum amount payable under the Current Plan, and had been reimbursed by the Funds to the fullest extent permitted by the plan. The Board Members also considered the services covered by the Amended Plan and the anticipated benefits to shareholders resulting from these services. The Board Members believe that the Amended Plan will enable each Fund to promote sales of its interests and provide personal service and maintenance with respect to shareholder accounts as appropriate for each Fund. The Board Members concluded that the fees provided in the Amended Plan are fair and reasonable and in line with industry standards. As a result of these and other factors, the Board Members believe that the Amended Plan is reasonably likely to benefit the Funds and recommend that the holders of each Fund approve the plan.

REQUIRED VOTE

     Each Fund will vote separately on the Amended Plan. The affirmative vote of a 1940 Act Majority Vote, as such term is defined above under "Quorum, Vote Required and Manner of Voting Proxies," is required to approve the Amended Plan. Each Amended Plan was approved by the Independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund's Amended Plan for consideration by the holders of the Fund.

     YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF AN AMENDED 12B-1 PLAN.

                                 OTHER BUSINESS

     The Board Members do not know of any matters to be presented at the Special Meetings other than those set forth in this Joint Proxy Statement. If other business should properly come before the Special Meetings, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

ADMINISTRATOR, TRANSFER AGENT AND PRINCIPAL UNDERWRITER (OR PLACEMENT AGENT)

     Diversified serves as the current administrator and transfer agent of each Fund. DISC is the distributor of each Fund (DISC is the placement agent for each series of DIP, as DIP does not have a distributor). Both Diversified and DISC are located at Four Manhattanville Road, Purchase, New York 10577.

     If TFAI is approved as investment adviser to the Diversified Funds, Transamerica Fund Services, Inc. ("TFS") will be appointed as administrator and transfer agent of each Fund. TCI will be appointed as principal underwriter/distributor (or placement agent) of each Fund. TFS is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TCI is located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. Diversified, DISC, TFAI, TFS and TCI are all affiliated due to their common ultimate ownership by AEGON, N.V.

     During the past fiscal year, each Fund paid the amount shown on Appendix H to Diversified and DISC for transfer agency, administrative and distribution services.

ANNUAL AND SEMI-ANNUAL REPORTS

     Holders can find important information about the Funds in their annual reports dated December 31, 2006 and their semi-annual reports dated June 30, 2007, which have been or are being mailed to holders. You may obtain copies of these reports without charge by writing to or calling the Funds at the address or telephone number shown on the first page of this Proxy Statement.

PROXY SOLICITATION

     The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement beginning on or about August 27, 2007, but proxies may also be solicited by telephone and/or in person by representatives of the Funds, regular employees of TFAI, Diversified or their affiliate(s), or Computershare Fund Services ("Computershare"), a private proxy services firm. The estimated cost of retaining Computershare is approximately $3.9 million. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

     The cost of the Special Meetings, including the preparation and mailing of the notice, Joint Proxy Statement and the solicitation of proxies, including reimbursement to broker-dealer and others who forwarded proxy materials to their clients, will be borne by TFAI and/or its affiliates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board Members, including a majority of the independent Board Members, of each Fund have selected PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm for the Funds. PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to the Funds.

     Each Fund's Audit Committee approved the engagement of PwC as each Fund's independent registered public accounting firm for the Fund's most recent fiscal year, as well as for the current fiscal year. PwC provides audit and accounting services including audit to the annual financial statements, assistance and consultation with respect to filings with the SEC, and preparation for annual income tax returns.

     The reports of PwC on each Fund's financial statements for each of the last two fiscal years audited by PwC contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PwC during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.

     No representatives of PwC will be present at the Special Meetings.

     Appendix M sets forth for each Fund, for each of the Fund's two most recent fiscal years, the fees billed by the Fund's independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix M is presented under the following captions:

          (a) Audit Fees -- fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

          (b) Audit-Related Fees -- fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees" including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

          (c) Tax Fees -- fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

          (d) All Other Fees -- fees for products and services provided to the Fund other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

     The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non- audit services to be provided by the Fund's independent auditors to Diversified and any service providers controlling, controlled by or under common control with Diversified that provide ongoing services to the Fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee.

     No Audit Committee may approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firms. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firms, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

     Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a Fund, Diversified and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firms during the fiscal year in which the permissible non-audit services are provided to (i) the Fund, (ii) Diversified and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

     For each Fund's two most recent fiscal years, there were no services rendered by PwC to the Fund for which the pre-approval requirement was waived.

     Each Audit Committee has considered whether the provision of non-audit services that were rendered by PwC to Diversified and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor's independence. All services provided by PwC to each Fund, Diversified or Covered Service Providers that were required to be pre-approved were pre-approved as required.

     The aggregate non-audit fees billed by PwC for services rendered to DIFG were $114,925 and $151,450 in each of the last two fiscal years ended December 31, 2005 and December 31, 2006, respectively. The aggregate non-audit fees billed by PwC for services rendered to DIFG II were $101,325 and $155,250 in each of the last two fiscal years ended December 31, 2005 and December 31, 2006, respectively. There were no non-audit fees billed by PwC for services rendered to DISVF in each of the last two fiscal years ended December 31, 2005 and December 31, 2006, respectively. The aggregate non-audit fees billed by PwC for services rendered to DIP were $63,900 and $72,900 in each of the last two fiscal years ended December 31, 2005 and December 31, 2006, respectively. In addition, aggregate non-audit fees billed by PwC for services rendered to TFAI or any Covered Service Provider(s) that provide ongoing services to DIFG, DIFG II, DISVF and DIP were $254,000 and $269,000 in each of the last two fiscal years ended December 31, 2005 and December 31, 2006, respectively.

5% INTEREST OWNERSHIP

     As of August 15, 2007, the persons listed in Appendix N owned of record the amounts indicated of the interests of the Funds indicated in Appendix N.

HOLDER COMMUNICATIONS TO THE BOARDS

     Holders of a Fund may mail written communications to the Fund's Board, addressed to the care of the Secretary of the Fund, at the Fund's address. Each holder communication must (i) be in writing and be signed by the holder, and
(ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted holder communications. Except as provided below, with respect to each properly submitted holder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or
(ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a holder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, holders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

PROPOSALS BY HOLDERS OF INTERESTS IN THE FUNDS

     As a general matter, none of the Investment Companies holds annual meetings of holders. Holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, Four Manhattanville Road, Purchase, New York 10577.

     Proposals must be received a reasonable time prior to the date of a meeting of Holders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent holders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

FISCAL YEAR

     The fiscal year end of each Fund is December 31.

GENERAL

     Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Special Meeting. However, if other matters are properly presented to a Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.

     A list of holders entitled to be present and to vote at the Special Meetings will be available at the offices of the Funds, Four Manhattanville Road, Purchase, New York 10577, for inspection by any holder during regular business hours beginning ten days prior to the date of the Special Meetings.

     Failure of a quorum to be present at a Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of a Special Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of holders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the interests present in person or represented by proxy at the meeting.

INFORMATION ABOUT THE FUNDS

     Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

     PLEASE SUBMIT YOUR VOTING INSTRUCTIONS PROMPTLY BY SIGNING AND DATING EACH ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO SIMILARLY PROVIDING VOTING INSTRUCTIONS BY TELEPHONE OR BY THE INTERNET.

     TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        BY ORDER OF THE BOARDS OF EACH OF THE
                                        DIVERSIFIED INVESTORS FUNDS GROUP, THE
                                        DIVERSIFIED INVESTORS FUNDS GROUP II,
                                        DIVERSIFIED INVESTORS STRATEGIC VARIABLE
                                        FUNDS AND DIVERSIFIED INVESTORS
                                        PORTFOLIOS


                                        ----------------------------------------
                                        Dennis P. Gallagher
                                        Vice President, General Counsel and
                                        Secretary

          , 2007
Four Manhattanville Road
Purchase, New York 10577

                               LIST OF APPENDICES



Appendix A:  Funds' Issued and Outstanding Interests or Shares
Appendix B:  Compensation of the Board Members
Appendix C:  Nominating Committee Charter
Appendix D:  Comparison of Terms of Advisory Agreements
Appendix E:  Form of Investment Advisory Agreement Between TFAI and the Funds
Appendix F:  Diversified's and TFAI's Directors and Principal Executive
             Officers
Appendix G:  Information About Current Investment Advisory Agreements
Appendix H   Fees Paid to Diversified and Affiliates
Appendix I:  Other Funds Advised by TFAI
Appendix J:  Form of New Declaration of Trust
Appendix K:  Current and Proposed Fundamental Investment Policies of the Funds
Appendix L:  Form of Plan of Distribution Pursuant to Rule 12b-1 Under the
             Investment Company Act of 1940
Appendix M:  Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
Appendix N:  Beneficial Owners of 5% or More of the Outstanding Interests of
             the Funds

                                                                      APPENDIX A

                FUNDS' ISSUED AND OUTSTANDING INTERESTS OR SHARES

     Following is a list of the Funds that are a series of each of DIFG, DIFG II, DISVF and DIP.

     Ownership in Funds that are series of DIP and DISVF are reflected in interests that are measured by their dollar value, and ownership in Funds that are series of DIFG and DIFG II are represented in shares.


                                                                    DOLLAR VALUE OF
                                                                       INTERESTS
                                                                  OR NUMBER OF SHARES
                                                                    (AS APPLICABLE)
FUND                                                             AS OF THE RECORD DATE
----                                                             ---------------------


THE DIVERSIFIED INVESTORS FUNDS GROUP
  Diversified Investors Money Market Fund......................
  Diversified Investors High Quality Bond Fund.................
  Diversified Investors Inflation-Protected Securities Fund....
  Diversified Investors Core Bond Fund.........................
  Diversified Investors Total Return Bond Fund.................
  Diversified Investors High Yield Bond Fund...................
  Diversified Investors Balanced Fund..........................
  Diversified Investors Value & Income Fund....................
  Diversified Investors Value Fund.............................
  Diversified Investors Growth & Income Fund...................
  Diversified Investors Equity Growth Fund.....................
  Diversified Investors Aggressive Equity Fund.................
  Diversified Investors Mid-Cap Value Fund.....................
  Diversified Investors Mid-Cap Growth Fund....................
  Diversified Investors Small-Cap Value Fund...................
  Diversified Investors Special Equity Fund....................
  Diversified Investors Small-Cap Growth Fund..................
  Diversified Investors International Equity Fund..............
  Diversified Investors Stock Index Fund.......................
  Institutional Short Horizon Strategic Allocation Fund........
  Institutional Short/Intermediate Horizon Strategic Allocation
     Fund......................................................
  Institutional Intermediate Horizon Strategic Allocation
     Fund......................................................
  Institutional Intermediate/Long Horizon Strategic Allocation
     Fund......................................................
  Institutional Long Horizon Strategic Allocation Fund.........
THE DIVERSIFIED INVESTORS FUNDS GROUP II
  Diversified Institutional Money Market Fund..................
  Diversified Institutional High Quality Bond Fund.............
  Diversified Institutional Inflation-Protected Securities
     Fund......................................................
  Diversified Institutional Core Bond Fund.....................
  Diversified Institutional Total Return Bond Fund.............
  Diversified Institutional High Yield Bond Fund...............
  Diversified Institutional Balanced Fund......................
  Diversified Institutional Value & Income Fund................
  Diversified Institutional Value Fund.........................

                                                                    DOLLAR VALUE OF
                                                                       INTERESTS
                                                                  OR NUMBER OF SHARES
                                                                    (AS APPLICABLE)
FUND                                                             AS OF THE RECORD DATE
----                                                             ---------------------

  Diversified Institutional Growth & Income Fund...............
  Diversified Institutional Equity Growth Fund.................
  Diversified Institutional Aggressive Equity Fund.............
  Diversified Institutional Mid-Cap Value Fund.................
  Diversified Institutional Mid-Cap Growth Fund................
  Diversified Institutional Small-Cap Value Fund...............
  Diversified Institutional Special Equity Fund................
  Diversified Institutional Small-Cap Growth Fund..............
  Diversified Institutional International Equity Fund..........
  Diversified Institutional Stock Index Fund...................
  Short Horizon Strategic Allocation Fund......................
  Short/Intermediate Horizon Strategic Allocation Fund.........
  Intermediate Horizon Strategic Allocation Fund...............
  Intermediate/Long Horizon Strategic Allocation Fund..........
  Long Horizon Strategic Allocation Fund.......................
DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
  Short Horizon Strategic Allocation Variable Fund.............
  Intermediate Horizon Strategic Allocation Variable Fund......
  Intermediate/Long Horizon Strategic Allocation Variable
     Fund......................................................
DIVERSFIED INVESTORS PORTFOLIOS
  Money Market Portfolio.......................................
  High Quality Bond Portfolio..................................
  Inflation-Protected Securities Portfolio.....................
  Core Bond Portfolio..........................................
  Total Return Bond Portfolio..................................
  High Yield Bond Portfolio....................................
  Balanced Portfolio...........................................
  Value & Income Portfolio.....................................
  Value Portfolio..............................................
  Growth & Income Portfolio....................................
  Equity Growth Portfolio......................................
  Aggressive Equity Portfolio..................................
  Mid-Cap Value Portfolio......................................
  Mid-Cap Growth Portfolio.....................................
  Small-Cap Value Portfolio....................................
  Special Equity Portfolio.....................................
  Small-Cap Growth Portfolio...................................
  International Equity Portfolio...............................

                                                                      APPENDIX B

                        COMPENSATION OF THE BOARD MEMBERS

     Information relating to compensation paid to the Board Members for the fiscal year ended December 31, 2006 is set forth below. Board Members who are not "interested persons," as defined in the 1940 Act, receive a fee for each meeting of the Board attended and are reimbursed for all travel and out-of-pocket expenses relating to attendance at such meetings. Mr. Mark Mullin, an "interested person," as defined in the 1940 Act, does not receive compensation from the Funds or other funds in the Fund Complex, but may be reimbursed for out-of-pocket expenses relating to attendance at such meetings.

     Effective January 1, 2007, each Independent Board Member receives an annual aggregate fee of $60,000, plus $4,000 for each Board meeting attended in person or for certain telephone meetings, and $2,000 for certain other telephone meetings. The lead Independent Board Member and the chairperson of the Audit Committee receive an additional $30,000 and $15,000, respectively. Board Members are reimbursed for travel and out-of-pocket expenses incurred in connection with Board meetings. During the fiscal year ended December 31, 2006, all Funds reimbursed Board Member expenses in an aggregate amount of $25,811.52.


                                                                                JOYCE
                                   NEAL M.  MITCHELL A.  ROBERT L.  EUGENE M.  GALPERN  LOWELL W.  PATRICIA L.
FUND                                JEWELL    JOHNSON     LINDSAY*   MANNELLA   NORDEN   ROBINSON     SAWYER
----                               -------  -----------  ---------  ---------  -------  ---------  -----------


THE DIVERSIFIED INVESTORS FUNDS
  GROUP
  Diversified Investors Money
     Market Fund.................  $   837    $   245     $   837    $   789   $   837   $   538     $   975
  Diversified Investors High
     Quality Bond Fund...........      685        201         685        646       685       440         797
  Diversified Investors
     Inflation-Protected
     Securities Fund.............      192         56         192        181       192       124         224
  Diversified Investors Core Bond
     Fund........................    1,792        525       1,792      1,689     1,792     1,152       2,086
  Diversified Investors Total
     Return Bond Fund............       82         24          82         77        82        53          95
  Diversified Investors High
     Yield Bond Fund.............      447        131         447        421       447       287         520
  Diversified Investors Balanced
     Fund........................      355        104         355        334       355       228         413
  Diversified Investors Value &
     Income Fund.................    2,589        758       2,589      2,441     2,589     1,665       3,015
  Diversified Investors Value
     Fund........................       75         22          75         70        75        48          87
  Diversified Investors Growth &
     Income Fund.................    1,198        351       1,198      1,130     1,198       770       1,395
  Diversified Investors Equity
     Growth Fund.................    1,902        557       1,902      1,793     1,902     1,223       2,214
  Diversified Investors
     Aggressive Equity Fund......      392        115         392        370       392       252         456
  Diversified Investors Mid-Cap
     Value Fund..................      992        290         992        935       992       638       1,155
  Diversified Investors Mid-Cap
     Growth Fund.................      295         86         295        278       295       190         344
  Diversified Investors Small-Cap
     Value Fund..................      241         71         241        228       241       155         281
  Diversified Investors Special
     Equity Fund.................      989        290         989        932       989       636       1,151
  Diversified Investors Small-Cap
     Growth Fund.................      111         32         111        104       111        71         129
  Diversified Investors
     International Equity Fund...    1,439        421       1,439      1,357     1,439       925       1,675
  Diversified Investors Stock
     Index Fund..................    1,347        395       1,347      1,270     1,347       866       1,569
  Institutional Short Horizon
     Strategic Allocation Fund...      206         60         206        195       206       133         240
  Institutional
     Short/Intermediate Horizon
     Strategic Allocation Fund...      176         52         176        166       176       113         205
  Institutional Intermediate
     Horizon Strategic Allocation
     Fund........................    1,293        379       1,293      1,219     1,293       831       1,506

                                                                                JOYCE
                                   NEAL M.  MITCHELL A.  ROBERT L.  EUGENE M.  GALPERN  LOWELL W.  PATRICIA L.
FUND                                JEWELL    JOHNSON     LINDSAY*   MANNELLA   NORDEN   ROBINSON     SAWYER
----                               -------  -----------  ---------  ---------  -------  ---------  -----------

  Institutional Intermediate/Long
     Horizon Strategic Allocation
     Fund........................    1,034        303       1,034        975     1,034       665       1,204
  Institutional Long Horizon
     Strategic Allocation Fund...      612        179         612        577       612       393         712
THE DIVERSIFIED INVESTORS FUNDS
  GROUP II
  Diversified Institutional Money
     Market Fund.................      458        134         458        432       458       295         533
  Diversified Institutional High
     Quality Bond Fund...........      411        120         411        388       411       264         479
  Diversified Institutional
     Inflation-Protected
     Securities Fund.............       61         18          61         58        61        39          71
  Diversified Institutional Core
     Bond Fund...................    1,085        318       1,085      1,023     1,085       697       1,263
  Diversified Institutional Total
     Return Bond Fund............       12          4          12         11        12         8          14
  Diversified Institutional High
     Yield Bond Fund.............      184         54         184        173       184       118         214
  Diversified Institutional
     Balanced Fund...............      143         42         143        135       143        92         167
  Diversified Institutional Value
     & Income Fund...............    1,683        493       1,683      1,587     1,683     1,082       1,959
  Diversified Institutional Value
     Fund........................       32         10          32         32        32        21          38
  Diversified Institutional
     Growth & Income Fund........      439        128         439        414       439       282         511
  Diversified Institutional
     Equity Growth Fund..........    1,736        508       1,736      1,637     1,736     1,116       2,021
  Diversified Institutional
     Aggressive Equity Fund......      157         46         157        148       157       101         183
  Diversified Institutional Mid-
     Cap Value Fund..............      381        111         381        359       381       245         443
  Diversified Institutional Mid-
     Cap Growth Fund.............      152         45         152        143       152        98         177
  Diversified Institutional
     Small-Cap Value Fund........       94         27          94         88        94        60         109
  Diversified Institutional
     Special Equity Fund.........      565        165         565        532       565       363         657
  Diversified Institutional
     Small-Cap Growth Fund.......       56         16          56         53        56        36          65
  Diversified Institutional
     International Equity Fund...    1,072        314       1,072      1,010     1,072       689       1,248
  Diversified Institutional Stock
     Index Fund..................    1,572        460       1,572      1,482     1,572     1,011       1,830
  Short Horizon Strategic
     Allocation Fund.............      420        123         420        396       420       270         489
  Short/Intermediate Horizon
     Strategic Allocation Fund...      436        128         436        411       436       280         508
  Intermediate Horizon Strategic
     Allocation Fund.............    1,790        524       1,790      1,688     1,790     1,151       2,085
  Intermediate/Long Horizon
     Strategic Allocation Fund...    1,732        507       1,732      1,633     1,732     1,114       2,017
  Long Horizon Strategic
     Allocation Fund.............    1,049        307       1,049        989     1,049       674       1,221
DIVERSIFIED INVESTORS STRATEGIC
  VARIABLE FUNDS
  Short Horizon Strategic
     Allocation Variable Fund....      216         63         216        204       216       139         252
  Intermediate Horizon Strategic
     Allocation Variable Fund....      597        175         597        563       597       384         695
  Intermediate/Long Horizon
     Strategic Allocation
     Variable Fund...............      936        274         936        883       936       602       1,090

                                                                                JOYCE
                                   NEAL M.  MITCHELL A.  ROBERT L.  EUGENE M.  GALPERN  LOWELL W.  PATRICIA L.
FUND                                JEWELL    JOHNSON     LINDSAY*   MANNELLA   NORDEN   ROBINSON     SAWYER
----                               -------  -----------  ---------  ---------  -------  ---------  -----------

DIVERSIFIED INVESTORS PORTFOLIOS
  Money Market Portfolio.........    1,744        511       1,744      1,644     1,744     1,121       2,031
  High Quality Bond Portfolio....    1,608        471       1,608      1,516     1,608     1,033       1,872
  Inflation-Protected Securities
     Portfolio...................      371        109         371        350       371       238         432
  Core Bond Portfolio............    4,062      1,189       4,062      3,830     4,062     2,611       4,729
  Total Return Bond Portfolio....      165         49         165        157       165       106         193
  High Yield Bond Portfolio......      901        264         901        849       901       579       1,048
  Balanced Portfolio.............      770        226         770        726       770       495         897
  Value & Income Portfolio.......    6,350      1,859       6,350      5,987     6,350     4,082       7,393
  Value Portfolio................      107         32         107        102       107        69         125
  Growth & Income Portfolio......    2,294        672       2,294      2,163     2,294     1,475       2,671
  Equity Growth Portfolio........    4,998      1,464       4,998      4,712     4,998     3,213       5,819
  Aggressive Equity Portfolio....      744        218         744        702       744       478         866
  Mid-Cap Value Portfolio........    1,553        455       1,553      1,464     1,553       998       1,808
  Mid-Cap Growth Portfolio.......      604        177         604        570       604       388         703
  Small-Cap Value Portfolio......      473        138         473        446       473       304         551
  Special Equity Portfolio.......    2,490        729       2,490      2,348     2,490     1,601       2,900
  Small-Cap Growth Portfolio.....      300         88         300        282       300       193         349
  International Equity
     Portfolio...................    3,716      1,088       3,716      3,503     3,716     2,389       4,326
TOTAL COMPENSATION FROM THE FUND
  COMPLEX........................   70,000     20,500      70,000     66,000    70,000    45,000      81,500
NUMBER OF FUNDS IN THE FUND
  COMPLEX OVERSEEN BY BOARD
  MEMBER.........................       69         69          69         69        69        69          69


--------

   * Mr. Lindsay retired as a Board Member as of the close of business on November 28, 2006.

     None of the Funds currently provides any pension or retirement benefits to Board Members or officers.

                                                                      APPENDIX C

                          NOMINATING COMMITTEE CHARTER

                      THE DIVERSIFIED INVESTORS FUNDS GROUP
                    THE DIVERSIFIED INVESTORS FUNDS GROUP II
                        DIVERSIFIED INVESTORS PORTFOLIOS
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                 (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS")

A.  COMMITTEE MEMBERSHIP

     The Nominating Committee (the "Committee") of the Funds' Boards (the "Boards") shall be composed solely of trustees who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Independent Trustees"). Other members of the Boards, while not serving as members of the Committee, may assist the Committee in the discharge of its responsibilities, e.g., by identifying and recommending potential candidates. In addition, at the request of the Committee, the Funds' investment advisers and other service providers will provide administrative support and other assistance to the Committee.

     The Boards shall nominate and elect the members of the Committee and shall designate the Chair of the Committee. The Chair shall preside at each meeting of the Committee.

     A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

B.  OBJECTIVES OF THE COMMITTEE

     The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Boards in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Boards, subject to the procedures and policies set forth in this Charter or resolutions of the Boards, (iii) select and nominate, or recommend for nomination by the Boards, candidates for election as Trustees and
(iv) set any necessary standards or qualifications for service on the Boards.

C.  BOARD NOMINATIONS AND FUNCTIONS

     1. In the event of any vacancies on the Boards, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Boards. The Committee may solicit suggestions for nominations from any source it deems appropriate.

     2. The Committee shall evaluate each candidate's qualifications for Board membership, and, with respect to nominees for Independent Trustee membership, their independence from the Funds' investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Trustee.

     3. In assessing the qualifications of a potential candidate for membership on the Boards, the Committee may consider the candidate's potential contribution to the operation of the Boards and its committees, and such other factors as it may deem relevant. Specific desired (but not required) qualities of Independent Trustee candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Committee. No person shall be qualified to be a Board Member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Trustee, would not cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Boards regarding either the retirement age of Board Members or the percentage of a Board that is to be composed of Independent Trustees.

     4. While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Committee may consider and evaluate nominations properly submitted by shareholders of the

Funds. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Schedule B of this Charter, as it may be amended from time to time by the Committee or the Boards, are met and followed. It shall be in the Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

     5. The Committee shall evaluate, as necessary, the operations and effectiveness of the Boards as a whole and shall evaluate the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Boards.

D.  OTHER POWERS AND RESPONSIBILITIES

     The Committee shall meet as necessary to carry out its responsibilities hereunder, and otherwise from time to time as the Chair of the Committee deems appropriate.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate third party consultants from each Fund's assets.

     The Committee shall periodically assess this Charter and recommend to the Boards any revisions or modifications that the Committee deems necessary or appropriate to the effective discharge of its responsibilities.

                                   SCHEDULE A

                     RESPONSIBILITIES AND DESIRED QUALITIES
                             OF INDEPENDENT TRUSTEES

A.  PRIMARY RESPONSIBILITIES

     The Independent Trustees' primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers, and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

B.  PERSONAL ATTRIBUTES

     - Public or private sector stature sufficient to instill confidence.

     - High personal and professional integrity.

     - Good business sense.

     - Ability to commit the necessary time to prepare for and attend meetings.

     - Not financially dependent on Trustee retainer and meeting fees.

C.  SKILLS, EXPERIENCE AND QUALIFICATIONS FOR DECISION MAKING

     - General understanding of financial issues, investing, financial markets and technology.

     - General understanding of balance sheets and operating statements.

     - First-hand knowledge of investing.

     - Experience in working in highly regulated and complex legal framework.

     - Demonstrated ability to maintain "independence" of management and other service agents while maintaining a constructive working relationship.

     - Ability to be critical, but not confrontational.

     - Demonstrated ability to contribute to Board and committee process.

     - Ability to consider diverse issues and make timely, well-informed decisions.

     - Familiarity with the securities industry.

     - Qualification as an "Audit Committee Financial Expert."

     Note: The Personal Attributes listed in Section B above should be possessed by all Trustees. The Skills, Experience and Qualifications listed in Section C include items that should be possessed by all Trustees as well as items that should be possessed by at least some Trustees.

                                   SCHEDULE B

                 PROCEDURES FOR THE COMMITTEE'S CONSIDERATION OF
                      CANDIDATES SUBMITTED BY SHAREHOLDERS

     A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following requirements have been met and procedures followed:

          1. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

          2. The nominee must satisfy all qualifications provided herein and in the Funds' organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

          - The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

          - Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

          - Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

          - The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

          - The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

          - A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

          3. In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

          - Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund's (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board Member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting.

          - The nominating shareholder or shareholder group must also bear the economic risk of the investment.

          - The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.


----------
     (1)Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

          4. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds' Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

          - the shareholder's contact information;

          - the nominee's contact information and the number of applicable Fund shares owned by the proposed nominee;

          - all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934;

            and

          - a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund's proxy statement, if so designated by the Committee and the Funds' Board.

          5. The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

                                                                      APPENDIX D

              COMPARISON OF TERMS OF INVESTMENT ADVISORY AGREEMENTS

     This Appendix D contains three charts comparing the principal terms of the Current Advisory Agreements with the corresponding terms of the proposed Advisory Agreement for each of the Funds. Funds are grouped on a chart based on similarities in their Current Advisory Agreement and you should look for the chart or charts containing a comparison of the agreements for your Fund or Funds, as the case may be.

     You should note that the charts contain only a description of the principal provisions of the Current Advisory Agreements and may not include all of the terms of those Agreements, or the exact wording of those provisions described. The complete text of the form of New Advisory Agreement is included in Appendix E and you should refer to that Appendix for the complete terms of the Agreement.

                                     CHART 1



Money Market Portfolio                     Growth & Income Portfolio
High Quality Bond Portfolio                Equity Growth Portfolio
Inflation-Protected Securities Portfolio   Aggressive Equity Portfolio
Core Bond Portfolio                        Mid-Cap Value Portfolio
Total Return Bond Portfolio                Mid-Cap Growth Portfolio
High Yield Bond Portfolio                  Small-Cap Value Portfolio
Balanced Portfolio                         Special Equity Portfolio
Value & Income Portfolio                   Small-Cap Growth Portfolio
Value Portfolio                            International Equity Portfolio





        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------

Investment Advisory Services.  Subject to  Investment Advisory Services.  Subject to
the general supervision of the Board of    the supervision of the Trust's Board of
Trustees of the Portfolio, the Adviser     Trustees, the Adviser shall regularly
shall formulate and provide an             provide the Fund with investment
appropriate investment program on a        research, advice, management and
continuous basis in connection with the    supervision and shall furnish a
management of the Portfolio, including     continuous investment program for the
research, analysis, advice, statistical    Fund's portfolio of securities and other
and economic data and information and      investments consistent with the Fund's
judgments of both a macroeconomic and      investment objectives, policies and
microeconomic character.                   restrictions, as stated in the Fund's
                                           current Prospectus and SAI.
The Adviser will determine the securities
to be purchased, sold, lent, exchanged or  The Adviser shall determine from time to
otherwise disposed of or acquired by the   time what securities and other
Portfolio in accordance with               investments and instruments will be
predetermined guidelines as set forth      purchased, retained, sold or exchanged by
from time to time in the Portfolio's       the Fund and what portion of the assets
then-current prospectus and SAI.           of the Fund's portfolio will be held in
                                           the various securities and other


        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------

The Adviser will determine what portion    investments in which the Fund invests,
of securities owned by the Portfolio       and shall implement those decisions
shall be invested in securities described  (including the execution of investment by the policies of the Portfolio and what  documentation and agreements), all
portion, if any, should be held            subject to the provisions of the Trust's
uninvested. The Adviser will determine     Declaration of Trust and By-Laws, the
whether and to what extent to employ       Investment Company Act of 1940 and the
various investment techniques available    applicable rules and regulations
to the Portfolio.                          promulgated thereunder by the SEC and
                                           interpretive guidance issued thereunder
As an adviser of the assets of the         by the SEC staff and any other applicable
Portfolio, the Adviser shall make          federal and state law, as well as the
investments for the account of the         investment objectives, policies and
Portfolio in accordance with the           restrictions of the Fund referred to
Adviser's best judgment and within the     above, and any other specific policies
Portfolio's investment objectives,         adopted by the Board and disclosed to the
guidelines, and restrictions, the          Adviser.
Investment Company Act of 1940 and the
provisions of the Internal Revenue Code    The Adviser is authorized as the agent of
of 1986 relating to regulated investment   the Trust to give instructions to the
companies subject to policy decisions      custodian of the Fund as to deliveries of
adopted by the Board of Trustees.          securities and other investments and
                                           payments of cash for the account of the
The Adviser shall determine from time to   Fund. Subject to applicable provisions of
time the manner in which voting rights,    the Investment Company Act of 1940 and
rights to consent to corporate action and  direction from the Board, the investment
any other rights pertaining to the         program to be provided hereunder may
Portfolio's securities shall be            entail the investment of all or
exercised, provided, however, that should  substantially all of the assets of the
the Board of Trustees at any time make     Fund in one or more investment companies.
any definite determination as to
investment policy and notify the Adviser   The Adviser shall, at the request of the
thereof in writing, The Adviser shall be   Board, exercise voting rights, rights to
bound by such determination for the        consent to corporate action and any other
period, if any, specified in such notice   rights pertaining to each Fund's
or until similarly notified that such      portfolio securities.
determination has been revoked.

The Adviser shall, at its expense,
[identify and monitor an appropriate
investment portfolio in which to invest
all current and future investable assets,
or] employ sub-advisors or associate with
itself such entities as it believes
appropriate to assist it in performing
its obligations under this Agreement.(1)
-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Brokerage Transactions.  The Adviser will  Brokerage Transactions.  The Adviser will
place orders pursuant to its investment    place orders pursuant to its investment
determinations either directly with the    determinations for the Fund either
issuer or with any broker or dealer who    directly with the issuer or with any
deals in such securities.                  broker or dealer, foreign currency
                                           dealer, futures commission merchant or
In placing orders with brokers and         others selected by it.
dealers, the Adviser will use its
reasonable best efforts to obtain the      In connection with the selection of such
best net price and the most favorable      brokers or dealers and the placing of
execution of its orders, after taking      such orders, subject to applicable law,
into account all factors it deems          brokers or dealers may be selected who
relevant, including the breadth of the     also provide brokerage and research
market in the security, the price of the   services (as those terms are defined in
security, the financial condition and      Section 28(e) of the Securities Exchange
execution capability of the broker or      Act of 1934 to the Fund and/or the other
dealer, and the reasonableness of the      accounts over which the Adviser or its
commission, if any, both for the specific  affiliates exercise investment
transaction and on a continuing basis.     discretion.
Consistent with this obligation, the
Adviser may, to the extent permitted by    The Adviser is authorized to pay a broker
law, purchase and sell Portfolio           or dealer who provides such brokerage and
securities to and from brokers and         research services a commission for
dealers who provide brokerage and          executing a portfolio transaction for the
research services (within the meaning of   Fund which is in excess of the amount of
Section 28(e) of the Securities Exchange   commission another broker or dealer would
Act of 1934) to or for the benefit of the  have charged for effecting that
Portfolio and/or other accounts over       transaction if the Adviser determines in
which the Adviser or any of its            good faith that such amount of commission
affiliates exercises investment            is reasonable in relation to the value of
discretion.                                the brokerage and research services
                                           provided by such broker or dealer. This
Subject to the review of the Portfolio's   determination may be viewed in terms of
Board of Trustees from time to time with   either that particular transaction or the
respect to the extent and continuation of  overall responsibilities which the
the policy, the Adviser is authorized to   Adviser and its affiliates have with
pay to a broker or dealer who provides     respect to accounts over which they
such brokerage and research services a     exercise investment discretion. The Board
commission for effecting a securities      may adopt policies and procedures that
transaction for the Portfolio which is in  modify and restrict the Adviser's
excess of the amount of commission         authority regarding the execution of the
another broker or dealer would have        Fund's portfolio transactions provided
charged for effecting that transaction if  herein.
the Adviser determines in good faith that
such commission was reasonable in
relation to the value of the brokerage
and research services provided by such
broker or dealer, viewed in terms of
either that particular transaction or the
overall responsibilities of the Adviser
with respect to the accounts as to which
it exercises investment discretion.
-------------------------------------------------------------------------------------

Transactions with Affiliates.  In placing  Transactions with Affiliates.  The Fund
orders with brokers and/or dealers, the    hereby authorizes any entity or person
Adviser intends to seek best price and     associated with the Adviser which is a
execution for purchases and sales and may  member of a national securities exchange
effect transactions through itself and     to effect any transaction on the exchange
its affiliates on a securities exchange    for the account of the Fund which is
provided that the commissions paid by the  permitted by Section 11(a) of the
Portfolio are "reasonable and fair"        Securities Exchange Act of 1934 and Rule
compared to commissions received by other  11a2-2(T) thereunder, and the Fund hereby
broker-dealers having comparable           consents to the retention of compensation
execution capability in connection with    for such transactions in accordance with
comparable transactions involving similar  Rule 11a2-2(T)(a)(2)(iv).
securities and provided that the
transactions in connection with which      Notwithstanding the foregoing, the
such commissions are paid are effected     Adviser agrees that it will not deal with
pursuant to procedures established by the  itself, or with Trustees of the Trust or
Board of the Trustees of the Portfolio.    any principal underwriter of the Fund, as
All transactions are effected pursuant to  principals or agents in making purchases written authorizations from the Portfolio  or sales of securities or other property conforming to the requirements of Section  for the account of the Fund, nor will it
11(a) of the Securities Exchange Act of    purchase any securities from an
1934 and Rule 11a2-2(T) thereunder.        underwriting or selling group in which
Pursuant to such authorizations, an        the Adviser or its affiliates is
affiliated broker-dealer may transmit,     participating, or arrange for purchases
clear and settle transactions for the      and sales of securities between the Fund
Portfolio that are executed on a           and another account advised by the
securities exchange provided that it       Adviser or its affiliates, except in each
arranges for unaffiliated brokers to       case as permitted by the Investment
execute such transactions.                 Company Act of 1940 and in accordance
                                           with such policies and procedures as may
In effecting transactions with respect to  be adopted by the Fund from time to time,
securities or other property for the       and will comply with all other provisions
account of the Portfolio, the Adviser may  of the Governing Documents and the Fund's
deal with itself and its affiliates, with  then-current Prospectus and SAI relative
the Trustees of the Portfolio or with      to the Adviser and its directors and
other entities to the extent such actions  officers.
are permitted by the Investment Company
Act of 1940.
-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Management Services.  The Adviser shall    Management Services.  The Adviser shall
provide the Portfolio with the following   furnish or make available to each Fund
services as may be required: providing     the services of executive and management
office space, equipment and clerical       personnel to supervise the performance of
personnel necessary for maintaining the    administrative, record-keeping,
organization of the Portfolio and for      shareholder relations, regulatory
performing administrative and management   reporting and compliance services, the
functions; supervising the overall         services of the Fund's custodian and
administration of the Portfolio,           transfer agent, and other functions of
including negotiation of contracts and     the Fund. The Adviser shall also assist
fees with and the monitoring of            in the preparation of reports to
performance and billings of the            shareholders of each Fund as requested by
Portfolio's transfer agent, custodian and  the Trust. In accordance with the
other independent contractors or agents;   foregoing, the Adviser shall, at the
preparing and, if applicable, filing all   request of the Board, provide advice and
documents required for compliance by the   recommendations with respect to other
Portfolio with applicable laws and         aspects of the business and affairs of
regulations, including registration        the Fund.
statements, registration fee filings,
semi-annual and annual reports to
investors, proxy statements and tax
returns; preparation of agendas and
supporting documents for and minutes of
meeting of Trustees, committees of
Trustees and investors; and maintaining
books and records of the Portfolio.
-------------------------------------------------------------------------------------

Subadvisers.  The Adviser shall, at its    Subadvisers.  Subject to the Board's
expense, [identify and monitor an          approval, the Adviser or any Fund may
appropriate investment portfolio to        enter into contracts with one or more
invest all current and future investable   investment subadvisers, including without
assets in, or] employ sub-advisors or      limitation, affiliates of the Adviser, in
associate with itself such entities as it  which the Adviser delegates to such
believes appropriate to assist it in       investment subadvisers any or all its
performing its obligations under this      duties specified hereunder, on such terms
Agreement.(2)                              as the Adviser will determine to be
                                           necessary, desirable or appropriate,
                                           provided that in each case the Adviser
                                           shall supervise the activities of each
                                           such subadviser and further provided that
                                           such contracts impose on any investment
                                           subadviser bound thereby all the
                                           conditions to which the Adviser is
                                           subject hereunder and that such contracts
                                           are entered into in accordance with and
                                           meet all applicable requirements of the
                                           Investment Company Act of 1940.
-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Activities of Adviser.  Except to the      Activities of Adviser.  Nothing in this
extent necessary to perform the Adviser's  Agreement shall limit or restrict the obligations under this Agreement, nothing  right of any director, officer, or
herein shall be deemed to limit or         employee of the Adviser who may also be a
restrict the right of the Adviser, or any  Trustee, officer or employee of the Trust affiliate of the Adviser, or any employee  or a Fund, to engage in any other
of the Adviser, to engage in any other     business or to devote his or her time and
business or devote time and attention to   attention in part to the management or
the management or other aspects of any     other aspects of any other business,
other business, whether of a similar or    whether of a similar nature or a
dissimilar nature, or to render services   dissimilar nature, nor to limit or
of any kind to any other trust,            restrict the right of the Adviser to
corporation, firm, individual or           engage in any other business or to render
association.                               services of any kind, including
                                           investment advisory and management
The investment management services of the  services, to any other fund, firm,
Adviser to the Portfolio under this        individual or association.
Agreement are not to be deemed exclusive
as to the Adviser and the Adviser will be  If the purchase or sale of securities for
free to render similar services to         a Fund and one or more other accounts of
others.                                    the Adviser is considered at or about the
                                           same time, transactions in such
On occasions when the Adviser deems the    securities will be allocated among the
purchase or sale of a security to be in    accounts in a manner deemed equitable by
the best interest of the Portfolio as      the Adviser. Such transactions may be
well as other customers, the Adviser, to   combined, in accordance with applicable
the extent permitted by applicable law,    laws and regulations, and consistent with
may aggregate the securities to be so      the Adviser's policies and procedures as
sold or purchased in order to obtain the   presented to the Board from time to time.
best execution or lower brokerage
commissions, if any. The Adviser may also
on occasion purchase or sell a particular
security for one or more customers in
different amounts.  On either occasion,
and to the extent permitted by applicable
law and regulations, allocation of the
securities so purchased or sold, as well
as the expenses incurred in the
transaction, will be made by the Adviser
in the manner it considers to be the most
equitable and consistent with its
fiduciary obligations to the Portfolio
and to such other customers.
-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Expenses.  The Portfolio shall be          Expenses.  Each Fund shall pay (i) fees
responsible for all of its expenses and    payable to the Adviser pursuant to this
liabilities, including, but not limited    Agreement; (ii) the cost (including
to: compensation and out-of-pocket         brokerage commissions, if any) incurred
expenses of Trustees not affiliated with   in connection with purchases and sales of
any subadvisor or the Adviser;             the Fund's portfolio securities; (iii)
governmental fees; interest charges;       expenses of organizing the Fund; (iv)
taxes; membership dues; fees and expenses  filing fees and expenses relating to of independent auditors, of legal counsel  registering and qualifying and and of any transfer agent, administrator,  maintaining the registration and
distributor, shareholder servicing         qualification of the Fund's shares for
agents, registrar or dividend disbursing   sale under federal and state securities
agent of the Portfolio; expenses of        laws; (v) its allocable share of the
distributing and redeeming shares and      compensation, fees and reimbursements
servicing shareholder accounts; expenses   paid to the Trust's non-interested
of preparing, printing and mailing         Trustees; (vi) custodian and transfer
prospectuses, shareholder reports,         agent fees; (vii) legal and accounting
notices, proxy statements and reports to   expenses allocable to the Fund, including
governmental officers and commissions and  costs for local representation in the
to shareholders of the Portfolio;          Trust's jurisdiction of organization and
expenses connected with the execution,     fees and expenses of special counsel, if
recording and settlement of Portfolio      any, for the independent Trustees; (viii)
security transactions; insurance           all federal, state and local tax
premiums; fees and expenses of the         (including stamp, excise, income and
custodian for all services to the          franchise taxes) and the preparation and
Portfolio, including safekeeping of funds  filing of all returns and reports in
and securities and maintaining required    connection therewith; (ix) cost of
books and accounts; expenses of            certificates, if any, and delivery to
calculating the net asset value of shares  purchasers; (x) expenses of preparing and of the Portfolio; expenses of shareholder  filing reports with federal and state
meetings; expenses of litigation and       regulatory authorities; (xi) expenses of
other extraordinary or non-recurring       shareholders' meetings and of preparing,
events and expenses relating to the        printing and distributing proxy
issuance, registration and qualification   statements (unless otherwise agreed to by
of shares of the Portfolio.                the Trust and the Adviser); (xii) costs
                                           of any liability, uncollectible items of
The Adviser shall, at its expense,         deposit and other insurance or fidelity
provide all services, equipment and        bonds; (xiii) any costs, expenses or
facilities necessary to perform its        losses arising out of any liability of or
obligations under this Agreement.          claim for damage or other relief asserted
                                           against the Trust for violation of any
                                           law; (xiv) expenses of preparing,
                                           typesetting and printing prospectuses and
                                           supplements thereto for existing
                                           shareholders and of reports and
                                           statements to shareholders; (xv) fees and
                                           expenses in connection with membership in
                                           investment company organizations and 12b-
                                           1 fees; and (xvi) any extraordinary
                                           expenses incurred by the Trust on behalf
                                           of the Fund.

                                           The Adviser shall pay all expenses
                                           incurred by it in the performance of its
                                           duties under this Agreement. The Adviser
                                           shall authorize and permit any of its
                                           directors, officers and employees, who
                                           may be elected as Trustees or officers of
                                           the Trust, to serve in the capacities in
                                           which they are elected, and shall pay all
                                           compensation, fees and expenses of such
                                           Trustees and officers.
-------------------------------------------------------------------------------------

Obligation to Provide Information.  The    Obligation to Provide Information.  The
Adviser also shall provide to the          Trust shall at all times keep the Adviser
Portfolio administrative assistance in     fully informed with regard to the
connection with the operation of the       securities owned by each Fund, the Fund's
Portfolio, which shall include compliance  funds available, or to become available,
with all reasonable requests of the        for investment, and generally as to the
Portfolio for information, including       condition of the Fund's affairs. The
information required in connection with    Trust shall furnish the Adviser with such
the Portfolio's filings with the SEC and   other documents and information with
state securities commissions.              regard to each Fund's affairs as the
                                           Adviser may from time to time reasonably
The Adviser shall furnish to the Board of  request.
Trustees periodic reports on the
investment performance of the Portfolio    The Adviser shall at all times keep the
and on the performance of its obligations  Trust fully informed with regard to each
under this Agreement and shall supply      Fund's investment performance and
such additional reports and information    investment mandate compliance, and
as the Portfolio's officers or Board of    generally as to the condition of its
Trustees shall reasonably request.         affairs. The Adviser shall furnish the
                                           Trust with such other documents and
                                           information with regard to each Fund's
                                           affairs as the Trust may from time to
                                           time reasonably request.
-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Fees.  In consideration of the services    Fees.  As compensation for the services
to be rendered by the Adviser under this   performed by the Adviser, each Fund shall
Agreement, the Portfolio shall pay the     pay the Adviser, as promptly as possible
Adviser a fee accrued daily and paid       after the last day of each month, a fee,
monthly at an annual rate equal to         computed daily at an annual rate set
[     ]% of the Portfolio's average daily  forth opposite the Fund's name on
net assets [for the Fund's then-current    Schedule A annexed hereto. The first
fiscal year minus the aggregate            payment of the fee shall be made as
investment management fees allocated to    promptly as possible at the end of the
the Fund for the Fund's then-current       month succeeding the effective date of
fiscal year from any Core Portfolios in    this Agreement, and shall constitute a
which it invests. If the Adviser provides  full payment of the fee due the Adviser
services hereunder for less than the       for all services prior to that date. If
whole of any period specified in this      this Agreement is terminated as of any
section, the compensation to the Adviser   date not the last day of a month, such
shall be accordingly adjusted and          fee shall be paid as promptly as possible
prorated].(3)                              after such date of termination, shall be
                                           based on the average daily net assets of
[If the fees payable to the Adviser        the Fund in that period from the
pursuant to this paragraph begin to        beginning of such month to such date of
accrue before the end of any month or if   termination, and shall be that proportion
this Agreement terminates before the end   of such average daily net assets as the
of any month, the fees for the period      number of business days in such period
from that date to the end of that month    bears to the number of business days in
or from the beginning of that month to     such month. The average daily net assets
the date of termination, as the case may   of the Fund shall in all cases be based
be, shall be prorated according to the     only on business days and be computed as
proportion which the period bears to the   of the time of the regular close of
full month in which the effectiveness or   business of the New York Stock Exchange,
termination occurs. For purposes of        or such other time as stated in the
calculating the monthly fees, the value    Fund's then-current Prospectus or as may
of the net assets of the Portfolio shall   be determined by the Board.
be computed in the manner specified in
its Regulation Statement on Form N-1A for
the computation of net asset value. For
purposes of this Agreement, a "business
day" is any day the New York Stock
Exchange is open for trading.](4)
-------------------------------------------------------------------------------------

Term.  This Agreement shall be effective   Term.  This Agreement shall continue in
as to the Portfolio as of the date the     effect with respect to each Fund, unless
Portfolio commences investment operations  sooner terminated in accordance with its
after this Agreement shall have been       terms, for two years from its effective
approved by the Board of Trustees of the   date, and shall continue in effect from
Portfolio and the investor(s) in the       year to year thereafter, provided such
Portfolio in the manner contemplated by    continuance is specifically approved at
Section 15 of the Investment Company Act   least annually by the vote of a majority
of 1940 and, unless sooner terminated as   of the Trustees who are not parties
provided herein, shall continue until the  hereto or interested persons of any such
second anniversary of the date hereof.     party, cast in person at a meeting called
                                           for the purpose of voting on the approval
Thereafter, if not terminated, this        of the terms of such renewal, and by
Agreement shall continue in effect as to   either the Board or the affirmative vote
the Portfolio for successive periods of    of a majority of outstanding voting
12 months each, provided such continuance  securities of that Fund.
is specifically approved at least
annually by the vote of a majority of
those members of the Board of Trustees of
the Portfolio who are not parties to this
Agreement or interested persons of any
such party, cast in person at a meeting
called for the purpose of voting on such
approval; and either (a) by the vote of a
majority of the full Board of Trustees or
(b) by vote of a majority of the
outstanding voting securities of the
Portfolio.
-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Termination and Amendments.  This          Termination and Amendments.  This
Agreement may be terminated by the         Agreement may be terminated with respect
Portfolio at any time, without the         to any Fund at any time, without penalty,
payment of any penalty, by the Board of    by the Board or by the shareholders of
Trustees of the Portfolio or by vote of a  the Fund acting by vote of at least a
majority of the outstanding voting         majority of its outstanding voting
securities of the Portfolio on 60 days'    securities, provided in either case that
written notice to the Adviser, or by the   60 days' written notice of termination be
Adviser as to the Portfolio at any time,   given to the Adviser at its principal
without payment of any penalty, on 90      place of business. This Agreement may be
days' written notice to the Portfolio.     terminated with respect to any Fund by
This Agreement will immediately terminate  the Adviser at any time by giving 60
in the event of its assignment. (As used   days' written notice of termination to
in this Agreement, the terms "majority of  the Trust, addressed to its principal
the outstanding voting securities",        place of business. This Agreement may be
"interested person" and "assignment"       terminated with respect to any Fund upon
shall have the same meanings as such       the mutual written consent of the Adviser
terms have in the Investment Company Act   and the Trust. This Agreement shall
of 1940 and the rule and regulatory        terminate automatically in the event of
constructions thereunder.)                 its assignment by the Adviser and shall
                                           not be assignable by the Trust without
No provision of this Agreement may be      the consent of the Adviser. For the
changed, waived, discharged or terminated  avoidance of doubt, it is understood that
orally, but only by an instrument in       this Agreement may be amended, terminated
writing signed by the party against which  or not renewed as to one or more Funds
enforcement of the change, waiver,         without affecting the other Funds
discharge, or termination is sought and    hereunder.
no material amendment of this Agreement
shall be effective until approved by vote  No provision of this Agreement may be
of the holders of a majority of the        changed, waived, discharged or terminated
outstanding voting securities of the       orally with respect to a Fund, but only
Portfolio.                                 by an instrument in writing signed by the
                                           party against which enforcement of the
                                           change, waiver, discharge or termination
                                           is sought. No material amendment of the
                                           Agreement shall be effective with respect
                                           to a Fund until approved, if so required
                                           by the Investment Company Act of 1940, by
                                           vote of the holders of a majority
                                           outstanding voting securities of that
                                           Fund. Schedule A hereto may be amended at
                                           any time to add additional series of the
                                           Trust as agreed by the Trust and the
                                           Adviser.
-------------------------------------------------------------------------------------

Limitation of Liability of the             Limitation of Liability of the
Adviser.  The Adviser shall give the       Adviser.  The Adviser may rely on
Portfolio the benefit of the Adviser's     information reasonably believed by it to
best judgment and efforts in rendering     be accurate and reliable. The Adviser
services under this Agreement. As an       assumes no responsibility under this
inducement to the Adviser's undertaking    Agreement other than to render the
to render these services, the Portfolio    services called for hereunder, in good
agrees that the Adviser shall not be       faith, and shall not be liable for any
liable under this Agreement for any        error of judgment or mistake of law, or
mistake in judgment or in any other event  for any loss arising out of any
whatsoever provided that nothing in this   investment or for any act or omission in
Agreement shall be deemed to protect or    the execution of securities transactions
purport to protect the Adviser against     for any Fund, provided that nothing in
any liability to the Portfolio or its      this Agreement shall protect the Adviser
investors to which the Adviser would       against any liability to the Fund to
otherwise be subject by reason of willful  which the Adviser would otherwise be
misfeasance, bad faith or gross            subject by reason of willful misfeasance,
negligence in the performance of the       bad faith, or gross negligence in the
Adviser's duties under this Agreement or   performance of its duties or by reason of
by reason of the Adviser's reckless        its reckless disregard of its obligations
disregard of its obligations and duties    and duties hereunder. As used in this
hereunder.                                 Section, the term "the Adviser" shall
                                           include any affiliates of the Adviser
                                           performing services for the Trust or the
                                           Fund contemplated hereby and the
                                           partners, shareholders, directors,
                                           officers and employees of the Adviser and
                                           such affiliates.





--------
(1) Bracketed language appears only in the advisory agreements relating to the Diversified Institutional Stock Index Fund and the Diversified Investors Stock Index Fund.

(2) Bracketed language appears only in the advisory agreements relating to the Diversified Institutional Stock Index Fund and the Diversified Investors Stock Index Fund.

(3) Bracketed language appears only in the advisory agreements relating to the Diversified Institutional Stock Index Fund and the Diversified Investors Stock Index Fund.

(4) Bracketed language does not appear in the advisory agreements relating to the Diversified Institutional Stock Index Fund and the Diversified Investors Stock Index Fund.

                                     CHART 2



Institutional Short Horizon Strategic      Institutional Long Horizon Strategic
Allocation Fund                            Allocation Fund

Institutional Short/Intermediate Horizon   Short Horizon Strategic Allocation Fund
Strategic Allocation Fund
                                           Short/Intermediate Horizon Strategic
Institutional Intermediate Horizon         Allocation Fund
Strategic Allocation Fund
                                           Intermediate Horizon Strategic Allocation
Institutional Intermediate/Long Horizon    Fund
Strategic Allocation Fund
                                           Intermediate/Long Horizon Strategic
                                           Allocation Fund

                                           Long Horizon Strategic Allocation Fund




        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------


Investment Advisory Services.  Subject to  Investment Advisory Services.  Subject to
the general supervision of the Board of    the supervision of the Trust's Board of
Trustees of the Trust, the Adviser shall   Trustees, the Adviser shall regularly
provide each Fund with discretionary       provide the Fund with investment
investment services. Specifically, the     research, advice, management and
Adviser is responsible for supervising     supervision and shall furnish a
and directing the investments of each      continuous investment program for the
Fund in accordance with each Fund's        Fund's portfolio of securities and other
investment objectives, program, and        investments consistent with the Fund's
restrictions as provided in the Funds'     investment objectives, policies and
then current Prospectus and the SAI. The   restrictions, as stated in the Fund's
Adviser is also responsible for effecting  current Prospectus and SAI.
all security transactions on behalf of

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------

each Fund. The Funds will invest their     The Adviser shall determine from time to
assets in the shares of the Underlying     time what securities and other
Funds, and such investment will be made    investments and instruments will be
without the payment of any commission or   purchased, retained, sold or exchanged by
other sales charges.                       the Fund and what portion of the assets
                                           of the Fund's portfolio will be held in
As adviser of the assets of the Funds,     the various securities and other
the Adviser shall make investments for     investments in which the Fund invests,
the account of the Fund in accordance      and shall implement those decisions
with the Adviser 's best judgment and      (including the execution of investment
within the Funds' investment objectives,   documentation and agreements), all
guidelines, and restrictions, the          subject to the provisions of the Trust's
Investment Company Act of 1940 and the     Declaration of Trust and By-Laws, the
provisions of the Internal Revenue Code    Investment Company Act of 1940 and the
of 1986 relating to regulated investment   applicable rules and regulations
companies subject to policy decisions      promulgated thereunder by the SEC and
adopted by the Board.                      interpretive guidance issued thereunder
                                           by the SEC staff and any other applicable
The Adviser shall have no discretion with  federal and state law, as well as the respect to the exercise of voting rights;  investment objectives, policies and
and, whenever an Underlying Fund shall     restrictions of the Fund referred to
hold a meeting of shareholders and         above, and any other specific policies
request the Fund to vote on a matter, the  adopted by the Board and disclosed to the
Fund will cast all of its votes in the     Adviser.
same proportion as the votes of the other
shareholders.  The Adviser shall give the  The Adviser is authorized as the agent of
Funds the benefit of the Adviser's best    the Trust to give instructions to the
judgment and efforts in rendering          custodian of the Fund as to deliveries of
services under this Agreement.             securities and other investments and
                                           payments of cash for the account of the
                                           Fund. Subject to applicable provisions of
                                           the Investment Company Act of 1940 and
                                           direction from the Board, the investment
                                           program to be provided hereunder may
                                           entail the investment of all or
                                           substantially all of the assets of the
                                           Fund in one or more investment companies.

                                           The Adviser shall, at the request of the
                                           Board, exercise voting rights, rights to
                                           consent to corporate action and any other
                                           rights pertaining to each Fund's
                                           portfolio securities.

-------------------------------------------------------------------------------------
Brokerage Transactions.  The Funds will    Brokerage Transactions.  The Adviser will
invest their assets in the shares of the   place orders pursuant to its investment
Underlying Funds, and such investment      determinations for the Fund either
will be made without the payment of any    directly with the issuer or with any
commission or other sales charges.         broker or dealer, foreign currency
                                           dealer, futures commission merchant or
                                           others selected by it.

                                           In connection with the selection of such
                                           brokers or dealers and the placing of
                                           such orders, subject to applicable law,
                                           brokers or dealers may be selected who
                                           also provide brokerage and research
                                           services (as those terms are defined in
                                           Section 28(e) of the Securities Exchange
                                           Act of 1934 to the Fund and/or the other
                                           accounts over which the Adviser or its
                                           affiliates exercise investment
                                           discretion.

                                           The Adviser is authorized to pay a broker
                                           or dealer who provides such brokerage and
                                           research services a commission for
                                           executing a portfolio transaction for the
                                           Fund which is in excess of the amount of
                                           commission another broker or dealer would
                                           have charged for effecting that
                                           transaction if the Adviser determines in
                                           good faith that such amount of commission
                                           is reasonable in relation to the value of
                                           the brokerage and research services
                                           provided by such broker or dealer. This
                                           determination may be viewed in terms of
                                           either that particular transaction or the
                                           overall responsibilities which the
                                           Adviser and its affiliates have with
                                           respect to accounts over which they
                                           exercise investment discretion. The Board
                                           may adopt policies and procedures that
                                           modify and restrict the Adviser's
                                           authority regarding the execution of the
                                           Fund's portfolio transactions provided
                                           herein.
-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Transactions with Affiliates.  Not         Transactions with Affiliates.  The Fund
specifically addressed in this agreement.  hereby authorizes any entity or person associated with the Adviser which is a
                                           member of a national securities exchange
                                           to effect any transaction on the exchange
                                           for the account of the Fund which is
                                           permitted by Section 11(a) of the
                                           Securities Exchange Act of 1934 and Rule
                                           11a2-2(T) thereunder, and the Fund hereby
                                           consents to the retention of compensation
                                           for such transactions in accordance with
                                           Rule 11a2-2(T)(a)(2)(iv).

                                           Notwithstanding the foregoing, the
                                           Adviser agrees that it will not deal with
                                           itself, or with Trustees of the Trust or
                                           any principal underwriter of the Fund, as
                                           principals or agents in making purchases
                                           or sales of securities or other property
                                           for the account of the Fund, nor will it
                                           purchase any securities from an
                                           underwriting or selling group in which
                                           the Adviser or its affiliates is
                                           participating, or arrange for purchases
                                           and sales of securities between the Fund
                                           and another account advised by the
                                           Adviser or its affiliates, except in each
                                           case as permitted by the Investment
                                           Company Act of 1940 and in accordance
                                           with such policies and procedures as may
                                           be adopted by the Fund from time to time,
                                           and will comply with all other provisions
                                           of the Governing Documents and the Fund's
                                           then-current Prospectus and SAI relative
                                           to the Adviser and its directors and
                                           officers.
-------------------------------------------------------------------------------------

Management Services.  The Adviser shall    Management Services.  The Adviser shall
at its expense provide each Fund with all  furnish or make available to each Fund services, equipment and facilities as may  the services of executive and management
be required to perform its obligations     personnel to supervise the performance of
under this Agreement including, but not    administrative, record-keeping,
limited to:  providing each Fund with      shareholder relations, regulatory
certain corporate administrative           reporting and compliance services, the
services, including: maintaining trust     services of the Fund's custodian and
records, and registering and qualifying    transfer agent, and other functions of
each Fund's shares under federal and       the Fund. The Adviser shall also assist
state laws; monitoring the financial,      in the preparation of reports to
accounting, and administrative functions   shareholders of each Fund as requested by
of each Fund; maintaining liaison with     the Trust. In accordance with the
the agents employed by each Fund such as   foregoing, the Adviser shall, at the
the custodian; assisting each Fund in the  request of the Board, provide advice and
coordination of such agents' activities;   recommendations with respect to other
and permitting the Adviser's employees to  aspects of the business and affairs of
serve as officers, directors, and          the Fund.
committee members of each Fund without
cost to the Fund; providing office space,
equipment and clerical personnel
necessary for maintaining the
organization of the Funds and for
performing administrative and management
functions; supervising the overall
administration of the Funds, including
negotiation of contracts and fees with
and the monitoring of performance and
billings of the Funds' transfer agent,
custodian and other independent
contractors or agents; preparing and, if
applicable, filing all documents required
for compliance by the Funds with
applicable laws and regulations,
including registration statements,
registration fee filings, semi-annual and
annual reports to investors, proxy
statements and tax returns; preparation
of agendas and  supporting documents for
and minutes of meeting of Trustees,
committees of Trustees and investors; and
maintaining books and records of the
Funds.
-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Subadvisers.  Not specifically addressed   Subadvisers.  Subject to the Board's
in this agreement.                         approval, the Adviser or any Fund may
                                           enter into contracts with one or more
                                           investment subadvisers, including without
                                           limitation, affiliates of the Adviser, in
                                           which the Adviser delegates to such
                                           investment subadvisers any or all its
                                           duties specified hereunder, on such terms
                                           as the Adviser will determine to be
                                           necessary, desirable or appropriate,
                                           provided that in each case the Adviser
                                           shall supervise the activities of each
                                           such subadviser and further provided that
                                           such contracts impose on any investment
                                           subadviser bound thereby all the
                                           conditions to which the Adviser is
                                           subject hereunder and that such contracts
                                           are entered into in accordance with and
                                           meet all applicable requirements of the
                                           Investment Company Act of 1940.
-------------------------------------------------------------------------------------

Activities of Adviser.  Except to the      Activities of Adviser.  Nothing in this
extent necessary to perform the Adviser's  Agreement shall limit or restrict the obligations under this Agreement, nothing  right of any director, officer, or
herein shall be deemed to limit or         employee of the Adviser who may also be a
restrict the right of the Adviser, or any  Trustee, officer or employee of the Trust affiliate of the Adviser, or any employee  or a Fund, to engage in any other
of the Adviser, to engage in any other     business or to devote his or her time and
business or devote time and attention to   attention in part to the management or
the management or other aspects of any     other aspects of any other business,
other business, whether of a similar or    whether of a similar nature or a
dissimilar nature, or to render services   dissimilar nature, nor to limit or
of any kind to any other trust,            restrict the right of the Adviser to
corporation, firm, individual or           engage in any other business or to render
association.                               services of any kind, including
                                           investment advisory and management
The investment management services of the  services, to any other fund, firm,
Adviser to the Funds under this Agreement  individual or association.
are not to be deemed exclusive as to the
Adviser and the Adviser will be free to    If the purchase or sale of securities for
render similar services to others.         a Fund and one or more other accounts of
                                           the Adviser is considered at or about the
                                           same time, transactions in such
                                           securities will be allocated among the
                                           accounts in a manner deemed equitable by
                                           the Adviser. Such transactions may be
                                           combined, in accordance with applicable
                                           laws and regulations, and consistent with
                                           the Adviser's policies and procedures as
                                           presented to the Board from time to time.
-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Expenses.  The Adviser shall pay all       Expenses.  Each Fund shall pay (i) fees
operating expenses of the Fund             payable to the Adviser pursuant to this
(including, without limitation, fees and   Agreement; (ii) the cost (including
expenses of independent trustees, audit    brokerage commissions, if any) incurred
fees and legal fees) and take all other    in connection with purchases and sales of
necessary actions to assure that the fee   the Fund's portfolio securities; (iii)
payable to the Adviser shall be the only   expenses of organizing the Fund; (iv)
direct expense payable by the Funds.       filing fees and expenses relating to
                                           registering and qualifying and
The Adviser agrees to bear all expenses    maintaining the registration and
of the Funds other than the [     ]%       qualification of the Fund's shares for
advisory fee.                              sale under federal and state securities
                                           laws; (v) its allocable share of the
                                           compensation, fees and reimbursements
                                           paid to the Trust's non-interested
                                           Trustees; (vi) custodian and transfer
                                           agent fees; (vii) legal and accounting
                                           expenses allocable to the Fund, including
                                           costs for local representation in the
                                           Trust's jurisdiction of organization and
                                           fees and expenses of special counsel, if
                                           any, for the independent Trustees; (viii)
                                           all federal, state and local tax
                                           (including stamp, excise, income and
                                           franchise taxes) and the preparation and
                                           filing of all returns and reports in
                                           connection therewith; (ix) cost of
                                           certificates, if any, and delivery to
                                           purchasers; (x) expenses of preparing and
                                           filing reports with federal and state
                                           regulatory authorities; (xi) expenses of
                                           shareholders' meetings and of preparing,
                                           printing and distributing proxy
                                           statements (unless otherwise agreed to by
                                           the Trust and the Adviser); (xii) costs
                                           of any liability, uncollectible items of
                                           deposit and other insurance or fidelity
                                           bonds; (xiii) any costs, expenses or
                                           losses arising out of any liability of or
                                           claim for damage or other relief asserted
                                           against the Trust for violation of any
                                           law; (xiv) expenses of preparing,
                                           typesetting and printing prospectuses and
                                           supplements thereto for existing
                                           shareholders and of reports and
                                           statements to shareholders; (xv) fees and
                                           expenses in connection with membership in
                                           investment company organizations and 12b-
                                           1 fees; and (xvi) any extraordinary
                                           expenses incurred by the Trust on behalf
                                           of the Fund.

                                           The Adviser shall pay all expenses
                                           incurred by it in the performance of its
                                           duties under this Agreement. The Adviser
                                           shall authorize and permit any of its
                                           directors, officers and employees, who
                                           may be elected as Trustees or officers of
                                           the Trust, to serve in the capacities in
                                           which they are elected, and shall pay all
                                           compensation, fees and expenses of such
                                           Trustees and officers.

-------------------------------------------------------------------------------------

Obligation to Provide Information.  The    Obligation to Provide Information.  The
Adviser shall furnish to the Board of      Trust shall at all times keep the Adviser
Trustees periodic reports on the           fully informed with regard to the
investment performance of the Funds and    securities owned by each Fund, the Fund's
on the performance of its obligations      funds available, or to become available,
under this Agreement and shall supply      for investment, and generally as to the
such additional reports and information    condition of the Fund's affairs. The
as the Funds' officers or Board of         Trust shall furnish the Adviser with such
Trustees shall reasonably request.         other documents and information with
                                           regard to each Fund's affairs as the
                                           Adviser may from time to time reasonably
                                           request.

                                           The Adviser shall at all times keep the
                                           Trust fully informed with regard to each
                                           Fund's investment performance and
                                           investment mandate compliance, and
                                           generally as to the condition of its
                                           affairs. The Adviser shall furnish the
                                           Trust with such other documents and
                                           information with regard to each Fund's
                                           affairs as the Trust may from time to
                                           time reasonably request.



        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------


Fees.  In consideration of the services    Fees.  As compensation for the services
to be rendered by the Adviser under this   performed by the Adviser, each Fund shall
Agreement, each Fund shall pay the         pay the Adviser, as promptly as possible
Adviser a fee accrued daily and paid       after the last day of each month, a fee,
monthly at an annual rate equal to         computed daily at an annual rate set
[     ]% of each Fund's average daily net  forth opposite the Fund's name on
assets. If the fees payable to the         Schedule A annexed hereto. The first
Adviser pursuant to this paragraph begin   payment of the fee shall be made as
to accrue before the end of any month,     promptly as possible at the end of the
or, if this Agreement terminates before    month succeeding the effective date of
the end of any month, the fees for the     this Agreement, and shall constitute a
period from that date to the end of that   full payment of the fee due the Adviser
month or from the beginning of that month  for all services prior to that date. If
to the date of termination, as the case    this Agreement is terminated as of any
may be, shall be prorated according to     date not the last day of a month, such
the proportion which the period bears to   fee shall be paid as promptly as possible
the full month in which the effectiveness  after such date of termination, shall be
or termination occurs. For purposes of     based on the average daily net assets of
calculating the monthly fees, the value    the Fund in that period from the
of the net assets of each Fund shall be    beginning of such month to such date of
computed in the manner specified in its    termination, and shall be that proportion
Regulation Statement on Form N-1A for the  of such average daily net assets as the
computation of net asset value. For        number of business days in such period
purposes of this Agreement, a "business    bears to the number of business days in
day" is any day the New York Stock         such month. The average daily net assets
Exchange is open for trading.              of the Fund shall in all cases be based
                                           only on business days and be computed as
                                           of the time of the regular close of
                                           business of the New York Stock Exchange,
                                           or such other time as stated in the
                                           Fund's then-current Prospectus or as may
                                           be determined by the Board.
-------------------------------------------------------------------------------------

Term.  This Agreement shall be effective   Term.  This Agreement shall continue in
as to the Funds as of the date the Funds   effect with respect to each Fund, unless
commence investment operations after this  sooner terminated in accordance with its
Agreement shall have been approved by the  terms, for two years from its effective
Board of Trustees of the Trust and the     date, and shall continue in effect from
investor(s) in the Funds in the manner     year to year thereafter, provided such
contemplated by Section 15 of the          continuance is specifically approved at
Investment Company Act of 1940 and,        least annually by the vote of a majority
unless sooner terminated as provided       of the Trustees who are not parties
herein, shall continue until the second    hereto or interested persons of any such
anniversary of the date hereof.            party, cast in person at a meeting called
Thereafter, if not terminated, this        for the purpose of voting on the approval
Agreement shall continue in effect as to   of the terms of such renewal, and by
each Fund for successive periods of 12     either the Board or the affirmative vote
months each, provided such continuance is  of a majority of outstanding voting
specifically approved at least annually    securities of that Fund.
by the vote of a majority of those
members of the Board who are not parties
to this Agreement or interested persons
of any such party, cast in person at a
meeting called for the purpose of voting
on such approval; and either (a) by the
vote of a majority of the full Board or
(b) by vote of a majority of the
outstanding voting securities of the
Funds.

-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Termination and Amendments.  This          Termination and Amendments.  This
Agreement may be terminated by any or all  Agreement may be terminated with respect
of the Funds at any time, without the      to any Fund at any time, without penalty,
payment of any penalty, by the Board or    by the Board or by the shareholders of
by vote of a majority of the outstanding   the Fund acting by vote of at least a
voting securities of the Funds on 60       majority of its outstanding voting
days' written notice to the Adviser, or    securities, provided in either case that
by the Adviser as to any or all of the     60 days' written notice of termination be
Funds at any time, without payment of any  given to the Adviser at its principal
penalty, on 90 days' written notice to     place of business. This Agreement may be
the Funds. This Agreement will             terminated with respect to any Fund by
immediately terminate in the event of its  the Adviser at any time by giving 60
assignment. (As used in this Agreement,    days' written notice of termination to
the terms "majority of the outstanding     the Trust, addressed to its principal
voting securities", "interested person"    place of business. This Agreement may be
and "assignment" shall have the same       terminated with respect to any Fund upon
meanings as such terms have in the         the mutual written consent of the Adviser
Investment Company Act of 1940 and the     and the Trust. This Agreement shall
rule and regulatory constructions          terminate automatically in the event of
thereunder.) This Agreement may be         its assignment by the Adviser and shall
terminated with respect to any Fund and    not be assignable by the Trust without
remain in full force and effect for those  the consent of the Adviser. For the
Funds which were not specifically          avoidance of doubt, it is understood that
terminated.                                this Agreement may be amended, terminated
                                           or not renewed as to one or more Funds
No provision of this Agreement may be      without affecting the other Funds
changed, waived, discharged or terminated  hereunder.
orally, but only by an instrument in
writing signed by the party against which  No provision of this Agreement may be
enforcement of the change, waiver,         changed, waived, discharged or terminated
discharge, or termination is sought and    orally with respect to a Fund, but only
except as otherwise permitted by           by an instrument in writing signed by the
applicable law, no material amendment of   party against which enforcement of the
this Agreement shall be effective until    change, waiver, discharge or termination
approved by vote of the holders of a       is sought. No material amendment of the
majority of the outstanding voting         Agreement shall be effective with respect
securities of the Funds.                   to a Fund until approved, if so required
                                           by the Investment Company Act of 1940, by
                                           vote of the holders of a majority
                                           outstanding voting securities of that
                                           Fund. Schedule A hereto may be amended at
                                           any time to add additional series of the
                                           Trust as agreed by the Trust and the
                                           Adviser.
-------------------------------------------------------------------------------------

Limitation of Liability of the             Limitation of Liability of the
Adviser.  The Funds agree that the         Adviser.  The Adviser may rely on
Adviser shall not be liable under this     information reasonably believed by it to
Agreement for any mistake in judgment or   be accurate and reliable. The Adviser
in any other event whatsoever provided     assumes no responsibility under this
that nothing in this Agreement shall be    Agreement other than to render the
deemed to protect or purport to protect    services called for hereunder, in good
the Adviser against any liability to the   faith, and shall not be liable for any
Funds or its investors to which the        error of judgment or mistake of law, or
Adviser would otherwise be subject by      for any loss arising out of any
reason of willful misfeasance, bad faith   investment or for any act or omission in
or gross negligence in the performance of  the execution of securities transactions
its advisory duties under this Agreement   for any Fund, provided that nothing in
or by reason of its reckless disregard of  this Agreement shall protect the Adviser
its obligations and duties hereunder.      against any liability to the Fund to
                                           which the Adviser would otherwise be
                                           subject by reason of willful misfeasance,
                                           bad faith, or gross negligence in the
                                           performance of its duties or by reason of
                                           its reckless disregard of its obligations
                                           and duties hereunder. As used in this
                                           Section, the term "the Adviser" shall
                                           include any affiliates of the Adviser
                                           performing services for the Trust or the
                                           Fund contemplated hereby and the
                                           partners, shareholders, directors,
                                           officers and employees of the Adviser and
                                           such affiliates.


                                     CHART 3




Short Horizon Strategic Allocation         Intermediate/Long Horizon Strategic
Variable Fund                              Allocation Variable Fund

Intermediate Horizon Strategic Allocation
Variable Fund




        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------


Investment Advisory Services.  Subject to  Investment Advisory Services.  Subject to
the general supervision of the Board of    the supervision of the Trust's Board of
Directors of AUSA Life and the Managing    Trustees, the Adviser shall regularly
Board of the Funds, the Adviser shall      provide the Fund with investment
provide each Fund with discretionary       research, advice, management and
investment services. Specifically, the     supervision and shall furnish a
Adviser is responsible for supervising     continuous investment program for the
and directing the investments of each      Fund's portfolio of securities and other
Fund in accordance with each Fund's        investments consistent with the Fund's
investment objectives, program, and        investment objectives, policies and
restrictions as provided in the then       restrictions, as stated in the Fund's
current Prospectus and the SAI.  The       current Prospectus and SAI.
Adviser is also responsible for effecting
all security transactions on behalf of     The Adviser shall determine from time to
each Fund. The Funds will invest their     time what securities and other
assets in the shares of the Underlying     investments and instruments will be
Funds, and such investment will be made    purchased, retained, sold or exchanged by
without the payment of any commission or   the Fund and what portion of the assets
other sales charges.                       of the Fund's portfolio will be held in
                                           the various securities and other
As adviser of the assets of the Funds,     investments in which the Fund invests,
the Adviser shall make investments for     and shall implement those decisions
the account of the Fund in accordance      (including the execution of investment
with the Adviser's best judgment and       documentation and agreements), all
within the Funds' investment objectives,   subject to the provisions of the Trust's
guidelines, and restrictions, the          Declaration of Trust and By-Laws, the
Investment Company Act of 1940, New York   Investment Company Act of 1940 and the
Insurance Law and applicable provisions    applicable rules and regulations
of the Internal Revenue Code of 1986       promulgated thereunder by the SEC and
subject to policy decisions adopted by     interpretive guidance issued thereunder
the Managing Board.                        by the SEC staff and any other applicable
                                           federal and state law, as well as the
The Adviser shall have no discretion with  investment objectives, policies and respect to the exercise of voting rights;  restrictions of the Fund referred to
and, whenever an Underlying Fund shall     above, and any other specific policies
hold a meeting of unit holders and         adopted by the Board and disclosed to the
request the Fund to vote on a matter,      Adviser.
AUSA Life will cast all of its votes in
the same proportion as the votes of the    The Adviser is authorized as the agent of
shareholders. The Adviser shall give the   the Trust to give instructions to the
Funds the benefit of the Adviser's best    custodian of the Fund as to deliveries of
judgment and efforts in rendering          securities and other investments and
services under this Agreement.             payments of cash for the account of the
                                           Fund. Subject to applicable provisions of
                                           the Investment Company Act of 1940 and
                                           direction from the Board, the investment
                                           program to be provided hereunder may
                                           entail the investment of all or
                                           substantially all of the assets of the
                                           Fund in one or more investment companies.

                                           The Adviser shall, at the request of the
                                           Board, exercise voting rights, rights to
                                           consent to corporate action and any other
                                           rights pertaining to each Fund's
                                           portfolio securities.

-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Brokerage Transactions.  The Funds will    Brokerage Transactions.  The Adviser will
invest their assets in the shares of the   place orders pursuant to its investment
Underlying Funds, and such investment      determinations for the Fund either
will be made without the payment of any    directly with the issuer or with any
commission or other sales charges.         broker or dealer, foreign currency
                                           dealer, futures commission merchant or
                                           others selected by it.

                                           In connection with the selection of such
                                           brokers or dealers and the placing of
                                           such orders, subject to applicable law,
                                           brokers or dealers may be selected who
                                           also provide brokerage and research
                                           services (as those terms are defined in
                                           Section 28(e) of the Securities Exchange
                                           Act of 1934 to the Fund and/or the other
                                           accounts over which the Adviser or its
                                           affiliates exercise investment
                                           discretion.

                                           The Adviser is authorized to pay a broker
                                           or dealer who provides such brokerage and
                                           research services a commission for
                                           executing a portfolio transaction for the
                                           Fund which is in excess of the amount of
                                           commission another broker or dealer would
                                           have charged for effecting that
                                           transaction if the Adviser determines in
                                           good faith that such amount of commission
                                           is reasonable in relation to the value of
                                           the brokerage and research services
                                           provided by such broker or dealer. This
                                           determination may be viewed in terms of
                                           either that particular transaction or the
                                           overall responsibilities which the
                                           Adviser and its affiliates have with
                                           respect to accounts over which they
                                           exercise investment discretion. The Board
                                           may adopt policies and procedures that
                                           modify and restrict the Adviser's
                                           authority regarding the execution of the
                                           Fund's portfolio transactions provided
                                           herein.

-------------------------------------------------------------------------------------

Transactions with Affiliates.  Not         Transactions with Affiliates.  The Fund
specifically addressed in this agreement.  hereby authorizes any entity or person associated with the Adviser which is a
                                           member of a national securities exchange
                                           to effect any transaction on the exchange
                                           for the account of the Fund which is
                                           permitted by Section 11(a) of the
                                           Securities Exchange Act of 1934 and Rule
                                           11a2-2(T) thereunder, and the Fund hereby
                                           consents to the retention of compensation
                                           for such transactions in accordance with
                                           Rule 11a2-2(T)(a)(2)(iv).

                                           Notwithstanding the foregoing, the
                                           Adviser agrees that it will not deal with
                                           itself, or with Trustees of the Trust or
                                           any principal underwriter of the Fund, as
                                           principals or agents in making purchases
                                           or sales of securities or other property
                                           for the account of the Fund, nor will it
                                           purchase any securities from an
                                           underwriting or selling group in which
                                           the Adviser or its affiliates is
                                           participating, or arrange for purchases
                                           and sales of securities between the Fund
                                           and another account advised by the
                                           Adviser or its affiliates, except in each
                                           case as permitted by the Investment
                                           Company Act of 1940 and in accordance
                                           with such policies and procedures as may
                                           be adopted by the Fund from time to time,
                                           and will comply with all other provisions
                                           of the Governing Documents and the Fund's
                                           then-current Prospectus and SAI relative
                                           to the Adviser and its directors and
                                           officers.

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

Management Services.  The Adviser shall    Management Services.  The Adviser shall
at its expense provide each Fund with all  furnish or make available to each Fund services, equipment and facilities as may  the services of executive and management
be required to perform its obligations     personnel to supervise the performance of
under this Agreement including, but not    administrative, record-keeping,
limited to:  providing each Fund with      shareholder relations, regulatory
certain administrative services,           reporting and compliance services, the
including: maintaining records,            services of the Fund's custodian and
monitoring the financial, accounting, and  transfer agent, and other functions of
administrative functions of each Fund;     the Fund. The Adviser shall also assist
maintaining liaison with the agents        in the preparation of reports to
employed by each Fund such as the          shareholders of each Fund as requested by
custodian; assisting each Fund in the      the Trust. In accordance with the
coordination of such agents' activities;   foregoing, the Adviser shall, at the
providing office space, equipment and      request of the Board, provide advice and
clerical personnel necessary for           recommendations with respect to other
maintaining the organization of the Funds  aspects of the business and affairs of
and for performing administrative and      the Fund.
management functions; supervising the
overall administration of the Funds,
including negotiation of contracts and
fees with and the monitoring of
performance and billings of the Funds'
independent contractors or agents;
preparing and, if applicable, filing all
documents required for compliance by the
Funds with applicable laws and
regulations, including registration
statements, registration fee filings,
semi-annual and annual reports to
investors and proxy statements and tax
returns; preparation of agendas and
supporting documents for and minutes of
meeting of Managing Board, committees and
investors; and maintaining books and
records of the Funds.
-------------------------------------------------------------------------------------

Subadvisers.  Not specifically addressed   Subadvisers.  Subject to the Board's
in this agreement.                         approval, the Adviser or any Fund may
                                           enter into contracts with one or more
                                           investment subadvisers, including without
                                           limitation, affiliates of the Adviser, in
                                           which the Adviser delegates to such
                                           investment subadvisers any or all its
                                           duties specified hereunder, on such terms
                                           as the Adviser will determine to be
                                           necessary, desirable or appropriate,
                                           provided that in each case the Adviser
                                           shall supervise the activities of each
                                           such subadviser and further provided that
                                           such contracts impose on any investment
                                           subadviser bound thereby all the
                                           conditions to which the Adviser is
                                           subject hereunder and that such contracts
                                           are entered into in accordance with and
                                           meet all applicable requirements of the
                                           Investment Company Act of 1940.
-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Activities of Adviser.  Except to the      Activities of Adviser.  Nothing in this
extent necessary to perform the Adviser's  Agreement shall limit or restrict the obligations under this Agreement, nothing  right of any director, officer, or
herein shall be deemed to limit or         employee of the Adviser who may also be a
restrict the right of the Adviser, or any  Trustee, officer or employee of the Trust affiliate of the Adviser, or any employee  or a Fund, to engage in any other
of the Adviser, to engage in any other     business or to devote his or her time and
business or devote time and attention to   attention in part to the management or
the management or other aspects of any     other aspects of any other business,
other business, whether of a similar or    whether of a similar nature or a
dissimilar nature, or to render services   dissimilar nature, nor to limit or
of any kind to any other trust,            restrict the right of the Adviser to
corporation, firm, individual or           engage in any other business or to render
association.                               services of any kind, including
                                           investment advisory and management
The investment management services of the  services, to any other fund, firm,
Adviser to the Funds under this Agreement  individual or association.
are not to be deemed exclusive as to the
Adviser and the Adviser will be free to    If the purchase or sale of securities for
render similar services to others.         a Fund and one or more other accounts of
                                           the Adviser is considered at or about the
                                           same time, transactions in such
                                           securities will be allocated among the
                                           accounts in a manner deemed equitable by
                                           the Adviser. Such transactions may be
                                           combined, in accordance with applicable
                                           laws and regulations, and consistent with
                                           the Adviser's policies and procedures as
                                           presented to the Board from time to time.

-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Expenses.  The Adviser shall at its        Expenses.  Each Fund shall pay (i) fees
expense provide each Fund with all         payable to the Adviser pursuant to this
services, equipment and facilities as may  Agreement; (ii) the cost (including
be required to perform its obligations     brokerage commissions, if any) incurred
under this Agreement.                      in connection with purchases and sales of
                                           the Fund's portfolio securities; (iii)
                                           expenses of organizing the Fund; (iv)
                                           filing fees and expenses relating to
                                           registering and qualifying and
                                           maintaining the registration and
                                           qualification of the Fund's shares for
                                           sale under federal and state securities
                                           laws; (v) its allocable share of the
                                           compensation, fees and reimbursements
                                           paid to the Trust's non-interested
                                           Trustees; (vi) custodian and transfer
                                           agent fees; (vii) legal and accounting
                                           expenses allocable to the Fund, including
                                           costs for local representation in the
                                           Trust's jurisdiction of organization and
                                           fees and expenses of special counsel, if
                                           any, for the independent Trustees; (viii)
                                           all federal, state and local tax
                                           (including stamp, excise, income and
                                           franchise taxes) and the preparation and
                                           filing of all returns and reports in
                                           connection therewith; (ix) cost of
                                           certificates, if any, and delivery to
                                           purchasers; (x) expenses of preparing and
                                           filing reports with federal and state
                                           regulatory authorities; (xi) expenses of
                                           shareholders' meetings and of preparing,
                                           printing and distributing proxy
                                           statements (unless otherwise agreed to by
                                           the Trust and the Adviser); (xii) costs
                                           of any liability, uncollectible items of
                                           deposit and other insurance or fidelity
                                           bonds; (xiii) any costs, expenses or
                                           losses arising out of any liability of or
                                           claim for damage or other relief asserted
                                           against the Trust for violation of any
                                           law; (xiv) expenses of preparing,
                                           typesetting and printing prospectuses and
                                           supplements thereto for existing
                                           shareholders and of reports and
                                           statements to shareholders; (xv) fees and
                                           expenses in connection with membership in
                                           investment company organizations and 12b-
                                           1 fees; and (xvi) any extraordinary
                                           expenses incurred by the Trust on behalf
                                           of the Fund.

                                           The Adviser shall pay all expenses
                                           incurred by it in the performance of its
                                           duties under this Agreement. The Adviser
                                           shall authorize and permit any of its
                                           directors, officers and employees, who
                                           may be elected as Trustees or officers of
                                           the Trust, to serve in the capacities in
                                           which they are elected, and shall pay all
                                           compensation, fees and expenses of such
                                           Trustees and officers.
-------------------------------------------------------------------------------------

Obligation to Provide Information.  The    Obligation to Provide Information.  The
Adviser shall furnish to the Managing      Trust shall at all times keep the Adviser
Board periodic reports on the investment   fully informed with regard to the
performance of the Funds and on the        securities owned by each Fund, the Fund's
performance of its obligations under this  funds available, or to become available,
Agreement and shall supply such            for investment, and generally as to the
additional reports and information as      condition of the Fund's affairs. The
AUSA Life officers or the Managing Board   Trust shall furnish the Adviser with such
shall reasonably request.                  other documents and information with
                                           regard to each Fund's affairs as the
                                           Adviser may from time to time reasonably
                                           request.

                                           The Adviser shall at all times keep the
                                           Trust fully informed with regard to each
                                           Fund's investment performance and
                                           investment mandate compliance, and
                                           generally as to the condition of its
                                           affairs. The Adviser shall furnish the
                                           Trust with such other documents and
                                           information with regard to each Fund's
                                           affairs as the Trust may from time to
                                           time reasonably request.
-------------------------------------------------------------------------------------

Fees.  In consideration of the services    Fees.  As compensation for the services
to be rendered by the Adviser under this   performed by the Adviser, each Fund shall
Agreement, each Fund shall pay the         pay the Adviser, as promptly as possible
Adviser a fee accrued daily and paid       after the last day of each month, a fee,
monthly at an annual rate equal to [   ]%  computed daily at an annual rate set
of each Fund's average daily net assets.   forth opposite the Fund's name on
If the fees payable to the Adviser         Schedule A annexed hereto. The first
pursuant to this paragraph begin to        payment of the fee shall be made as
accrue before the end of any month, or,    promptly as possible at the end of the
if this Agreement terminates before the    month succeeding the effective date of
end of any month, the fees for the period  this Agreement, and shall constitute a
from that date to the end of that month    full payment of the fee due the Adviser
or from the beginning of that month to     for all services prior to that date. If
the date of termination, as the case may   this Agreement is terminated as of any
be, shall be prorated according to the     date not the last day of a month, such
proportion which the period bears to the   fee shall be paid as promptly as possible
full month in which the effectiveness or   after such date of termination, shall be
termination occurs. For purposes of        based on the average daily net assets of
calculating the monthly fees, the value    the Fund in that period from the
of the net assets of each Fund shall be    beginning of such month to such date of
computed in the manner specified in its    termination, and shall be that proportion
Regulation Statement on Form N-3 for the   of such average daily net assets as the
computation of net asset value. For        number of business days in such period
purposes of this Agreement, a "business    bears to the number of business days in
day" is any day the New York Stock         such month. The average daily net assets
Exchange is open for trading.              of the Fund shall in all cases be based
                                           only on business days and be computed as
                                           of the time of the regular close of
                                           business of the New York Stock Exchange,
                                           or such other time as stated in the
                                           Fund's then-current Prospectus or as may
                                           be determined by the Board.
-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Term.  This Agreement shall be effective   Term.  This Agreement shall continue in
as to the Funds as of the date the Funds   effect with respect to each Fund, unless
commence investment operations after this  sooner terminated in accordance with its
Agreement and shall have been approved by  terms, for two years from its effective the Managing Board and the investor(s) in  date, and shall continue in effect from
the Funds in the manner contemplated by    year to year thereafter, provided such
Section 15 of the Investment Company Act   continuance is specifically approved at
of 1940 and, unless sooner terminated as   least annually by the vote of a majority
provided herein, shall continue until the  of the Trustees who are not parties
second anniversary of the date hereof.     hereto or interested persons of any such
Thereafter, if not terminated, this        party, cast in person at a meeting called
Agreement shall continue in effect as to   for the purpose of voting on the approval
each Fund for successive periods of 12     of the terms of such renewal, and by
months each, provided such continuance is  either the Board or the affirmative vote
specifically approved at least annually    of a majority of outstanding voting
by the vote of a majority of those         securities of that Fund.
members of the Managing Board who are not
parties to this Agreement or interested
persons of any such party, cast in person
at a meeting called for the purpose of
voting on such approval; and either (a)
by the vote of a majority of the full
Managing Board or (b) by vote of a
majority of the outstanding voting
securities of the Funds.
-------------------------------------------------------------------------------------

Termination and Amendments.  This          Termination and Amendments.  This
Agreement may be terminated by any or all  Agreement may be terminated with respect
of the Funds at any time, without the      to any Fund at any time, without penalty,
payment of any penalty, by the Managing    by the Board or by the shareholders of
Board or by vote of a majority of the      the Fund acting by vote of at least a
outstanding voting securities of the       majority of its outstanding voting
Funds on 60 days' written notice to the    securities, provided in either case that
Adviser, or by the Adviser as to any or    60 days' written notice of termination be
all of the three Funds at any time,        given to the Adviser at its principal
without payment of any penalty, on 90      place of business. This Agreement may be
days' written notice to the Funds.  This   terminated with respect to any Fund by
Agreement will immediately terminate in    the Adviser at any time by giving 60
the event of its assignment. (As used in   days' written notice of termination to
this Agreement, the terms "majority of     the Trust, addressed to its principal
the outstanding voting securities",        place of business. This Agreement may be
"interested person" and "assignment"       terminated with respect to any Fund upon
shall have the same meanings as such       the mutual written consent of the Adviser
terms have in the Investment Company Act   and the Trust. This Agreement shall
of 1940 and the rule and regulatory        terminate automatically in the event of
constructions thereunder.)  This           its assignment by the Adviser and shall
Agreement may be terminated with respect   not be assignable by the Trust without
to any Fund and remain in full force and   the consent of the Adviser. For the
effect for those Funds which were not      avoidance of doubt, it is understood that
specifically terminated.                   this Agreement may be amended, terminated
                                           or not renewed as to one or more Funds
No provision of this Agreement may be      without affecting the other Funds
changed, waived, discharged or terminated  hereunder.
orally, but only by an instrument in
writing signed by the party against which  No provision of this Agreement may be
enforcement of the change, waiver,         changed, waived, discharged or terminated
discharge, or termination is sought and    orally with respect to a Fund, but only
no material amendment of this Agreement    by an instrument in writing signed by the
shall be effective until approved by vote  party against which enforcement of the
of the holders of a majority of the        change, waiver, discharge or termination
outstanding voting securities of the       is sought. No material amendment of the
Funds.                                     Agreement shall be effective with respect
                                           to a Fund until approved, if so required
                                           by the Investment Company Act of 1940, by
                                           vote of the holders of a majority
                                           outstanding voting securities of that
                                           Fund. Schedule A hereto may be amended at
                                           any time to add additional series of the
                                           Trust as agreed by the Trust and the
                                           Adviser.
-------------------------------------------------------------------------------------

        CURRENT ADVISORY AGREEMENT                   NEW ADVISORY AGREEMENT
-------------------------------------------------------------------------------------



Limitation of Liability of the             Limitation of Liability of the
Adviser.  AUSA Life agrees that the        Adviser.  The Adviser may rely on
Adviser shall not be liable under this     information reasonably believed by it to
Agreement for any mistake in judgment or   be accurate and reliable. The Adviser
in any other event whatsoever provided     assumes no responsibility under this
that nothing in this Agreement shall be    Agreement other than to render the
deemed to protect or purport to protect    services called for hereunder, in good
the Adviser against any liability to the   faith, and shall not be liable for any
Funds or its investors to which the        error of judgment or mistake of law, or
Adviser would otherwise be subject by      for any loss arising out of any
reason of willful misfeasance, bad faith   investment or for any act or omission in
or gross negligence in the performance of  the execution of securities transactions
its advisory duties under this Agreement   for any Fund, provided that nothing in
or by reason of its reckless disregard of  this Agreement shall protect the Adviser
its obligations and duties hereunder.      against any liability to the Fund to
                                           which the Adviser would otherwise be
                                           subject by reason of willful misfeasance,
                                           bad faith, or gross negligence in the
                                           performance of its duties or by reason of
                                           its reckless disregard of its obligations
                                           and duties hereunder. As used in this
                                           Section, the term "the Adviser" shall
                                           include any affiliates of the Adviser
                                           performing services for the Trust or the
                                           Fund contemplated hereby and the
                                           partners, shareholders, directors,
                                           officers and employees of the Adviser and
                                           such affiliates.


                                                                      APPENDIX E

                      FORM OF INVESTMENT ADVISORY AGREEMENT
                        TRANSAMERICA FUND ADVISORS, INC.

     This Agreement, entered into as of [          ], 2007 between [Name of
Trust], a [Form of Organization] (referred to herein as the "'Trust") and Transamerica Fund Advisors, Inc., a Florida corporation (referred to herein as "'TFAI"), to provide certain management and advisory services to each series of the Trust listed on Schedule A hereto (each, a "'Fund").

     The Trust is registered as an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "'1940 Act"), and consists of more than one series, including the Funds. In managing each of the Funds, as well as in the conduct of certain of its affairs, the Trust wishes to have the benefit of the investment advisory services of TFAI and its assistance in performing certain management functions. TFAI desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

          1. Appointment. The Trust hereby appoints TFAI as each Fund's investment adviser for the period and on the terms set forth in this Agreement. TFAI accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

          2. Investment Advisory Services. In its capacity as investment adviser to each Fund, TFAI shall have the following responsibilities:

               (a) Subject to the supervision of the Trust's Board of Trustees (the "'Board"), TFAI shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund's portfolio of securities and other investments consistent with the Fund's investment objectives, policies and restrictions, as stated in the Fund's current Prospectus and Statement of Additional Information. TFAI shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund's portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust's Declaration of Trust and By-Laws (collectively, the "'Governing Documents"), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the "'SEC") and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to TFAI. TFAI is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

               (b) TFAI will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "'Exchange Act")) to the Fund and/or the other accounts over which TFAI or its affiliates exercise investment discretion. TFAI is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TFAI determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which TFAI and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict TFAI's authority regarding the execution of the Fund's portfolio transactions provided herein.

               (c) The Fund hereby authorizes any entity or person associated with TFAI which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, TFAI agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which TFAI or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by TFAI or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund's then-current Prospectus and Statement of Additional Information relative to TFAI and its directors and officers.

               (d) TFAI shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to each Fund's portfolio securities.

          3. Management Services. TFAI shall furnish or make available to each Fund the services of executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, the services of the Fund's custodian and transfer agent, and other functions of the Fund. TFAI shall also assist in the preparation of reports to shareholders of each Fund as requested by the Trust. In accordance with the foregoing, TFAI shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.

          4. Subadvisers. Subject to the Board's approval, TFAI or any Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of TFAI, in which TFAI delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as TFAI will determine to be necessary, desirable or appropriate, provided that in each case TFAI shall supervise the activities of each such subadviser and further provided that such contracts impose on any investment subadviser bound thereby all the conditions to which TFAI is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

          5. Activities of TFAI. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of TFAI who may also be a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of TFAI to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for a Fund and one or more other accounts of TFAI is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by TFAI. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with TFAI's policies and procedures as presented to the Board from time to time.

          6. Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TFAI incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:

               (a) Each Fund shall pay (i) fees payable to TFAI pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund's portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund's shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust's non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust's jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders' meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TFAI); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

               (b) TFAI shall pay all expenses incurred by it in the performance of its duties under this Agreement. TFAI shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

          7. Obligation to Provide Information. Each party's obligation to provide information shall be as follows:

               (a) The Trust shall at all times keep TFAI fully informed with regard to the securities owned by each Fund, the Fund's funds available, or to become available, for investment, and generally as to the condition of the Fund's affairs. The Trust shall furnish TFAI with such other documents and information with regard to each Fund's affairs as TFAI may from time to time reasonably request.

               (b) TFAI shall at all times keep the Trust fully informed with regard to each Fund's investment performance and investment mandate compliance, and generally as to the condition of its affairs. TFAI shall furnish the Trust with such other documents and information with regard to each Fund's affairs as the Trust may from time to time reasonably request.

          8. Compensation of TFAI. As compensation for the services performed by TFAI, each Fund shall pay TFAI, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund's name on Schedule A annexed hereto[, provided however, that if the Fund invests all or substantially all of its assets in a single registered investment company, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund's then-current fiscal year from such other registered investment company -- DIVERSIFIED FEEDER FUNDS ONLY]. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due TFAI for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund's then-current Prospectus or as may be determined by the Board.

          9. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or a Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of TFAI or any affiliated company of TFAI, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of TFAI's or any affiliated company's staff.

          10. Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

          11. Termination. This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days' written notice of termination be given to TFAI at its principal place of business. This Agreement may be terminated with respect to any Fund by TFAI at any time by giving 60 days' written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of TFAI and the Trust. This Agreement shall terminate automatically in the event of its assignment by TFAI and shall not be assignable by the Trust without the consent of TFAI. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

          12. Use of Name. If this Agreement is terminated with respect to any Fund and TFAI no longer serves as investment adviser to the Fund, TFAI reserves the right to withdraw from the Trust the use of the names [Transamerica] and [TA IDEX] with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and TFAI or any of its affiliates.

          13. Liability of TFAI. TFAI may rely on information reasonably believed by it to be accurate and reliable. TFAI assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect TFAI against any liability to the Fund to which TFAI would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 13, the term "'TFAI" shall include any affiliates of TFAI performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of TFAI and such affiliates.

          14. Meanings of Certain Terms. For the purposes of this Agreement, each Fund's "'net assets" shall be determined as provided in the Fund's then-current Prospectus and Statement of Additional Information and the terms "'assignment," "interested person," and "'majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

          15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and TFAI.

          16. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors. [This Agreement replaces the investment advisory agreement between the Trust and Diversified Investment Advisors, Inc. ("Diversified"), and TFAI succeeds to all rights and obligations of Diversified under all existing subadvisory agreements for the Funds to which Diversified is a party. -- DIVERSIFIED MASTER PORTFOLIOS ONLY]

          17. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the
     [State of           ] and the applicable provisions of the 1940 Act.

          18. Limitation of Liability. [A copy of the Trust's Certificate of Trust is on file with the State of Delaware, and notice] [A copy of the Trust's Declaration of Trust is on file with the Commonwealth of Massachusetts, and notice] [Notice] is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the applicable Fund. TFAI agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.

                           [signature page to follow]

     The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

                                        TRANSAMERICA FUND ADVISORS, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        [NAME OF TRUST]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE A



                                                                      INVESTMENT
FUND                                                                 ADVISORY FEE
----                                                                 ------------





                                                                      APPENDIX F

       DIVERSIFIED'S AND TFAI'S DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS

     The following table lists the directors and principal executive officers of Diversified and their principal occupations. The address of each person listed is c/o Diversified, 4 Manhattanville Road, Purchase, New York 10577.


    NAME AND POSITION WITH DIVERSIFIED                PRINCIPAL OCCUPATION
    ----------------------------------                --------------------



MARK MULLIN                                Chief Executive Officer and Director,
Chief Executive Officer and Director       Diversified; Director, TFLIC.

PETER KUNKEL                               President, Chief Operating Officer,
President, Chief Operating Officer,        Treasurer,
Treasurer and Director                     and Director, Diversified.

PATRICIA ADVANEY                           Senior Vice President, Diversified.
Senior Vice President

ROBERT F. COLBY                            Senior Vice President, General Counsel,
Senior Vice President, General Counsel,    Secretary, and Director, Diversified;
Secretary and Director                     Vice President and General Counsel,
                                           Diversified Investors Securities Corp.;
                                           Vice President, Assistant Secretary, and
                                           Director, TFLIC.

ALICE HOCKING                              Senior Vice President, Diversified.
Senior Vice President

GERALD L. KATZ                             Senior Vice President and Director,
Senior Vice President and Director         Diversified.

JOSEPH J. MASTERSON                        Senior Vice President, Diversified.
Senior Vice President

COLETTE F. VARGAS                          Senior Vice President and Chief Financial
Senior Vice President and Chief            Officer, Diversified.
Financial Officer

PETER J. ZUMMO                             Senior Vice President, Diversified.
Senior Vice President


     The following table lists the directors and principal executive officers of TFAI and their principal occupations. The address of each person listed is c/o TFAI, 570 Carillon Parkway, St. Petersburg, Florida 33716.


       NAME AND POSITION WITH TFAI                    PRINCIPAL OCCUPATION
       ---------------------------                    --------------------


JOHN K. CARTER                             Chief Executive Officer and President,
Director, President and Chief Executive    DIP, DIFG, DIFG II and DISVF (August 2007
Officer                                    to present); Trustee (September 2006 to
                                           present), President and Chief Executive
                                           Officer (July 2006 to present), TA IDEX;
                                           Trustee (September 2006 to present),
                                           President and Chief Executive Officer
                                           (July 2006 to present), ATST; Director
                                           (September 2006 to present), President
                                           and Chief Executive Officer (July 2006 to
                                           present), TI  Shares; President and Chief
                                           Executive Officer (July 2006 to present),
                                           Director (2000 to present), TFAI;
                                           President and Chief Executive Officer
                                           (July 2006 to present), Director (2001 to
                                           present), TFS; Vice President, AFSG
                                           Securities Corporation (2001 to present);
                                           Chief Executive Officer, TII (July 2006
                                           to present).


       NAME AND POSITION WITH TFAI                    PRINCIPAL OCCUPATION
       ---------------------------                    --------------------

DENNIS P. GALLAGHER                        Vice President, General Counsel and
Director, Senior Vice President,           Secretary, DIP, DIFG, DIFG II and DISVF
General Counsel and Secretary              (August 2007 to present); Senior Vice
                                           President, General Counsel and Secretary,
                                           ATST, TA IDEX and TI Shares (September
                                           2006 to present); Vice President and
                                           Secretary, TII (September 2006 to
                                           present); Director, Senior Vice
                                           President, General Counsel and Secretary,
                                           TFAI and TFS (September 2006 to present).

CHRISTOPHER A. STAPLES                     Vice President and Chief Investment
Director, Senior Vice President and        Officer, DIP, DIFG, DIFG II and DISVF
Chief Investment Officer                   (August 2007 to present); Chief
                                           Investment Officer (June 2007 to
                                           present), Vice President (July 2007 to
                                           present), Senior Vice President (June
                                           2007 to July 2007), TA IDEX, ATST and TI
                                           Shares; Vice President -- Investment
                                           Administration TII (2004 to present);
                                           Director, TFS (2005 to present).

KYLE A. KEELAN                             Vice President, AFSG Securities Corp.
Senior Vice President -- Business          (2001 to present); Senior Vice
Development                                President -- Business Development, TFAI
                                           (2004 to present).

T. GREGORY REYMANN, II                     Chief Compliance Officer and Senior Vice
Senior Vice President and Chief            President, ATST, TA IDEX and TI Shares
Compliance Officer                         (September 2006 to July 2007); Chief
                                           Compliance Officer (September 2006 to
                                           present) and Vice President, TII (2005 to
                                           present).

KAREN D. HEBURN                            Sr. Vice President, Chief Financial
Senior Vice President, Chief Financial     Officer and Treasurer (May 2007 to
Officer and Treasurer                      present), TFAI; Sr. Vice President and
                                           Treasurer, TFS (May 2007 to present).

                                                                      APPENDIX G

            INFORMATION ABOUT CURRENT INVESTMENT ADVISORY AGREEMENTS

     Feeder Funds that do not currently have investment advisory agreements are not included in the table below.


                                                                 DATE
                                                               AGREEMENT
                                                                 LAST
                                                               SUBMITTED                 ADVISORY FEES
                                                   DATE OF   FOR HOLDERS'   CONTRACTUAL   PAID DURING
FUNDS                                             AGREEMENT    APPROVAL    ADVISORY FEE   FYE 12/31/06
-----                                             ---------  ------------  ------------  -------------


THE DIVERSIFIED INVESTORS FUNDS GROUP
Institutional Short Horizon Strategic Allocation   3/1/2000      3/1/2000      0.10%      $    77,566
  Fund..........................................
Institutional Short/Intermediate Horizon           3/1/2000      3/1/2000      0.10%      $    66,169
  Strategic Allocation Fund.....................
Institutional Intermediate Horizon Strategic       3/1/2000      3/1/2000      0.10%      $   485,899
  Allocation Fund...............................
Institutional Intermediate/Long Horizon            3/1/2000      3/1/2000      0.10%      $   388,426
  Strategic Allocation Fund.....................
Institutional Long Horizon Strategic Allocation    3/1/2000      3/1/2000      0.10%      $   229,890
  Fund..........................................
Diversified Investors Stock Index Fund..........   3/1/1999      3/1/1999      0.40%      $ 1,942,246*
THE DIVERSIFIED INVESTORS FUNDS GROUP II
Short Horizon Strategic Allocation Fund.........  2/20/1996     2/20/1996      0.10%      $   210,308**
Short/Intermediate Horizon Strategic Allocation   2/20/1996      5/1/1998      0.10%      $   218,230**
  Fund..........................................
Intermediate Horizon Strategic Allocation Fund..  2/20/1996     2/20/1996      0.10%      $   887,261**
Intermediate/Long Horizon Strategic Allocation    2/20/1996     2/20/1996      0.10%      $  865,217*
  Fund..........................................
Long Horizon Strategic Allocation Fund..........  2/20/1996      5/1/1998      0.10%      $   526,567
Diversified Institutional Stock Index Fund......  5/16/2000     5/16/2000      0.10%           --    ***
DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
Short Horizon Strategic Allocation Variable        1/2/1997      1/2/1997      0.20%      $    21,116
  Fund..........................................
Intermediate Horizon Strategic Allocation          1/2/1997      1/2/1997      0.20%      $    28,249
  Variable Fund.................................
Intermediate/Long Horizon Strategic Allocation     1/2/1997      1/2/1997      0.20%      $    91,328
  Variable Fund.................................
DIVERSIFIED INVESTORS PORTFOLIOS
Money Market Portfolio..........................   1/3/1994      1/3/1994      0.25%      $ 2,202,129
High Quality Bond Portfolio.....................   1/3/1994      1/3/1994      0.35%      $ 2,841,710
Inflation-Protected Securities Portfolio........   1/3/1994      1/3/1994      0.35%      $   636,252
Core Bond Portfolio.............................   1/3/1994      1/3/1994      0.35%      $ 7,179,850
Total Return Bond Portfolio.....................   5/6/2005      5/6/2005      0.35%      $   207,306
High Yield Bond Portfolio.......................  8/17/1995     8/17/1995      0.55%      $ 2,501,348
Balanced Portfolio..............................   1/3/1994      1/3/1994      0.45%      $  1,69,824
Value & Income Portfolio........................   1/3/1994      1/3/1994      0.45%      $14,430,364
Value Portfolio.................................  4/27/2005     4/27/2005      0.50%      $   185,871
Growth & Income Portfolio.......................   1/3/1994      1/3/1994      0.60%      $ 6,951,959
Equity Growth Portfolio.........................   1/3/1994      1/3/1994      0.62%      $15,649,351
Aggressive Equity Portfolio.....................  4/19/1996     4/19/1996      0.77%      $ 2,847,779
Mid-Cap Value Portfolio.........................  4/20/2001     4/20/2001      0.67%      $ 5,191,219
Mid-Cap Growth Portfolio........................  4/20/2001     4/20/2001      0.72%      $ 2,183,573
Small-Cap Value Portfolio.......................  5/22/2002     5/22/2002      0.82%      $ 1,912,941
Special Equity Portfolio........................   1/3/1994      1/3/1994      0.80%      $10,061,755
Small-Cap Growth Portfolio......................   4/1/2002      4/1/2002      0.87%      $ 1,108,285
International Equity Portfolio..................  9/28/1995     9/28/1995      0.75%      $14,073,337


--------

     * Includes fees paid for administrative services to Diversified Investment Advisors.

    ** Prior to May 1, 2006, Diversified was compensated for advisory services at a rate of 0.20% of average net assets.

   *** Expenses reimbursed by Diversified Investment Advisors exceeded fees earned.

                                                                      APPENDIX H

                     FEES PAID TO DIVERSIFIED AND AFFILIATES

     The following table indicates amounts paid (after waivers and reimbursements, if any) by each Fund to Diversified or an affiliate of Diversified, distribution fees paid by the Feeder Funds pursuant to their 12b-1 plans, and information regarding brokerage commissions paid to affiliates of the subadvisers of the Master Portfolios, in each case during the fiscal year ended December 31, 2006.


                                                                                                                  PERCENTAGE OF
                                                                                                                      FUND'S
                                                                                                     AGGREGATE      AGGREGATE
                                                                          DISTRIBUTION               BROKERAGE      BROKERAGE
                                                                              FEES                  COMMISSIONS    COMMISSIONS
                                                                              PAID       TRANSFER       PAID         PAID TO
                                             MANAGEMENT  ADMINISTRATION    PURSUANT TO    AGENCY   TO AFFILIATED    AFFILIATED
FUND                                          FEES ($)      FEES ($)     12B-1 PLAN ($)  FEES ($)   BROKERS ($)    BROKERS (%)
----                                         ----------  --------------  --------------  --------  -------------  -------------


THE DIVERSIFIED INVESTORS FUNDS GROUP
Diversified Investors Money Market Fund....         N/A     1,120,362         932,766       N/A           N/A           N/A
Diversified Investors High Quality Bond
  Fund.....................................         N/A       916,424         763,686       N/A           N/A           N/A
Diversified Investors Inflation-Protected
  Securities Fund..........................         N/A       257,246         214,371       N/A           N/A           N/A
Diversified Investors Core Bond Fund.......         N/A     2,397,401       1,997,834       N/A           N/A           N/A
Diversified Investors Total Return Bond
  Fund.....................................         N/A       109,497          91,247       N/A           N/A           N/A
Diversified Investors High Yield Bond
  Fund.....................................         N/A       597,677         496,586       N/A           N/A           N/A
Diversified Investors Balanced Fund........         N/A       474,599         395,500       N/A           N/A           N/A
Diversified Investors Value & Income Fund..         N/A     3,464,920       2,882,851       N/A           N/A           N/A
Diversified Investors Value Fund...........         N/A        99,797          83,164       N/A           N/A           N/A
Diversified Investors Growth & Income
  Fund.....................................         N/A     1,603,794       1,336,495       N/A           N/A           N/A
Diversified Investors Equity Growth Fund...         N/A     2,545,023       2,118,651       N/A           N/A           N/A
Diversified Investors Aggressive Equity
  Fund.....................................         N/A       524,506         437,088       N/A           N/A           N/A
Diversified Investors Mid-Cap Value Fund...         N/A     1,327,286       1,106,071       N/A           N/A           N/A
Diversified Investors Mid-Cap Growth Fund..         N/A       395,004         329,170       N/A           N/A           N/A
Diversified Investors Small-Cap Value
  Fund.....................................         N/A       323,021         269,184       N/A           N/A           N/A
Diversified Investors Special Equity Fund..         N/A     1,323,398       1,100,022       N/A           N/A           N/A
Diversified Investors Small-Cap Growth
  Fund.....................................         N/A       148,217         123,514       N/A           N/A           N/A
Diversified Investors International Equity
  Fund.....................................         N/A     1,925,482       1,602,624       N/A           N/A           N/A
Diversified Investors Stock Index Fund.....         N/A     2,103,596       1,502,569       N/A           N/A           N/A
Institutional Short Horizon Strategic
  Allocation Fund..........................      77,566           N/A             N/A       N/A           N/A           N/A
Institutional Short/Intermediate Horizon
  Strategic Allocation Fund................      66,169           N/A             N/A       N/A           N/A           N/A
Institutional Intermediate Horizon
  Strategic Allocation Fund................     485,899           N/A             N/A       N/A           N/A           N/A
Institutional Intermediate/Long Horizon
  Strategic Allocation Fund................     388,426           N/A             N/A       N/A           N/A           N/A
Institutional Long Horizon Strategic
  Allocation Fund..........................     229,890           N/A             N/A       N/A           N/A           N/A

                                                                                                                  PERCENTAGE OF
                                                                                                                      FUND'S
                                                                                                     AGGREGATE      AGGREGATE
                                                                          DISTRIBUTION               BROKERAGE      BROKERAGE
                                                                              FEES                  COMMISSIONS    COMMISSIONS
                                                                              PAID       TRANSFER       PAID         PAID TO
                                             MANAGEMENT  ADMINISTRATION    PURSUANT TO    AGENCY   TO AFFILIATED    AFFILIATED
FUND                                          FEES ($)      FEES ($)     12B-1 PLAN ($)  FEES ($)   BROKERS ($)    BROKERS (%)
----                                         ----------  --------------  --------------  --------  -------------  -------------

THE DIVERSIFIED INVESTORS FUNDS GROUP II
Diversified Institutional Money Market
  Fund.....................................         N/A       102,188         510,940       N/A           N/A           N/A
Diversified Institutional High Quality Bond
  Fund.....................................         N/A        91,690         458,452       N/A           N/A           N/A
Diversified Institutional Inflation-
  Protected Securities Fund................         N/A        13,619          68,093       N/A           N/A           N/A
Diversified Institutional Core Bond Fund...         N/A       241,931       1,209,652       N/A           N/A           N/A
Diversified Institutional Total Return Bond
  Fund.....................................         N/A         2,398          11,990       N/A           N/A           N/A
Diversified Institutional High Yield Bond
  Fund.....................................         N/A        40,984         204,920       N/A           N/A           N/A
Diversified Institutional Balanced Fund....         N/A        31,981         159,903       N/A           N/A           N/A
Diversified Institutional Value & Income
  Fund.....................................         N/A       375,303       1,876,513       N/A           N/A           N/A
Diversified Institutional Value Fund.......         N/A         7,224          36,120       N/A           N/A           N/A
Diversified Institutional Growth & Income
  Fund.....................................         N/A        97,859         489,295       N/A           N/A           N/A
Diversified Institutional Equity Growth
  Fund.....................................         N/A       387,141       1,935,705       N/A           N/A           N/A
Diversified Institutional Aggressive Equity
  Fund.....................................         N/A        35,075         175,375       N/A           N/A           N/A
Diversified Institutional Mid-Cap Value
  Fund.....................................         N/A        84,896         424,479       N/A           N/A           N/A
Diversified Institutional Mid-Cap Growth
  Fund.....................................         N/A        33,930         169,651       N/A           N/A           N/A
Diversified Institutional Small-Cap Value
  Fund.....................................         N/A        20,886         104,431       N/A           N/A           N/A
Diversified Institutional Special Equity
  Fund.....................................         N/A       125,927         629,637       N/A           N/A           N/A
Diversified Institutional Small-Cap Growth
  Fund.....................................         N/A        12,487          62,436       N/A           N/A           N/A
Diversified Institutional International
  Equity Fund..............................         N/A       239,015       1,195,074       N/A           N/A           N/A
Diversified Institutional Stock Index
  Fund.....................................         N/A       350,593       1,752,966       N/A           N/A           N/A
Short Horizon Strategic Allocation Fund....     210,308           N/A             N/A       N/A           N/A           N/A
Short/Intermediate Horizon Strategic
  Allocation Fund..........................     218,230           N/A             N/A       N/A           N/A           N/A
Intermediate Horizon Strategic Allocation
  Fund.....................................     887,261           N/A             N/A       N/A           N/A           N/A
Intermediate/Long Horizon Strategic
  Allocation Fund..........................     865,217           N/A             N/A       N/A           N/A           N/A
Long Horizon Strategic Allocation Fund.....     526,567           N/A             N/A       N/A           N/A           N/A
DIVERSIFIED INVESTORS STRATEGIC VARIABLE
  FUNDS
Short Horizon Strategic Allocation Variable
  Fund.....................................      21,116           N/A             N/A       N/A           N/A           N/A
Intermediate Horizon Strategic Allocation
  Variable Fund............................      58,249           N/A             N/A       N/A           N/A           N/A
Intermediate/Long Horizon Strategic
  Allocation Variable Fund.................      91,328           N/A             N/A       N/A           N/A           N/A
DIVERSIFIED INVESTORS PORTFOLIOS
Money Market Portfolio.....................   2,202,129           N/A             N/A       N/A             0          0.00%
High Quality Bond Portfolio................   2,841,710           N/A             N/A       N/A             0          0.00%
Inflation-Protected Securities Portfolio...     655,441           N/A             N/A       N/A             0          0.00%
Core Bond Portfolio........................   7,179,850           N/A             N/A       N/A             0          0.00%
Total Return Bond Portfolio................     292,277           N/A             N/A       N/A             0          0.00%
High Yield Bond Portfolio..................   2,501,348           N/A             N/A       N/A             0          0.00%
Balanced Portfolio.........................   1,750,841           N/A             N/A       N/A             0          0.00%
Value & Income Portfolio...................  14,430,364           N/A             N/A       N/A       160,776         10.05%
Value Portfolio............................     271,289           N/A             N/A       N/A             0          0.00%
Growth & Income Portfolio..................   6,951,959           N/A             N/A       N/A        81,127          7.46%
Equity Growth Portfolio....................  15,649,351           N/A             N/A       N/A        53,044          1.32%
Aggressive Equity Portfolio................   2,893,873           N/A             N/A       N/A             0          0.00%
Mid-Cap Value Portfolio....................   5,255,372           N/A             N/A       N/A             0          0.00%
Mid-Cap Growth Portfolio...................   2,197,122           N/A             N/A       N/A             0          0.00%
Small-Cap Value Portfolio..................   1,958,558           N/A             N/A       N/A             0          0.00%
Special Equity Portfolio...................  10,061,755           N/A             N/A       N/A             0          0.00%
Small-Cap Growth Portfolio.................   1,316,369           N/A             N/A       N/A             0          0.00%
International Equity Portfolio.............  14,074,761           N/A             N/A       N/A             0          0.00%

                                                                      APPENDIX I

                           OTHER FUNDS ADVISED BY TFAI

     The following table lists certain information regarding funds for which TFAI provides investment advisory services, which have an investment objective similar to that of one of the Funds. All of the information below is given as of the end of the last fiscal year of each fund.


                                                                         ADVISORY FEE
                                                                       (AS A PERCENTAGE    ADVISORY FEE
                                                                       OF AVERAGE DAILY  (AFTER WAIVERS,
FUND                                          ADVISER  NET ASSETS ($)     NET ASSETS)      IF ANY) ($)
----                                          -------  --------------  ----------------  ---------------
                                                        IN THOUSANDS                       IN THOUSANDS


TA IDEX American Century Large Company
  Value.....................................    TFAI        343,554          0.84%             2,482
TA IDEX Asset Allocation -- Conservative
  Portfolio.................................    TFAI        533,500          0.10%               483
TA IDEX Asset Allocation -- Growth
  Portfolio.................................    TFAI      1,668,060          0.10%             1,355
TA IDEX Asset Allocation -- Moderate Growth
  Portfolio.................................    TFAI      2,984,418          0.10%             2,486
TA IDEX Asset Allocation -- Moderate
  Portfolio.................................    TFAI      1,713,401          0.10%             1,509
TA IDEX Bjurman, Barry Micro Emerging
  Growth....................................    TFAI         55,381          1.05%                80
TA IDEX BlackRock Large Cap Value...........    TFAI        506,529          0.79%             3,545
TA IDEX Federated Market Opportunity........    TFAI         83,188          0.78%               548
TA IDEX Jennison Growth.....................    TFAI        130,917          0.80%             1,067
TA IDEX JPMorgan Mid Cap Value..............    TFAI        506,529          0.82%             1,873
TA IDEX Legg Mason Partners All Cap.........    TFAI        206,529          0.80%             1,830
TA IDEX Legg Mason Partners Investors
  Value.....................................    TFAI         65,758          0.80%               837
TA IDEX Loomis Sayles Bond*.................    TFAI             --            --                 --
TA IDEX Marsico Growth......................    TFAI        131,109          0.80%             1,097
TA IDEX Multi-Manager International Fund....    TFAI        144,641          0.10%                 4
TA IDEX Neuberger Berman International......    TFAI        459,996          0.96%             3,650
TA IDEX Oppenheimer Small- & Mid-Cap Value..    TFAI         91,899          0.95%               162
TA IDEX PIMCO Real Return TIPS..............    TFAI        615,941          0.67%             3,823
TA IDEX PIMCO Total Return..................    TFAI        292,007          0.67%             1,543
TA IDEX Protected Principal Stock...........    TFAI         41,178                              581
TA IDEX Transamerica Balanced...............    TFAI        210,583          0.80%             1,849
TA IDEX Transamerica Equity.................    TFAI      1,729,897          0.74%             4,724
TA IDEX Transamerica Growth Opportunities...    TFAI        359,149          0.78%             2,893
TA IDEX Transamerica High-Yield Bond........    TFAI        397,836          0.59%             2,323
TA IDEX Transamerica Money Market...........    TFAI        148,195          0.40%               101
TA IDEX Transamerica Short-Term Bond........    TFAI        379,442          0.64%             1,915
TA IDEX Transamerica Small/Mid Cap Value....    TFAI        601,854          0.80%             4,314
TA IDEX Transamerica Value Balanced.........    TFAI         64,387          0.75%               452
TA IDEX UBS Large Cap Value.................    TFAI        226,782          0.82%             1,602
TA IDEX Van Kampen Mid-Cap Growth...........    TFAI         75,092          0.80%               370
TA IDEX Van Kampen Small Company Growth.....    TFAI        301,649          0.95%             2,567
American Century Large Company Value........    TFAI        176,279          0.83%             1,074
Asset Allocation -- Conservative Portfolio..    TFAI        817,890          0.10%               767
Asset Allocation -- Growth Portfolio........    TFAI      1,537,365          0.10%             1,348
Asset Allocation -- Moderate Growth
  Portfolio.................................    TFAI      4,100,858          0.10%             3,350
Asset Allocation -- Moderate Portfolio......    TFAI      2,634,443          0.10%             2,361
BlackRock Large Cap Value...................    TFAI      1,082,468          0.78%             7,655
Capital Guardian U.S. Equity................    TFAI        260,563          0.80%             2,091
Capital Guardian Value......................    TFAI        829,683          0.79%             5,991
Federated Market Opportunity................    TFAI        551,272          0.74%             4,282
International Moderate Growth Fund..........    TFAI         51,569          0.10%                15
Jennison Growth.............................    TFAI        146,012          0.80%             1,150

                                                                         ADVISORY FEE
                                                                       (AS A PERCENTAGE    ADVISORY FEE
                                                                       OF AVERAGE DAILY  (AFTER WAIVERS,
FUND                                          ADVISER  NET ASSETS ($)     NET ASSETS)      IF ANY) ($)
----                                          -------  --------------  ----------------  ---------------
                                                        IN THOUSANDS                       IN THOUSANDS

JPMorgan Core Bond..........................    TFAI        167,758          0.45%               806
JPMorgan Enhanced Index.....................    TFAI        200,173          0.74%             1,435
JPMorgan Mid Cap Value......................    TFAI        354,014          0.81%             2,776
Legg Mason Partners All Cap.................    TFAI        383,502          0.80%             2,998
Marsico Growth..............................    TFAI        224,206          0.80%             1,626
MFS High Yield..............................    TFAI        388,554          0.74%             3,189
PIMCO Total Return..........................    TFAI      1,001,391          0.66%             5,259
Third Avenue Value..........................    TFAI      1,175,036          0.80%             8,835
Transamerica Balanced.......................    TFAI         81,621          0.80%               613
Transamerica Equity.........................    TFAI      3,388,898          0.69%            14,425
Transamerica Equity II......................    TFAI         19,409          0.30%                58
Transamerica Growth Opportunities...........    TFAI        495,810          0.77%             3,844
Transamerica Money Market...................    TFAI        498,447          0.35%             1,646
Transamerica Small/Mid Cap Value............    TFAI        425,701          0.80%             3,403
Transamerica Value Balanced.................    TFAI        448,060          0.75%             3,391
T. Rowe Price Equity Income.................    TFAI        870,160          0.74%             6,058
T. Rowe Price Growth Stock..................    TFAI        312,543          0.79%             2,376
T. Rowe Price Small Cap.....................    TFAI        271,055          0.75%             2,249
Van Kampen Active International Allocation..    TFAI        242,785          0.85%             1,839
Van Kampen Large Cap Core...................    TFAI        181,871          0.75%             1,434
Van Kampen Mid-Cap Growth...................    TFAI        600,009          0.80%             5,013



----------
* Fund commenced operations in January 2007.

                                                                      APPENDIX J

                        FORM OF NEW DECLARATION OF TRUST

                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                                 [NAME OF TRUST]

     THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this [  ] day
of [          ], [     ] by the Trustees hereunder.

     WHEREAS, the [NAME OF TRUST] was established pursuant to a Declaration of Trust dated [DATE OF ORIGINAL DECLARATION] (as amended to the date hereof, the "Original Declaration") for the purposes of carrying on the business of a management investment company;

     WHEREAS, the Trustees, pursuant to Section [     ], Article [     ] of the
Original Declaration, are authorized to amend the Original Declaration with the vote or consent of the Shareholders as required by such Section;

     WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

     NOW, THEREFORE, the Trustees and any successor Trustees elected or appointed in accordance with Article V hereof hereby declare that they will hold all cash, securities and other assets and properties, which the Trust may from time to time acquire in any manner, IN TRUST, and that they will manage and dispose of the same and manage the affairs and business of the Trust upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

                                    ARTICLE I

                              NAME AND DEFINITIONS

     SECTION 1.1. Name. This Trust shall be known as "'[Name of Trust]" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

     SECTION 1.2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

          (a) "By-laws" means the By-laws of the Trust referred to in Section
     6.8 hereof, as from time to time amended.

          (b) "Class" means one or more Shares of the Trust as may be established and designated as a Class from time to time by the Trustees pursuant to Section 4.9 hereof.

          (c) "Code" means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

          (d) "Commission" shall have the same meaning given to such term in the 1940 Act.

          (e) "Complaining Shareholder" shall refer to a Shareholder making a demand or bringing a claim pursuant to Section 9.8 hereof.

          (f) "Declaration" means this Declaration of Trust as amended, supplemented or amended and restated from time to time. Reference in this Declaration of Trust to "'Declaration," "hereof," "herein," and "'hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

          (g) "He," "Him" and "His" shall include the feminine and neuter, as well as the masculine, genders.

          (h) "Interested Person" shall have the same meaning given to such term in the 1940 Act.

          (i) "1940 Act" refers to the Investment Company Act of 1940 (and any successor statute) and the rules thereunder, all as amended from time to time, as may apply to the Trust or a Series or Class thereof, including pursuant to any exemptive, interpretive or other relief or guidance issued by the Commission or the staff of the Commission under such Act.

          (j) "Outstanding Shares" means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed, repurchased, cancelled or terminated by the Trust.

          (k) "Person" means and includes natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign.

          (l) "Prospectus" means the prospectus and statement of additional information with respect to the Trust or one or more Series or Classes thereof as the context shall require, as contained in the most recent effective registration statement filed with the Commission with respect to the Trust or one or more such Series or Classes thereof, as the same may be supplemented or modified from time to time in accordance with the requirements of the federal securities laws.

          (m) "Series" individually or collectively means each Series of Shares as may be established and designated from time to time by the Trustees pursuant to Section 4.9 hereof.

          (n) "Shareholder" means a record owner of Outstanding Shares.

          (o) "Shares" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees, and includes fractions of Shares as well as whole Shares.

          (p) "Trust" refers to the voluntary association with transferable shares established by this Declaration, as the same may be amended from time to time.

          (q) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or any Series.

          (r) "Trustees" means, at any time, the person or persons who have signed this Declaration and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of
     Article V hereof, in each case if they shall at that time continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his capacity or their capacities as Trustees hereunder.

                                   ARTICLE II

                           NATURE AND PURPOSE OF TRUST

     The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers. The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company through one or more Series, and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith and without limiting the foregoing or the other provisions hereof, the Trust may exercise all powers which may be exercised by a Massachusetts business trust.

                                   ARTICLE III

                  REGISTERED AGENT; PRINCIPAL PLACE OF BUSINESS

     The name and address of the registered agent of the Trust is [Corporation Service Company, 84 State Street, Boston, MA 02109]. The principal place of business of the Trust is Transamerica Fund Complex, 570 Carillon Parkway, St. Petersburg, Florida 33716-1202. The Trustees may, from time to time, change the registered agent of the Trust and the principal place of business of the Trust.

                                   ARTICLE IV

                       BENEFICIAL INTERESTS; SHAREHOLDERS

     SECTION 4.1. Shares of Beneficial Interest. The beneficial interest in the Trust shall be divided into such Shares of beneficial interest, of such Series or Classes, and of such designations and par values (if any) and with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees from time to time. The number of Shares is unlimited. The Trustees shall have full power and authority to take such action with respect to the Shares as the Trustees may deem desirable.

     SECTION 4.2. Issuance of Shares. (a) Shares may be issued from time to time to such Persons (including, without limitation, any Trustee, officer, or agent of the Trust or any Person in which a Trustee, officer or agent of the Trust has an interest) either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Trustees, from time to time, may deem advisable, and the Trust may, in connection with an issuance of Shares, acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities), and all Shares so issued hereunder, including without limitation Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable. The Trust shall have the right to refuse to issue Shares to any Person at any time and for any reason or for no reason whatsoever.

     (b) The Trust may issue Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust.

     (c) Any Shares issued by the Trust which have been purchased, redeemed or otherwise reacquired by the Trust shall be retired automatically and shall have the status of unissued Shares.

     SECTION 4.3. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business herein described is vested exclusively in the Trustees. The Shareholders shall have no right or title in or to the Trust Property or to call for any partition or division of any property, profits, rights or interests of the Trust or any Series thereof and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares. The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the Trust shall neither operate to terminate the Trust or any Series thereof nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust, any Series thereof or the Trustees, but shall entitle such representative only to the rights of said Shareholder under this Declaration. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The holders of Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Shares or securities of the Trust that it may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time. Every Shareholder, by virtue of purchasing Shares and becoming a Shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and shall be bound thereby.

     SECTION 4.4. Ownership and Transfer of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or, if there is a transfer or similar agent with respect to such Shares, on the books and records of such transfer or similar agent with respect to such Shares, which records shall be maintained separately for the Shares of each Series or Class of the Trust. No certificates representing the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules or impose such restrictions as they consider necessary or appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder. No Shareholder shall be entitled to receive any payment of a dividend or distribution, or to have notice given to him as provided herein or in the By-laws, until he has provided such information as shall be required to the Trust or, as applicable, the Trust's transfer or similar agent with respect to his Shares.

     (b) In the event any certificates representing Outstanding Shares are at any time outstanding, the Trustees may at any time or from time to time determine that Shares shall no longer be represented by certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, such certificates shall be cancelled, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded by book entry on the books of the Trust or its transfer or similar agent.

     (c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Class or Series, or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

     SECTION 4.5. Voting by Shareholders. (a) Shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in Article V hereof, and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.

     (b) Each whole Share (or fractional Share) outstanding on the record date established in accordance with the By-laws shall entitle the holder thereof to a number of votes as to any matter on which the Shareholder is entitled to vote equal to the net asset value of the Share (or fractional Share) in United States dollars determined at the close of business on the record date. There shall be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders. Shares may be voted in person or by proxy. Until Shares of the Trust or any Series or Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or such Series or Class and may take any action required or permitted by law, this Declaration or the By-laws of the Trust to be taken by Shareholders of the Trust, such Series or Class.

     (c) On any matter submitted to a vote of the Shareholders of the Trust, all Shares of all Series and Classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual Series or Class, Shares shall be voted by individual Series or Class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Series or Classes, only Shareholders of such one or more Series or Classes shall be entitled to vote thereon.

     SECTION 4.6. Meetings. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. The Trustees may set in the By-laws provisions relating to the calling and holding of meetings (including the holding of meetings by electronic or other similar means), notice of meetings, record dates, place of meetings, conduct of meetings, voting by proxy, postponement, adjournment or cancellation of meetings and related matters.

     SECTION 4.7. Quorum and Action. (a) The Trustees shall set forth in the By-laws the quorum required for the transaction of business by the Shareholders at a meeting, which quorum shall in no event be less than Shares representing thirty percent (30%) of the voting power of the Shares entitled to vote at such meeting. If a quorum is present when a duly called and held meeting is convened, the Shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of Shareholders originally present leaves less than the proportion or number otherwise required for a quorum.

     (b) The Shareholders shall take action by the affirmative vote of the holders of Shares representing a majority, except in the case of the election of Trustees which shall only require a plurality, of votes cast at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by applicable law or any provision of this Declaration or the By-laws.

     SECTION 4.8.  Action by Written Consent in Lieu of Meeting of
Shareholders. Any action required or permitted to be taken at a meeting of the Shareholders may be taken, if so directed by the Trustees, without a meeting by written action executed by Shareholders, as of a record date specified in accordance with the By-Laws, holding not less than the minimum voting power that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action shall be effective when it has been executed by the requisite number of Shareholders and delivered to the Secretary of the Trust, unless a different effective time is provided in the written action. Such a consent may be executed and delivered by electronic means in accordance with any procedures that may be adopted by the Trustees from time to time.

     SECTION 4.9.  Series and Classes of Shares.

     (a) Series. The current Series of the Trust are set forth on Schedule A hereto. The Trustees may from time to time authorize the division of Shares into additional Series. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any Series shall be established and designated by the Trustees, and may be modified by the Trustees from time to time, upon and subject to the following provisions:

          (i) Subject to variations between Classes of Shares of a Series, all Shares shall be identical except that there may be such variations as shall be fixed and determined by the Trustees from time to time between different Series, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, redemptions, conversions and exchanges, and special and relative rights as to dividends and on liquidation, and each Series shall have such business purpose or investment objective as shall be determined by the Trustees. Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined below) are allocated to such Series). All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

          (ii) The number of authorized Shares of each Series and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may divide or combine any issued or unissued Shares of any Series into a greater or lesser number; classify or reclassify any issued or unissued Shares into one or more Series; terminate any one or more Series; change the name of a Series; and take such other action with respect to the Series as the Trustees may deem desirable.

          (iii) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, the "'Assets"), shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of the Trust. Such Assets, together with any General Assets (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as "'Assets belonging to" that Series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as Assets belonging to any particular Series (collectively, the "'General Assets"), the Trustees shall allocate such General Assets to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Assets allocated to a particular Series shall be Assets belonging to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. Separate and distinct records shall be maintained for each Series and the Assets belonging to each Series shall be held and accounted for in such separate and distinct records separately from the Assets belonging to all other Series and the General Assets of the Trust not allocated to such Series.

          (iv) The Assets belonging to a particular Series shall be charged with the debts, liabilities and obligations of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series (collectively, the "'Liabilities"), which Liabilities shall be recorded upon the books of the Trust. Such Liabilities together with any General Liabilities (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as "'Liabilities belonging to" that Series. In the event there are any debts, liabilities, obligations, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Series (collectively, the "'General Liabilities"), the Trustees shall allocate and charge such General Liabilities to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Liabilities so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon all concerned for all purposes. Without limiting the foregoing, but subject to the right of the Trustees to allocate General Liabilities as herein provided, the Liabilities belonging to a particular Series shall be enforceable only against the Assets belonging to such Series and not against the assets of the Trust generally or against the Assets belonging to any other Series, and none of the General Liabilities incurred, contracted for or otherwise existing with respect to the Trust generally or any Liabilities incurred, contracted for or otherwise existing with respect to any other Series shall be enforceable against the Assets belonging to such Series. Any Person extending credit to, contracting with or having any claim against any Series may look only to the Assets belonging to that Series to satisfy or enforce any Liability belonging to that Series. No Shareholder or former Shareholder of any Series, in such capacity, shall have a claim on or any right to any Assets belonging to any other Series.

     (b) Classes. The current Classes are set forth on Schedule B hereto with respect to those Series identified on such Schedule. The Trustees may from time to time authorize the division of Shares of the Trust or any Series thereof into additional Classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class shall be established and designated by the Trustees and may be modified by the Trustees from time to time. All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and not prohibited by the 1940 Act, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and features and special and relative rights as to dividends and on liquidation. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may divide or combine the issued or unissued Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; terminate any one or more Classes of Shares; change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

     (c) Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or by the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such Series and/or Class, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time, including any Prospectus relating to such Series or Class. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary or an Assistant Secretary of the Trust (in each case, a "'Designation"), shall further be filed in accordance with the provisions of Section 11.2 hereof. Additions or modifications to a Designation, including, without limitation, any termination of an existing Series or Class, shall be made in the same manner as is permitted for the establishment and designation of such Series or Class.

     SECTION 4.10. Disclosure of Shareholder Holdings. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code; to comply with the requirements of any other law or regulation; or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by applicable law or as the Trustees may otherwise decide.

     SECTION 4.11. Access to Trust Records. Except to the extent otherwise required by law, Shareholders shall only have such right to inspect the records, documents, accounts and books of the Trust as may be granted from time to time by the Trustees.

     SECTION 4.12. Communications with Shareholders. Any notices, reports, statements, or communications with Shareholders of any kind required under this Declaration, including any such communications with Shareholders or their counsel or other representatives required under Section 9.8 hereof, or otherwise made by the Trust or its agents on behalf of the Trust shall be governed by the provisions pertaining thereto in the By-laws.

                                    ARTICLE V

                                  THE TRUSTEES

     SECTION 5.1. Management of the Trust. The business and affairs of the Trust shall be managed under the direction of the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility, including, without limitation, those powers described more fully in Article VI hereof.

     SECTION 5.2. Qualification and Number. Each Trustee shall be a natural person. A Trustee need not be a citizen of the United States or a resident of the Commonwealth of Massachusetts. By a majority vote or consent of the Trustees as may then be in office, the Trustees may from time to time establish the number of Trustees. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to Section 5.4 hereof.

     SECTION 5.3. Term and Election. Except as provided in Section 5.4 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act, or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 6.2(b)(iii) hereof, or may be filled in any other manner permitted by the 1940 Act.

     SECTION 5.4. Resignation, Retirement and Removal. Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered or mailed to the Chair, if any, the President or the Secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or who is otherwise required to retire in accordance with, any written policy adopted from time to time by at least two-thirds (2/3) of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by a majority of the other Trustees. Except as aforesaid, any Trustee may be removed from office only (i) by action of at least two-thirds (2/3) of the voting power of the Outstanding Shares, or (ii) by the action of at least two-thirds (2/3) of the remaining Trustees, specifying the date when such removal shall become effective. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning, retiring or removed Trustee shall have any right to any compensation for any period following his resignation, retirement or removal, or any right to damages on account of such resignation, retirement or removal.

     SECTION 5.5. Vacancies. The death, resignation, retirement, removal, or incapacity of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

     SECTION 5.6. Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All right, title and interest in the assets of the Trust shall at all times be considered as automatically vested in the Trustees as shall be from time to time in office. Upon the resignation, retirement, removal, incapacity or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective without the execution or delivery of any conveyancing or other instruments. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any Series thereof or any right of partition or possession thereof.

                                   ARTICLE VI

                               POWERS OF TRUSTEES

     SECTION 6.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust but with full powers of delegation, except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have the power to direct the business and affairs of the Trust and carry on the Trust's operations and maintain offices both within and outside the Commonwealth of Massachusetts, and to do or authorize all such other things and execute or authorize the execution of all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. With respect to any power or authority of the Trustees hereunder, whether stated or implied, the Trustees shall have all further powers and authority as may be necessary, incidental, relative, conductive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing, the Trustees shall have power and authority to operate and carry on the business of an investment company and the Trustees shall exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court. Whenever in this Declaration the Trustees are given authority to act on behalf of the Trust or to direct, authorize or cause the Trust to take any action, such power and authority shall apply, mutatis mutandis, to any action of the Trust on behalf of any Series or Class.

     SECTION 6.2. Certain Specific Powers. (a) Investments. The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to investments by fiduciaries, but shall have full authority and power to authorize the Trust to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell, terminate, exercise or otherwise dispose of, to lend or to pledge, to write, enter into, engage, trade or deal in any and all investments or investment strategies as they may deem proper at any time and from time to time to accomplish the purpose of the Trust or any Series thereof. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority to authorize the Trust:

          (i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other assets;

          (ii) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form or either in the Trust's name or in the name of a custodian or a nominee or nominees;

          (iii) to exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

          (iv) to acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, securities, currencies, any commodities, and any interest therein;

          (v) to borrow money for any purpose and in this connection issue notes or other evidence of indebtedness;

          (vi) to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any portion of the Trust Property;

          (vii) to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person;

          (viii) to lend money or any other Trust Property;

          (ix) to aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest and to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest;

          (x) to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

          (xi) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust;

          (xii) to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer;

          (xiii) to pay calls or subscriptions with respect to any security held in the Trust; and

          (xiv) to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

     (b) Additional Powers. The Trustees shall have the power and authority on behalf of the Trust:

          (i) to employ, engage or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof, including, without limitation, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member, whether as agents or independent contractors of the Trust or any Series thereof, or as delegates of the Trustees, officers, or any other Person who may be involved with the management of the business affairs of the Trust or any Series thereof, to have such titles, and such rights, powers and duties as the Trustees may determine from time to time, to terminate any such employment, engagement or contract or other relationship and to delegate to any such Person the supervision of any other Person that has been so employed, engaged or contracted with;

          (ii) to authorize the Trust to enter into joint ventures, partnerships and any other combinations or associations;

          (iii) to elect and remove such officers as they consider appropriate;

          (iv) to authorize the Trust to indemnify any Person with whom the Trust has dealings, including, without limitation, any service provider employed pursuant to Article VII hereof, to such extent as the Trustees shall determine;

          (v) to authorize the Trust to purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees and any other Persons, including, without limitation, any service provider employed pursuant to Article VII hereof, against any or all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property, (C) insurance as may be required by applicable law, or (D) such other insurance as the Trustees shall deem advisable, in each case as the Trustees shall determine;

          (vi) to authorize the Trust to establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

          (vii) to authorize the Trust to guarantee indebtedness or contractual obligations of others;

          (viii) to determine and change the fiscal year of the Trust or any Series and the method by which its accounts shall be kept;

          (ix) to adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust; and

          (x) to engage in any other lawful act or activity in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

     (c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees' powers and authority.

     SECTION 6.3. Issuance and Repurchase of Shares. The Trustees shall have the power to authorize the Trust to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

     SECTION 6.4. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by applicable law. Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office and such other members as the Trustees shall approve, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

     SECTION 6.5. Collection and Payment. The Trustees shall have the power to authorize the Trust or its agents to: collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments; but the Trustees shall have no liability for failing to authorize any of the foregoing.

     SECTION 6.6. Expenses. The Trustees shall have the power to authorize the Trust to incur and pay any expenses which, in the opinion of the Trustees, are necessary or incidental to carry out any of the purposes of this Declaration, to pay compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

     SECTION 6.7. Manner of Acting. Except as otherwise provided herein, under applicable law or in the By-laws, any action to be taken or determination made by the Trustees may be taken or made by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Any such action or determination may be made by reference to one or more documents or instruments or policies or procedures outside this Declaration and outside the resolutions of the Trustees. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of Shareholders.

     SECTION 6.8. By-laws. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and shall have the exclusive power to amend or repeal such By-laws.

     SECTION 6.9. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may authorize the Trust to buy any securities or other assets from or sell or lend any securities or other assets of the Trust to, any affiliate of the Trust or any account managed by an affiliate of the Trust, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any service provider employed pursuant to Article VII hereof.

     SECTION 6.10. Effect of Trustees' Determination. Any action taken or determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other Person.

                                   ARTICLE VII

                                SERVICE PROVIDERS

     SECTION 7.1. Investment Adviser and Administrator. The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, administrator, sub-administrator or other agent to the Trust or Series, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable. The Trustees may also authorize any adviser or sub-adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

     SECTION 7.2. Underwriter; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

     All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with the 1940 Act.

     SECTION 7.3. Parties to Contract. Any contract of the character described in this Article VII may be entered into with any Person, including, without limitation, the investment adviser, any investment sub-adviser or an affiliate of the investment adviser or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VII or the By-laws. The same Person may be a party to more than one contract entered into pursuant to this Article VII and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Article VII.

     SECTION 7.4. Further Authority of Trustees. The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article VII shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 6.2 hereof to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

                                  ARTICLE VIII

          DISTRIBUTIONS; REDEMPTIONS; DETERMINATION OF NET ASSET VALUE

     SECTION 8.1. Distributions. The Trustees may from time to time declare and authorize the payment of, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time or frequency, which may be monthly or otherwise, for the declaration and payment of, such dividends and distributions on Shares of a particular Series or Class thereof as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. All dividends and distributions on Shares of a particular Series shall be distributed only from the Assets belonging to that Series, as such term is defined in Section 4.9 hereof, and shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series held by such Shareholders at the date and time of record for the payment of such dividends or distributions, subject to any variations with respect to Classes of Shares of such Series, if any, and in a manner consistent with the 1940 Act and the Code. Such distributions may be paid in cash and/or in securities or other property, and the composition of any such distribution shall be determined by the Trustees and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

     SECTION 8.2. Redemption of Shares. All shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such offices or agencies and in accordance with such conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares as may be described in the applicable Prospectus.

     SECTION 8.3. Redemption Price. Shares of each Series and Class thereof shall be redeemed at their net asset value determined as set forth in Section
8.7 hereof as of such time or times as the Trustees shall have theretofore prescribed, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

     SECTION 8.4. Payment. Payment of the redemption price of Shares of any Series or Class thereof shall be made in cash or in property or any combination thereof, out of the Assets belonging to such Series, as such term is defined in
Section 4.9 hereof, and the composition of any such payment may be different among Shareholders (including differences among Shareholders in the same Series or Class), at such time and in the manner as may be specified from time to time in the applicable Prospectus. In no event shall the Trust be liable for any delay of any other Person in transferring securities or other property selected for delivery as all or part of any such payment.

     SECTION 8.5.  Redemption of Shareholder's Interest By Action of
Trust. Subject to the provisions of the 1940 Act, the Trust may redeem some or all of the Shares of the Trust or one or more Series or Classes held by any

Shareholder for any reason and under terms set by the Trustees, including by way of illustration, for the following reasons:

          (a) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees;

          (b) the determination that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Code;

          (c) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder's identity;

          (d) the failure of a Shareholder to pay when due for the purchase of Shares issued to such Shareholder;

          (e) the failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Class or Series of Shares;

          (f) the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 4.4 hereof;

          (g) the determination that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class;

          (h) the failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 4.10 hereof;

          (i) in connection with the termination of any Series or Class of Shares; or

          (j) when the Trust is requested or compelled to do so by governmental authority or applicable law.

     SECTION 8.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

     SECTION 8.7. Determination of Net Asset Value; Valuation of Portfolio Assets. The Trustees may from time to time prescribe such bases and times for determining the per Share net asset value of the Shares of the Trust or any Series or Class thereof and may prescribe or approve the procedures and methods for determining the value of portfolio assets as they may deem necessary or desirable.

     The Trust may suspend the determination of net asset value during any period when it may suspend the right of the holders of Shares to require the Trust to redeem Shares.

     SECTION 8.8. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

     SECTION 8.9. Reserves. The Trustees may set apart, from time to time, out of any funds of the Trust or Series or out of funds allocable to a Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

     SECTION 8.10. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to the provisions of this
Article VIII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

                                   ARTICLE IX

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

     SECTION 9.1.  No Personal Liability of and Indemnification of
Shareholders. No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one Series, the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder's ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     SECTION 9.2. Limitation of Liability of Trustees and Others. (a) No Liability to Third Parties. No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all Persons shall look solely to the Trust Property or Property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

     Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

     All Persons extending credit to, contracting with or having any claim against the Trust or a Series shall look only to the assets of the Trust Property or the Trust Property of such Series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

     (b) Limitation of Liability to Trust and Shareholders. No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

     (c) No Liability for Acts of Others. Without limiting the foregoing limitations of liability contained in this Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     (d) Notice in Instruments. Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer on behalf of the Trust shall give notice that this Declaration is on file with the Secretary of the Commonwealth of Massachusetts, shall recite that the same was executed or made by or on behalf of the Trust by them as Trustees or as officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recitals as they or he or she may deem appropriate, but the omission thereof shall not operate to bind any Trustees or officers or Shareholders individually.

     SECTION 9.3. Experts; No Bond or Surety. The Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for merely failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into hereunder. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee's rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     SECTION 9.4. Liability of Third Persons Dealing with the Trust or Trustees. No third Person dealing with the Trust or the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trust or Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

     SECTION 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "'Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

     To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     As used in this Section 9.5, the words "'claim," "'action," "'suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "'liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     SECTION 9.6. Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

     SECTION 9.7. Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

     SECTION 9.8. Derivative Actions. (a) The purpose of this Section 9.8 is to protect the interests of the Trust and its Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and its Shareholders as a result of spurious shareholder demands and derivative actions.

     (b) No Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor (a "derivative action") unless each of the following conditions is met:

          (i) Each Complaining Shareholder was a Shareholder of (A) the Series on behalf of or in the right of which the action is proposed to be brought and (B) a Class of the Series affected by the action or failure to act complained of, to the extent that fewer than all Classes were affected (the "'affected Series or Class"), at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

          (ii) Each Complaining Shareholder was a Shareholder of the affected Series or Class at the time the demand required by subparagraph (iii) below was made;

          (iii) Prior to the commencement of such derivative action, the Complaining Shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected Series or Class (a "'demand"), which demand (A) shall be executed by or on behalf of no less than three Complaining Shareholders, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other Complaining Shareholder executing such written demand and (B) shall include at least the following:

               (1) a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought;

               (2) a statement to the effect that the Complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the affected Series or Class and an explanation of why the Complaining Shareholders believe that to be the case;

               (3) a certification that the requirements of subparagraphs (i) and (ii) of this paragraph (b) have been met, as well as information reasonably designed to allow the Trustees to verify that certification;

               (4) a list of all other derivative or class actions in which any of the Complaining Shareholders is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;

               (5) a certification of the number of Shares of the affected Series or Class owned beneficially or of record by each Complaining Shareholder at the time set forth in subparagraphs (i), (ii) and (iii) of this paragraph (b) and an undertaking that each Complaining Shareholder will be a Shareholder of the affected

          Series or Class as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by any of the Complaining Shareholders of any such Shares within three business days thereof; and

               (6) an acknowledgment of the provisions of paragraphs (f) and (g) of this Section 9.8 below;

          (iv) Shareholders owning Shares representing at least five percent (5%) of the voting power of the affected Series or Class must join in initiating the derivative action; and

          (v) A copy of the proposed derivative complaint must be served on the Trust, assuming the requirements of subparagraphs (i) through (iv) above have already been met and the derivative action has not been barred in accordance with paragraph (d) below.

     (c) Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand or a committee comprised of some or all of such Trustees (the "'independent Trustees") will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust. If, during this 90-day period, those independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period of time that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the "'review period"). Notice of any such decision to extend the review period shall be sent in accordance with the provisions of Section 4.12 hereof to the Complaining Shareholders, or the Shareholders' counsel if represented by counsel, in writing within five business days of any decision to extend the period. Trustees who are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action. A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.

     (d) If the demand has been properly made under paragraph (b) of this
Section 9.8, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust, the demand shall be rejected and the Complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If upon such consideration a majority of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively or permit the Complaining Shareholders to proceed derivatively, provided however that any counsel representing the interests of the Trust shall be approved by the Trustees. The Trustees, or the appropriate officers of the Trust, shall inform the Complaining Shareholders of any decision reached under this paragraph
(d) by sending in accordance with the provisions of Section 4.12 hereof written notice to each Complaining Shareholder, or the Shareholder's counsel, if represented by counsel, within five business days of such decision having been reached.

     (e) If notice of a decision has not been sent to the Complaining Shareholders or the Shareholders' counsel within the time permitted by paragraph
(d) above, and subparagraphs (i) through (v) of paragraph (b) above have been complied with, the Complaining Shareholders shall not be barred by this Declaration from commencing a derivative action.

     (f) A Complaining Shareholder whose demand is rejected pursuant to paragraph (d) above shall be responsible for the costs and expenses (including attorneys' fees) incurred by the Trust in connection with the Trust's consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A Shareholder who commences or maintains a derivative action in violation of this Section 9.8 shall reimburse the Trust for the costs and expenses (including attorneys' fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 9.8. If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys' fees) incurred by the Trust in connection with the action shall be borne by the Shareholders who commenced the action.

     (g) The Trust shall be responsible for payment of attorneys' fees and legal expenses incurred by a Complaining Shareholder in any circumstances only if required by law. The Trust shall not be obligated to pay any attorneys' fees so incurred by a Complaining Shareholder other than fees that are reasonable and that do not exceed an amount calculated using reasonable hourly rates.

     (h) No Shareholder may make demand or commence a derivative action on behalf of any Series of the Trust of which he or she is not a shareholder.

                                    ARTICLE X

                     TERMINATION; MERGERS AND SALE OF ASSETS

     SECTION 10.1. Termination of Trust or Series. (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust or any Series of the Trust may be terminated at any time by the Trustees by written notice to the Shareholders of the Trust or such Series as the case may be.

     (b) Upon the requisite action of the Trustees to terminate the Trust or such Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, as may be determined by the Trustees, which may include the establishment of a liquidating trust or similar vehicle, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust or assets of the particular Series thereof to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Shares of the Trust or such Series in the manner determined by the Trustees, provided that Shareholders of a particular Series shall be entitled to receive a pro rata share of the net assets of such Series only, subject to any variations with respect to Classes of Shares of such Series, if any. Thereupon, the Trust or any affected Series shall terminate, and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series shall be canceled and discharged. The Trustees shall file or cause to be filed any instruments as may be required to be filed with the Commonwealth of Massachusetts or any other governmental office where such filing may be required in connection with the termination of the Trust or any Series thereof.

     (c) Any Class of the Trust may be terminated by the Trustees as provided in
Article IV hereof.

     SECTION 10.2. Sale of Assets; Reorganization. The Trustees may authorize the Trust or any Series or Class thereof to sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class), including its good will, to any one or more business or statutory trusts or other business entities or series or classes thereof (including another Series or Class of the Trust) upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Trust or such Series or Class) as may be authorized by the Trustees. Without limiting the generality of the foregoing, this provision may be utilized to permit the Trust or any Series or Class thereof to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund of funds structure.

     SECTION 10.3. Combination of Classes. The authority of the Trustees under this Article X with respect to the sale of assets or reorganization of any Series of the Trust or any Class thereof is in addition to the authority of the Trustees under Section 4.9 hereof to combine two or more Classes of a Series into a single Class.

                                   ARTICLE XI

                       AMENDMENTS; FILINGS; MISCELLANEOUS

     SECTION 11.1. Amendments to Declaration. (a) The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration, provided, however, that an amendment to any provision of Article V hereof shall require the vote of two-thirds (2/3) of the Trustees then in office.

     (b) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of any Person who is or has been a Shareholder, Trustee, officer, or employee of the Trust, or limit the rights to indemnification or insurance provided in Article IX with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

     SECTION 11.2. Filings; Copies of Declaration; Counterparts; Headings. An original or a copy of this instrument, of each amendment and/or restatement hereto and any Designation executed in accordance with Section 4.9 hereof shall be kept in the office of the Trust where it may be inspected by any Shareholder, and an original or copy shall also be filed by the Trustees with the Secretary of the Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required, provided, however, that the failure to so file will not invalidate this instrument, any properly authorized amendment and/or restatement hereto, or Designation. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments, restatements or Designations have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such amendments, restatements or Designations. This instrument, each amendment and/or restatement hereto and any Designation may be executed in any number of counterparts, each of which shall be deemed an original. Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control.

     SECTION 11.3. Trustees May Resolve Ambiguities. The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

     SECTION 11.4. Applicable Law; Forum Selection; Jury Waiver. (a) The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts, without reference to its conflicts of law rules, as a Massachusetts business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers and privileges afforded to business trusts or actions that may be engaged in by business trusts, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     (b) Notwithstanding the first sentence of Section 11.4(a) hereof, there shall not be applicable to the Trust, the Trustees, or this Declaration any provisions of the laws (statutory or common) of the Commonwealth of Massachusetts (other than Chapter 182 of the Massachusetts General Laws) or any other state pertaining to trusts, including by way of illustration and without limitation, laws that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees, if such laws are inconsistent with the authorities and powers or limitation on liability of the Trustees set forth or referenced in this Declaration.

     (c) No provision of this Declaration shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

     (d) Any action commenced by a Shareholder, directly or derivatively, against or on behalf of the Trust or a Series or Class thereof, its Trustees, officers or employees, shall be brought only in the U.S. District Court for the Southern District of New York or if such action may not be brought in that court, then such action shall be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts (each, a "'Chosen Court"). The Trust, its Trustees, officers, employees and Shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum.

     (e) In any action commenced by a Shareholder against the Trust or any Series or Class thereof, its Trustees or officers, or as a derivative action on behalf of the Trust, or any Series or Class thereof there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

     SECTION 11.5. Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision, in whole or in part, conflicts with the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, or with other applicable laws and regulations, the conflicting provision, or the conflicting part or parts thereof, shall be deemed not to constitute a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Declaration shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such provision, or such part or parts thereof, in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

     SECTION 11.6. Writings. To the fullest extent permitted by applicable law, except as the Trustees may otherwise determine:

     (a) any requirements in this Declaration or in the By-laws that any action be taken by means of any writing, including, without limitation, any written instrument, any written consent or any written agreement, shall be deemed to be satisfied by means of any electronic record in such form that is acceptable to the Trustees provided such form is capable of conversion into a written form within a reasonable time; and

     (b) any requirements in this Declaration or in the By-laws that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is acceptable to the Trustees.

     IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this instrument as of the date first written above.

                                        ----------------------------------------
                                        [Name], as Trustee
                                        [Address]

                                        ----------------------------------------
                                        [Name], as Trustee
                                        [Address]

                                        ----------------------------------------
                                        [Name], as Trustee
                                        [Address]

                                        ----------------------------------------
                                        [Name], as Trustee
                                        [Address]

                                        ----------------------------------------
                                        [Name], as Trustee
                                        [Address]

                                        ----------------------------------------
                                        [Name], as Trustee
                                        [Address]

                                        ----------------------------------------
                                        [Name], as Trustee
                                        [Address]

                                        ----------------------------------------
                                        [Name], as Trustee
                                        [Address]

                                        ----------------------------------------
                                        [Name], as Trustee
                                        [Address]

                                   SCHEDULE A

                    SERIES OF SHARES OF BENEFICIAL INTERESTS
                         (EFFECTIVE AS OF [           ])

     WHEREAS, the Trustees of the Trust, acting pursuant to the Trust's declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a "'Series") pursuant to one or more designations of series (the "'Prior Designations");

     WHEREAS, in connection with the adoption of an Amended and Restated
Declaration of Trust dated as of [          ] (the "'Declaration"), pursuant to
Section 4.9(a) of the Declaration, the previously established and designated Series are hereby included on this Schedule A, which Schedule A shall be deemed an amendment and restatement of the Prior Designations.

     NOW THEREFORE, the following Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

     [          ]

     1. Each Share of each Series is entitled to all the rights and preferences accorded to Shares under the Declaration.

     2. The number of authorized Shares of each Series is unlimited.

     3. Each Series shall be authorized to hold cash, invest in securities, instruments and other property, use investment techniques, and have such goals or objectives as from time to time described in the prospectus and statement of additional information contained in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Series, as the same may be amended and supplemented from time to time ("Prospectus"). Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined in the Declaration) are allocated to such Series), and shall be entitled to receive its pro rata share of the net assets of the Series upon liquidation of the Series, all as set forth in Section 4.9 of the Declaration.

     4. With respect to each Series, (a) the purchase price of the Shares, (b) fees and expenses, (c) qualifications for ownership, if any, (d) the method of determination of the net asset value of the Shares, (e) minimum purchase amounts, if any, (f) minimum account size, if any, (g) the price, terms and manner of redemption of the Shares, (h) any conversion or exchange feature or privilege, (i) the relative dividend rights, and (j) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Series.

     5. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series that have been established by the Trustees or redesignate any of the Series without any action or consent of the Shareholders.

     6. The designation of any Series hereby shall not impair the power of the Trustees from time to time to designate additional Series of Shares of the Trust.

     7. Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

                                   SCHEDULE B

                        DESIGNATION OF CLASSES OF SHARES
                         (EFFECTIVE AS OF [          ])

     WHEREAS, the Trustees of the Trust, acting pursuant to the Trust's declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a "'Series") and have previously established and designated one or more classes of Shares (each, a "'Class") for some or all of the Series pursuant to one or more designations of Classes (the "'Prior Designations");

     WHEREAS, in connection with the adoption of an Amended and Restated
Declaration of Trust dated as of [          ] (the "'Declaration"), pursuant to
Section 4.9(b) of the Declaration, the previously established and designated Classes are hereby included on this Schedule B, which Schedule B shall be deemed an amendment and restatement of the Prior Designations.

     NOW THEREFORE, the following Classes as listed below with respect to the identified Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:


SERIES                                                             CLASSES
------                                                             -------






     1. Each Share of each Class is entitled to all the rights and preferences accorded to Shares under the Declaration.

     2. The number of authorized Shares of each Class is unlimited.

     3. All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and set forth in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Class of such Series, as the same may be amended and supplemented from time to time ("Prospectus"). The Trustees may change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable.

     4. With respect to the Shares of a Class of a Series, (a) the time and method of determining the purchase price, (b) the fees and expenses, (c) the qualifications for ownership, if any, (d) minimum purchase amounts, if any, (e) minimum account size, if any, (f) the price, terms and manner of redemption of,
(g) any conversion or exchange feature or privilege , (h) the relative dividend rights, and (i) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Class of such Series.

     5. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class of a Series that have been established by the Trustees, divide or combine the issued or unissued Shares of any Class of a Series into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class of a Series into one or more Classes of such Series; combine two or more Classes of a Series into a single Class of such Series; in each case without any action or consent of the Shareholders.

     6. The designation of any Class hereby shall not impair the power of the Trustees from time to time to designate additional Classes of Shares of a Series or terminate any one or more Classes of a Series hereby designated.

     7. Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

                                                                      APPENDIX K

        CURRENT AND PROPOSED FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

                                     CHART I
                       COMPARISON OF FUNDAMENTAL POLICIES
                      FOR THE FOLLOWING SERIES OF DIFG AND
                            FOR THE MASTER PORTFOLIOS



THE DIVERSIFIED INVESTORS FUNDS GROUP
  Diversified Investors Money Market Fund  Diversified Investors Growth & Income
  Diversified Investors High Quality Bond  Fund
  Fund                                     Diversified Investors Equity Growth Fund
  Diversified Investors Inflation-         Diversified Investors Aggressive Equity
  Protected Securities Fund                Fund
  Diversified Investors Core Bond Fund     Diversified Investors Mid-Cap Value Fund
  Diversified Investors Total Return Bond  Diversified Investors Mid-Cap Growth Fund
  Fund                                     Diversified Investors Small-Cap Value
  Diversified Investors High Yield Bond    Fund
  Fund                                     Diversified Investors Special Equity Fund
  Diversified Investors Balanced Fund      Diversified Investors Small-Cap Growth
  Diversified Investors Value & Income     Fund
  Fund                                     Diversified Investors International
  Diversified Investors Value Fund         Equity Fund
DIVERSIFIED INVESTORS PORTFOLIOS
  Money Market Portfolio                   Growth & Income Portfolio
  High Quality Bond Portfolio              Equity Growth Portfolio
  Inflation-Protected Securities           Aggressive Equity Portfolio
  Portfolio
  Core Bond Portfolio                      Mid-Cap Value Portfolio
  Total Return Bond Portfolio              Mid-Cap Growth Portfolio
  High Yield Bond Portfolio                Small-Cap Value Portfolio
  Balanced Portfolio                       Special Equity Portfolio
  Value & Income Portfolio                 Small-Cap Growth Portfolio
  Value Portfolio                          International Equity Portfolio




SUBJECT                     CURRENT RESTRICTIONS                 PROPOSED RESTRICTIONS
-------                     --------------------                 ---------------------


BORROWING           The Fund may not borrow money or      The Fund may not borrow money,
                    mortgage or hypothecate assets of     except as permitted under the
                    the Fund, except that in an amount    Investment Company Act of 1940, as
                    not to exceed 1/3 of the current      amended (the "1940 Act"), and as
                    value of the Fund's assets            interpreted, modified or otherwise
                    (including such borrowing) less       permitted by regulatory authority
                    liabilities (not including such       having jurisdiction, from time to
                    borrowing), it may borrow money and   time.
                    enter into reverse repurchase
                    agreements, and except that it may
                    pledge, mortgage or hypothecate not
                    more than 1/3 of such assets to
                    secure such borrowings or reverse
                    repurchase agreements, provided
                    that collateral arrangements with
                    respect to options and futures,
                    including deposits of initial
                    deposit and variation margin, are
                    not considered a pledge of assets
                    for purposes of this restriction
                    and except that assets may be
                    pledged to secure letters of credit
                    solely for the purpose of
                    participating in a captive
                    insurance company sponsored by the
                    Investment Company Institute.
                    For purposes of this restriction,
                    arrangements with respect to
                    securities lending are not treated
                    as borrowing.

SUBJECT                     CURRENT RESTRICTIONS                 PROPOSED RESTRICTIONS
-------                     --------------------                 ---------------------

UNDERWRITING        The Fund may not underwrite           The Fund may not act as an
SECURITIES          securities issued by other persons    underwriter of securities within
                    except insofar as the Trust or the    the meaning of the Securities Act
                    Fund may technically be deemed an     of 1933, as amended, (the
                    underwriter under the 1933 Act in     "Securities Act" or the "1933 Act")
                    selling a portfolio security.         except as permitted under the
                                                          Securities Act, and as interpreted,
                                                          modified or otherwise permitted by
                                                          regulatory authority having
                                                          jurisdiction, from time to time.
                                                          Among other things, to the extent
                                                          that the Fund may be deemed to be
                                                          an underwriter within the meaning
                                                          of the Securities Act, the Fund may
                                                          act as an underwriter of securities
                                                          in connection with the purchase and
                                                          sale of its portfolio securities in
                                                          the ordinary course of pursuing its
                                                          investment objective, investment
                                                          policies and investment program.
REAL ESTATE         The Fund may not purchase or sell     The Fund may not purchase or sell
                    real estate (including limited        real estate or any interests
                    partnership interests but excluding   therein, except as permitted under
                    securities secured by real estate     the 1940 Act, and as interpreted,
                    or interests therein) in the          modified or otherwise permitted by
                    ordinary course of business (the      regulatory authority having
                    Trust may hold and sell, for the      jurisdiction, from time to time.
                    Fund's portfolio, real estate         Notwithstanding this limitation,
                    acquired as a result of the Fund's    the Fund may, among other things,
                    ownership of securities).             (i) acquire or lease office space
                                                          for its own use; (ii) invest in
                                                          securities of issuers that invest
                                                          in real estate or interests
                                                          therein; (iii) invest in mortgage-
                                                          related securities and other
                                                          securities that are secured by real
                                                          estate or interests therein; or
                                                          (iv) hold and sell real estate
                                                          acquired by the portfolio as a
                                                          result of the ownership of
                                                          securities.
SENIOR SECURITIES   The Fund may not issue any senior     The Fund may not issue any senior
                    security (as that term is defined     security, except as permitted under
                    in the 1940 Act) if such issuance     the 1940 Act, and as interpreted,
                    is specifically prohibited by the     modified or otherwise permitted by
                    1940 Act or the rules and             regulatory authority having
                    regulations promulgated thereunder,   jurisdiction, from time to time.
                    provided that collateral
                    arrangements with respect to
                    options and futures, including
                    deposits of initial deposit and
                    variation margin, are not
                    considered to be the issuance of a
                    senior security for purposes of
                    this restriction.
MAKING LOANS        The Fund may not make loans to        The Fund may make loans only as
                    other persons except (a) through      permitted under the 1940 Act, and
                    the lending of the Fund's portfolio   as interpreted, modified or
                    securities and provided that any      otherwise permitted by regulatory
                    such loans not exceed 30% of the      authority having jurisdiction, from
                    Fund's total assets (taken at         time to time.
                    market value), (b) through the use
                    of repurchase agreements or the
                    purchase of short-term obligations
                    or (c) by purchasing debt
                    securities of types distributed
                    publicly or privately.

SUBJECT                     CURRENT RESTRICTIONS                 PROPOSED RESTRICTIONS
-------                     --------------------                 ---------------------

CONCENTRATION OF    The Fund may not concentrate its      The Fund may not "concentrate" its
INVESTMENTS         investments in any particular         investments in a particular
                    industry (excluding U.S. Government   industry or group of industries
                    securities), but if it is deemed      (except the Diversified Investors
                    appropriate for the achievement of    Money Market Fund described below),
                    the Fund's investment objective(s),   except as permitted under the 1940
                    up to 25% of its total assets may     Act, and as interpreted, modified
                    be invested in any one industry       or otherwise permitted by
                    (except that the Money Market Fund    regulatory authority having
                    reserves the freedom of action to     jurisdiction from time to time,
                    concentrate 25% or more of its        provided that, without limiting the
                    assets in obligations of domestic     generality of the foregoing this
                    branches of domestic banks).          limitation will not apply to
                                                          securities issued or guaranteed as
                                                          to principal and/or interest by the
                                                          U.S. Government, its agencies or
                                                          instrumentalities, except that
                                                          Diversified Investors Money Market
                                                          Fund may invest without limitation
                                                          in obligations issued by banks.
COMMODITIES         The Fund may not purchase or sell     The Fund may not purchase physical
                    interests in oil, gas or mineral      commodities or contracts relating
                    leases, commodities or commodity      to physical commodities, except as
                    contracts (except futures and         permitted under the 1940 Act, and
                    option contracts) in the ordinary     as interpreted, modified or
                    course of business.                   otherwise permitted by regulatory
                                                          authority having jurisdiction, from
                                                          time to time.


                                    CHART II
                     COMPARISON OF FUNDAMENTAL POLICIES FOR
                             THE FOLLOWING SERIES OF
                                     DIFG II



Diversified Institutional Money Market     Diversified Institutional Growth & Income
Fund                                       Fund
Diversified Institutional High Quality     Diversified Institutional Equity Growth
Bond Fund                                  Fund
Diversified Institutional Inflation-       Diversified Institutional Aggressive
Protected Securities Fund                  Equity Fund
Diversified Institutional Core Bond Fund   Diversified Institutional Mid-Cap Value
Diversified Institutional Total Return     Fund
Bond Fund                                  Diversified Institutional Mid-Cap Growth
Diversified Institutional High Yield Bond  Fund
Fund                                       Diversified Institutional Small-Cap Value
Diversified Institutional Balanced Fund    Fund
Diversified Institutional Value & Income   Diversified Institutional Special Equity
Fund                                       Fund
Diversified Institutional Value Fund       Diversified Institutional Small-Cap
                                           Growth Fund
                                           Diversified Institutional International
                                           Equity Fund
                                           Diversified Institutional Stock Index
                                           Fund




SUBJECT                     CURRENT RESTRICTIONS                 PROPOSED RESTRICTIONS
-------                     --------------------                 ---------------------


BORROWING           The Fund may not borrow money,        The Fund may not borrow money,
                    except to the extent permitted        except as permitted under the
                    under the 1940 Act, including the     Investment Company Act of 1940, as
                    rules, regulations and any orders     amended (the "1940 Act"), and as
                    obtained thereunder. For purposes     interpreted, modified or otherwise
                    of this restriction, arrangements     permitted by regulatory authority
                    with respect to securities lending    having jurisdiction, from time to
                    are not treated as borrowing.         time.

SUBJECT                     CURRENT RESTRICTIONS                 PROPOSED RESTRICTIONS
-------                     --------------------                 ---------------------

SENIOR SECURITIES   The Fund may not issue any senior     The Fund may not issue any senior
                    security (as that term is defined     security, except as permitted under
                    in the 1940 Act) if such issuance     the 1940 Act, and as interpreted,
                    is specifically prohibited by the     modified or otherwise permitted by
                    1940 Act or the rules and             regulatory authority having
                    regulations promulgated thereunder.   jurisdiction, from time to time.
UNDERWRITING        The Fund may not underwrite           The Fund may not act as an
SECURITIES          securities issued by other persons    underwriter of securities within
                    except insofar as the Diversified     the meaning of the Securities Act
                    Institutional Trust or the Fund may   of 1933, as amended, (the
                    technically be deemed an              "Securities Act" or the "1933 Act")
                    underwriter under the 1933 Act in     except as permitted under the
                    selling a portfolio security.         Securities Act, and as interpreted,
                                                          modified or otherwise permitted by
                                                          regulatory authority having
                                                          jurisdiction, from time to time.
                                                          Among other things, to the extent
                                                          that the Fund may be deemed to be
                                                          an underwriter within the meaning
                                                          of the Securities Act, the Fund may
                                                          act as an underwriter of securities
                                                          in connection with the purchase and
                                                          sale of its portfolio securities in
                                                          the ordinary course of pursuing its
                                                          investment objective, investment
                                                          policies and investment program.
REAL ESTATE         The Fund may not purchase or sell     The Fund may not purchase or sell
                    real estate (including limited        real estate or any interests
                    partnership interests but excluding   therein, except as permitted under
                    securities secured by real estate     the 1940 Act, and as interpreted,
                    or interests therein) in the          modified or otherwise permitted by
                    ordinary course of business (the      regulatory authority having
                    Diversified Institutional Trust may   jurisdiction, from time to time.
                    hold and sell, for the Fund's         Notwithstanding this limitation,
                    portfolio, real estate acquired as    the Fund may, among other things,
                    a result of the Fund's ownership of   (i) acquire or lease office space
                    securities).                          for its own use; (ii) invest in
                                                          securities of issuers that invest
                                                          in real estate or interests
                                                          therein; (iii) invest in mortgage-
                                                          related securities and other
                                                          securities that are secured by real
                                                          estate or interests therein; or
                                                          (iv) hold and sell real estate
                                                          acquired by the portfolio as a
                                                          result of the ownership of
                                                          securities.
MAKING LOANS        The Fund may not make loans to        The Fund may make loans only as
                    other persons except (a) through      permitted under the 1940 Act, and
                    the lending of the Fund's portfolio   as interpreted, modified or
                    securities and provided that any      otherwise permitted by regulatory
                    such loans not exceed 30% of the      authority having jurisdiction, from
                    Fund's total assets (taken at         time to time.
                    market value), (b) through the use
                    of repurchase agreements, fixed
                    time deposits, or the purchase of
                    short-term obligations or (c) by
                    purchasing debt securities of types
                    distributed privately to financial
                    institutions. The purchase of
                    short-term commercial paper or a
                    portion of an issue of debt
                    securities which is part of an
                    issue to the public shall not be
                    considered the making of a loan.

SUBJECT                     CURRENT RESTRICTIONS                 PROPOSED RESTRICTIONS
-------                     --------------------                 ---------------------

CONCENTRATION OF    The Fund may not concentrate its      The Fund may not "concentrate" its
INVESTMENTS         investments in any particular         investments in a particular
                    industry (excluding U.S. Government   industry or group of industries
                    securities), but if it is deemed      (except those Funds listed below),
                    appropriate for the achievement of    except as permitted under the 1940
                    the Fund's investment objective(s),   Act, and as interpreted, modified
                    up to 25% of its total assets may     or otherwise permitted by
                    be invested in any one industry,      regulatory authority having
                    except that positions in futures      jurisdiction from time to time,
                    contacts shall not be subject to      provided that, without limiting the
                    this restriction, (except that the    generality of the foregoing this
                    Money Market Fund reserves the        limitation will not apply to
                    freedom of action to concentrate      securities issued or guaranteed as
                    25% or more of its assets in          to principal and/or interest by the
                    obligations of domestic branches of   U.S. Government, its agencies or
                    domestic banks) and except that       instrumentalities, except that
                    this restriction shall not apply      Diversified Institutional Money
                    with respect to the Stock Index       Market Fund may invest without
                    Fund to any industry in which the     limitation in obligations issued by
                    S&P 500 Index (or any other index     banks, and except that this
                    which the Fund selects to track its   restriction shall not apply with
                    performance) becomes concentrated     respect to Diversified
                    to the extent that the Stock Index    Institutional Stock Index Fund to
                    Fund likewise becomes concentrated.   any industry in which the S&P 500
                                                          Index (or any other index which the
                                                          Stock Index Fund selects to track
                                                          its performance) becomes
                                                          concentrated to the extent that the
                                                          Stock Index Fund likewise becomes
                                                          concentrated.
COMMODITIES         The Fund may not purchase or sell     The Fund may not purchase physical
                    interests in oil, gas or mineral      commodities or contracts relating
                    leases, commodities or commodity      to physical commodities, except as
                    contracts (except futures and         permitted under the 1940 Act, and
                    option contracts) in the ordinary     as interpreted, modified or
                    course of business.                   otherwise permitted by regulatory
                                                          authority having jurisdiction, from
                                                          time to time.


                                    CHART III
                     COMPARISON OF FUNDAMENTAL POLICIES FOR
                         THE STRATEGIC ALLOCATION FUNDS


  THE DIVERSIFIED INVESTORS FUNDS GROUP     THE DIVERSIFIED INVESTORS FUNDS GROUP II
  -------------------------------------     ----------------------------------------


Institutional Short Horizon Strategic      Short Horizon Strategic Allocation Fund
Allocation Fund                            Short/Intermediate Horizon Strategic
Institutional Short/Intermediate Horizon   Allocation Fund
Strategic Allocation Fund                  Intermediate Horizon Strategic Allocation
Institutional Intermediate Horizon         Fund
Strategic Allocation Fund                  Intermediate/Long Horizon Strategic
Institutional Intermediate/Long Horizon    Allocation Fund
Strategic Allocation Fund                  Long Horizon Strategic Allocation Fund
Institutional Long Horizon Strategic
Allocation Fund




SUBJECT                        CURRENT RESTRICTIONS                 PROPOSED RESTRICTIONS
-------                        --------------------                 ---------------------

BORROWING               Each Strategic Allocation Fund may   The Fund may not borrow money,
                        not borrow money, except each Fund   except as permitted under the
                        (other than the Institutional        Investment Company Act of 1940, as
                        Strategic Allocation Funds) may      amended (the "1940 Act"), and as

SUBJECT                        CURRENT RESTRICTIONS                 PROPOSED RESTRICTIONS
-------                        --------------------                 ---------------------

                        borrow as a temporary measure for    interpreted, modified or otherwise
                        extraordinary or emergency           permitted by regulatory authority
                        purposes, and then only in amounts   having jurisdiction, from time to
                        not exceeding 30% of its total       time.
                        assets valued at market. No
                        Institutional Strategic Allocation
                        Fund may borrow money, except to
                        the extent permitted under the
                        1940 Act, including the rules,
                        regulations and any orders
                        obtained thereunder. Each Fund
                        will not borrow in order to
                        increase income (leveraging), but
                        only to facilitate redemption
                        requests which might otherwise
                        require untimely investment
                        liquidations.
SENIOR SECURITIES       Each Strategic Allocation Fund may   The Fund may not issue any senior
                        not issue senior securities          security, except as permitted
                        (except permitted borrowings).       under the 1940 Act, and as
                                                             interpreted, modified or otherwise
                                                             permitted by regulatory authority
                                                             having jurisdiction, from time to
                                                             time.
UNDERWRITING            Each Strategic Allocation Fund may   The Fund may not act as an
SECURITIES              not underwrite securities issued     underwriter of securities within
                        by other persons, except to the      the meaning of the Securities Act
                        extent the Funds may be deemed to    of 1933, as amended, (the
                        be underwriters within the meaning   "Securities Act" or the "1933
                        of the Securities Act of 1933 in     Act") except as permitted under
                        connection with the purchase and     the Securities Act, and as
                        sale of their portfolio securities   interpreted, modified or otherwise
                        in the ordinary course of pursuing   permitted by regulatory authority
                        their investment programs.           having jurisdiction, from time to
                                                             time. Among other things, to the
                                                             extent that the Fund may be deemed
                                                             to be an underwriter within the
                                                             meaning of the Securities Act, the
                                                             Fund may act as an underwriter of
                                                             securities in connection with the
                                                             purchase and sale of its portfolio
                                                             securities in the ordinary course
                                                             of pursuing its investment
                                                             objective, investment policies and
                                                             investment program.
REAL ESTATE             Each Strategic Allocation Fund may   The Fund may not purchase or sell
                        not purchase or sell real estate.    real estate or any interests
                                                             therein, except as permitted under
                                                             the 1940 Act, and as interpreted,
                                                             modified or otherwise permitted by
                                                             regulatory authority having
                                                             jurisdiction, from time to time.
                                                             Notwithstanding this limitation,
                                                             the Fund may, among other things,
                                                             (i) acquire or lease office space
                                                             for its own use; (ii) invest in
                                                             securities of issuers that invest
                                                             in real estate or interests
                                                             therein; (iii) invest in mortgage-
                                                             related securities and other
                                                             securities that are secured by
                                                             real estate or interests therein;
                                                             or (iv) hold and sell real estate
                                                             acquired by the portfolio as a
                                                             result of the ownership of
                                                             securities.
MAKING LOANS            Each Strategic Allocation Fund may   The Fund may make loans only as
                        not make loans, although the         permitted under the 1940 Act, and
                        underlying Portfolios may purchase   as interpreted, modified or
                        money market securities and enter    otherwise permitted by regulatory
                        into repurchase agreements.          authority having jurisdiction,
                                                             from time to time.

SUBJECT                        CURRENT RESTRICTIONS                 PROPOSED RESTRICTIONS
-------                        --------------------                 ---------------------

CONCENTRATION OF        No stated policy.                    The Fund may not "concentrate" its
INVESTMENTS                                                  investments in a particular
                                                             industry or group of industries,
                                                             except as permitted under the 1940
                                                             Act, and as interpreted, modified
                                                             or otherwise permitted by
                                                             regulatory authority having
                                                             jurisdiction from time to time,
                                                             provided that, without limiting
                                                             the generality of the foregoing
                                                             this limitation will not apply to
                                                             securities issued or guaranteed as
                                                             to principal and/or interest by
                                                             the U.S. Government, its agencies
                                                             or instrumentalities.
COMMODITIES             No stated policy.                    The Fund may not purchase physical
                                                             commodities or contracts relating
                                                             to physical commodities, except as
                                                             permitted under the 1940 Act, and
                                                             as interpreted, modified or
                                                             otherwise permitted by regulatory
                                                             authority having jurisdiction,
                                                             from time to time.
PURCHASING SECURITIES   Each Strategic Allocation Fund may   To be removed.
ON MARGIN               not purchase securities on margin.
PLEDGING                Each Strategic Allocation Fund may   To be removed.
                        not mortgage, pledge, hypothecate
                        or, in any manner, transfer any
                        security owned by the Funds as
                        security for indebtedness except
                        as may be necessary in connection
                        with permissible borrowings, in
                        which event such mortgaging,
                        pledging, or hypothecating may not
                        exceed 30% of each Fund's total
                        assets, valued at market.
SHORT SALES             Each Strategic Allocation Fund may   To be removed.
                        not effect short sales of
                        securities.
FUTURES AND             Each Strategic Allocation Fund may   To be removed.
OPTIONS                 engage in futures and options
                        transactions through investments
                        in the underlying Funds.


                                    CHART IV
                     COMPARISON OF FUNDAMENTAL POLICIES FOR
                          THE STRATEGIC VARIABLE FUNDS


SUBJECT                         CURRENT RESTRICTION                 PROPOSED RESTRICTIONS
-------                         -------------------                 ---------------------


BORROWING               Each Strategic Variable Funds        The Fund may not borrow money,
                        Subaccount may not borrow money,     except as permitted under the
                        except each Strategic Variable       Investment Company Act of 1940, as
                        Funds Subaccount may borrow as a     amended (the "1940 Act"), and as
                        temporary measure for                interpreted, modified or otherwise
                        extraordinary or emergency           permitted by regulatory authority
                        purposes, and then only in amounts   having jurisdiction, from time to
                        not exceeding 30% of its total       time.
                        assets valued at market. Each
                        Strategic Variable Funds
                        Subaccount will not borrow in
                        order to increase income
                        (leveraging), but only to
                        facilitate redemption requests
                        which might otherwise require
                        untimely investment liquidations.
SENIOR SECURITIES       Each Strategic Variable Funds        The Fund may not issue any senior
                        Subaccount may not issue senior      security, except as permitted
                        securities (except permitted         under the 1940 Act, and as
                        borrowings).                         interpreted, modified or otherwise
                                                             permitted by regulatory authority
                                                             having jurisdiction, from time to
                                                             time.

SUBJECT                         CURRENT RESTRICTION                 PROPOSED RESTRICTIONS
-------                         -------------------                 ---------------------

UNDERWRITING            Each Strategic Variable Funds        The Fund may not act as an
SECURITIES              Subaccount may not underwrite        underwriter of securities within
                        securities issued by other           the meaning of the Securities Act
                        persons, except to the extent that   of 1933, as amended, (the
                        the Strategic Variable Funds         ''Securities Act" or the "1933
                        Account or Subaccounts may be        Act") except as permitted under
                        deemed to be underwriters within     the Securities Act, and as
                        the meaning of the Securities Act    interpreted, modified or otherwise
                        of 1933 in connection with the       permitted by regulatory authority
                        purchase and sale of their           having jurisdiction, from time to
                        portfolio securities in the          time. Among other things, to the
                        ordinary course of pursuing their    extent that the Fund may be deemed
                        investment programs.                 to be an underwriter within the
                                                             meaning of the Securities Act, the
                                                             Fund may act as an underwriter of
                                                             securities in connection with the
                                                             purchase and sale of its portfolio
                                                             securities in the ordinary course
                                                             of pursuing its investment
                                                             objective, investment policies and
                                                             investment program.
REAL ESTATE             Each Strategic Variable Funds        The Fund may not purchase or sell
                        Subaccount may not purchase or       real estate or any interests
                        sell real estate.                    therein, except as permitted under
                                                             the 1940 Act, and as interpreted,
                                                             modified or otherwise permitted by
                                                             regulatory authority having
                                                             jurisdiction, from time to time.
                                                             Notwithstanding this limitation,
                                                             the Fund may, among other things,
                                                             (i) acquire or lease office space
                                                             for its own use; (ii) invest in
                                                             securities of issuers that invest
                                                             in real estate or interests
                                                             therein; (iii) invest in mortgage-
                                                             related securities and other
                                                             securities that are secured by
                                                             real estate or interests therein;
                                                             or (iv) hold and sell real estate
                                                             acquired by the portfolio as a
                                                             result of the ownership of
                                                             securities.
MAKING LOANS            Each Strategic Variable Funds        The Fund may make loans only as
                        Subaccount may not make loans,       permitted under the 1940 Act, and
                        although the Portfolios through      as interpreted, modified or
                        which the Strategic Variable Funds   otherwise permitted by regulatory
                        Subaccounts invest may purchase      authority having jurisdiction,
                        money market securities and enter    from time to time.
                        into repurchase agreements.
CONCENTRATION OF        No stated policy.                    The Fund may not "concentrate" its
INVESTMENTS                                                  investments in a particular
                                                             industry or group of industries,
                                                             except as permitted under the 1940
                                                             Act, and as interpreted, modified
                                                             or otherwise permitted by
                                                             regulatory authority having
                                                             jurisdiction from time to time,
                                                             provided that, without limiting
                                                             the generality of the foregoing
                                                             this limitation will not apply to
                                                             securities issued or guaranteed as
                                                             to principal and/or interest by
                                                             the U.S. Government, its agencies
                                                             or instrumentalities.
COMMODITIES             No stated policy.                    The Fund may not purchase physical
                                                             commodities or contracts relating
                                                             to physical commodities, except as
                                                             permitted under the 1940 Act, and
                                                             as interpreted, modified or
                                                             otherwise permitted by regulatory
                                                             authority having jurisdiction,
                                                             from time to time.

SUBJECT                         CURRENT RESTRICTION                 PROPOSED RESTRICTIONS
-------                         -------------------                 ---------------------

PURCHASING SECURITIES   Each Strategic Variable Funds        To be removed.
ON MARGIN               Subaccount may not purchase
                        securities on margin.
PLEDGING                Each Strategic Variable Funds        To be removed.
                        Subaccount may not mortgage,
                        pledge, hypothecate or, in any
                        manner, transfer any security
                        owned by the Strategic Variable
                        Funds Subaccounts as security for
                        indebtedness except as may be
                        necessary in connection with
                        permissible borrowings, in which
                        event such mortgaging, pledging,
                        or hypothecating may not exceed
                        30% of each Subaccount's total
                        assets, valued at market.
SHORT SALES             Each Strategic Variable Funds        To be removed.
                        Subaccount may not effect short
                        sales of securities.
FUTURES AND             Each Strategic Variable Funds        To be removed.
OPTIONS                 Subaccount may engage in futures
                        and options transactions through
                        investments in the Diversified
                        Portfolios.


                                     CHART V
                     COMPARISON OF FUNDAMENTAL POLICIES FOR
                     DIVERSIFIED INVESTORS STOCK INDEX FUND,
                                A SERIES OF DIFG


SUBJECT                     CURRENT RESTRICTIONS                 PROPOSED RESTRICTIONS
-------                     --------------------                 ---------------------


BORROWING           The Fund may not borrow money,        The Fund may not borrow money,
                    except that as a temporary measure    except as permitted under the
                    for extraordinary or emergency        Investment Company Act of 1940, as
                    purposes it may borrow in an amount   amended (the "1940 Act"), and as
                    not to exceed 1/3 of the current      interpreted, modified or otherwise
                    value of its net assets, including    permitted by regulatory authority
                    the amount borrowed, or purchase      having jurisdiction, from time to
                    any securities at any time at which   time.
                    borrowings exceed 5% of the total
                    assets of the Fund taken at market
                    value. It is intended that the Fund
                    would borrow money only from banks
                    and only to accommodate requests
                    for the repurchase of shares of the
                    Fund while effecting an orderly
                    liquidation of portfolio
                    securities.
SENIOR SECURITIES   The Fund may not issue any senior     The Fund may not issue any senior
                    security (as that term is defined     security, except as permitted under
                    in the 1940 Act) if such issuance     the 1940 Act, and as interpreted,
                    is specifically prohibited by the     modified or otherwise permitted by
                    1940 Act or the rules and             regulatory authority having
                    regulations promulgated thereunder.   jurisdiction, from time to time.

SUBJECT                     CURRENT RESTRICTIONS                 PROPOSED RESTRICTIONS
-------                     --------------------                 ---------------------

UNDERWRITING        The Fund may not underwrite           The Fund may not act as an
SECURITIES          securities issued by other persons    underwriter of securities within
                    except that all or any portion of     the meaning of the Securities Act
                    the assets of the Fund may be         of 1933, as amended, (the
                    invested in one or more investment    "Securities Act" or the "1933 Act")
                    companies, to the extent not          except as permitted under the
                    prohibited by the 1940 Act, the       Securities Act, and as interpreted,
                    rules and regulations thereunder,     modified or otherwise permitted by
                    and exemptive orders granted under    regulatory authority having
                    such Act, and except insofar as the   jurisdiction, from time to time.
                    Fund may technically be deemed an     Among other things, to the extent
                    underwriter under the Securities      that the Fund may be deemed to be
                    Act in selling a security.            an underwriter within the meaning
                                                          of the Securities Act, the Fund may
                                                          act as an underwriter of securities
                                                          in connection with the purchase and
                                                          sale of its portfolio securities in
                                                          the ordinary course of pursuing its
                                                          investment objective, investment
                                                          policies and investment program.
REAL ESTATE         The Fund may not purchase or sell     The Fund may not purchase or sell
                    real estate (including limited        real estate or any interests
                    partnership interests but excluding   therein, except as permitted under
                    securities secured by real estate     the 1940 Act, and as interpreted,
                    or interests therein) in the          modified or otherwise permitted by
                    ordinary course of business (the      regulatory authority having
                    Fund reserves the freedom of action   jurisdiction, from time to time.
                    to hold and to sell real estate       Notwithstanding this limitation,
                    acquired as a result of the           the Fund may, among other things,
                    ownership of securities by the        (i) acquire or lease office space
                    Fund).                                for its own use; (ii) invest in
                                                          securities of issuers that invest
                                                          in real estate or interests
                                                          therein; (iii) invest in mortgage-
                                                          related securities and other
                                                          securities that are secured by real
                                                          estate or interests therein; or
                                                          (iv) hold and sell real estate
                                                          acquired by the portfolio as a
                                                          result of the ownership of
                                                          securities.
MAKING LOANS        The Fund may not make loans to        The Fund may make loans only as
                    other persons except (a) through      permitted under the 1940 Act, and
                    the lending of its portfolio          as interpreted, modified or
                    securities and provided that any      otherwise permitted by regulatory
                    such loan not exceed 30% of the       authority having jurisdiction, from
                    Fund's total assets (taken at         time to time.
                    market value), (b) through the use
                    of repurchase agreements or fixed
                    time deposits or the purchase of
                    short-term obligations or (c) by
                    purchasing all or a portion of an
                    issue of debt securities of types
                    commonly distributed privately to
                    financial institutions. The
                    purchase of short-term commercial
                    paper or a portion of an issue of
                    debt securities which is part of an
                    issue to the public shall not be
                    considered the making of a loan.

SUBJECT                     CURRENT RESTRICTIONS                 PROPOSED RESTRICTIONS
-------                     --------------------                 ---------------------

CONCENTRATION OF    The Fund may not concentrate its      The Fund may not "concentrate" its
INVESTMENTS         investments in any particular         investments in a particular
                    industry, but if it is deemed         industry or group of industries
                    appropriate for the achievement of    (except the Fund described below),
                    the Fund's investment objective, up   except as permitted under the 1940
                    to 25% of its assets, at market       Act, and as interpreted, modified
                    value at the time of each             or otherwise permitted by
                    investment, may be invested in any    regulatory authority having
                    one industry, except that positions   jurisdiction from time to time,
                    in futures contracts shall not be     provided that, without limiting the
                    subject to this restriction and       generality of the foregoing this
                    except that this restriction shall    limitation will not apply to
                    not apply to any industry in which    securities issued or guaranteed as
                    the S&P 500 Index (or any other       to principal and/or interest by the
                    index which the Fund selects to       U.S. Government, its agencies or
                    track its performance) becomes        instrumentalities, except that this
                    concentrated to the extent the Fund   restriction shall not apply with
                    likewise becomes concentrated.        respect to Diversified Investors
                                                          Stock Index Fund to any industry in
                                                          which the S&P 500 Index (or any
                                                          other index which the Stock Index
                                                          Fund selects to track its
                                                          performance) becomes concentrated
                                                          to the extent that the Stock Index
                                                          Fund likewise becomes concentrated.
COMMODITIES         The Fund may not purchase or sell     The Fund may not purchase physical
                    interests in oil, gas or mineral      commodities or contracts relating
                    leases, commodities or commodity      to physical commodities, except as
                    contracts in the ordinary course of   permitted under the 1940 Act, and
                    business (the foregoing shall not     as interpreted, modified or
                    be deemed to preclude the Fund from   otherwise permitted by regulatory
                    purchasing or selling futures         authority having jurisdiction, from
                    contracts or options thereon).        time to time.

                                                                      APPENDIX L

                                 [NAME OF TRUST]

                    FORM OF PLAN OF DISTRIBUTION PURSUANT TO
               RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

                               [          ], 2007

     WHEREAS, [Name of Trust], a [Form of Organization] ("Trust"), is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end investment management company, and offers for public sale shares of beneficial interest; and

     WHEREAS, the Trust wishes to adopt a Plan of Distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act for each series of the Trust (each a "Fund" and collectively, the "Funds") listed on Schedule A hereto.

     NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act with respect to those classes of shares (each a "Class") of the Funds, or if a Fund's shares have not been divided into classes, the Fund itself (in this capacity, a "Series"), listed on Schedule A hereto.

     SECTION 1.  Annual Fee.

     (a) Service and Distribution Fee. For each Fund with one or more Classes, the Fund may pay to one or more principal underwriters, broker-dealers, financial intermediaries (which may include banks), and others that enter into a distribution, underwriting, selling or service agreement with respect to shares of a Fund or Class thereof (each of the foregoing a "Servicing Party") a service and distribution fee, provided that the aggregate amount of all such payments with respect to a particular Class does not exceed an amount calculated at the annual rate set forth in Schedule A for that Class.

     For each Series, the Series may pay to one or more Servicing Parties a service and distribution fee, provided that the aggregate amount of all such payments with respect to the Series does not exceed an amount calculated at the annual rate set forth in Schedule A for that Fund. For each Series, the remaining provisions of this Plan that speak in terms of Classes shall apply mutatis mutandis to the Series.

     (b) Payment of Fees. The service and distribution fee (the "Service Fees") described above will be calculated daily and paid monthly by each Fund with respect to each Class as provided in Schedule A.

     The Trust is authorized to engage in the activities listed herein either directly or through other entities.

     SECTION 2.  Expenses Covered by the Plan.

     With respect to the fees payable by each Class, the Service Fees for a Class may be used by a Servicing Party for expenses related to that Class, including without limitation: (a) costs of printing and distributing the Fund's prospectuses, statements of additional information and reports to prospective investors in the Fund; (b) advertising expenses and costs involved in preparing, printing and distributing sales literature pertaining to the Fund and reports for persons other than existing shareholders; (c) an allocation of overhead and other branch office distribution-related expenses of a Servicing Party, including but not limited to, office space and equipment, and communication facilities; (d) payments made to, and expenses of, a Servicing Party (including on behalf of its financial consultants) and other persons who provide support or personal services to Fund shareholders in connection with the distribution of the Fund's shares, including but not limited to, salary, commissions (including trail or maintenance commissions calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the Servicing Party), travel and related expenses of sales employees or agents of a Servicing Party, and expenses of the following: answering routine inquiries regarding the Fund and its operations, processing shareholder transactions, promotional, advertising or marketing activity, sub-accounting and recordkeeping services (in excess of ordinary payments made to the Fund's transfer agent or other recordkeeper), obtaining shareholder information and providing information about the Fund, asset allocation services, compensating sales personnel, maintaining and servicing shareholder accounts (including the payment of a continuing fee to financial consultants); and (e) interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing; provided, however, that (i) the Service Fee for a particular Class that may be used by the Servicing Party to cover expenses primarily intended to result in the sale of shares of that Class, including, without limitation, payments to the Servicing Party and other persons as compensation for the sale of the shares (including payments that may be deemed to be selling concessions or commissions) may not exceed the maximum amount, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD ("Rule 2830"), and (ii) the Service Fee for a particular Class that may be used by the Servicing Party to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts may not exceed the maximum amount, if any, as may from time to time be permitted for such services under Rule 2830.

     The Servicing Party may retain any portions of the Service Fees in excess of its expenses incurred.

     It is recognized that a Fund's investment adviser, principal underwriter, a Servicing Party, or an affiliate of the foregoing may use its management or advisory fee revenues, past profits or its resources from any other source, to make payment to a Servicing Party or any other entity with respect to any expenses incurred in connection with the distribution or marketing and sales of the Fund's shares, including the activities referred to above. [Notwithstanding any language to the contrary contained herein, to the extent that any payments made by the Fund to its adviser or any affiliate thereof, including payments made from such adviser or affiliate's management or advisory fee or administrative fee or payments made for shareholder services, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Fund shares, then such payments shall be deemed to be authorized by this Plan but shall not be subject to the limitations set forth in Section 1.]

     It is further recognized that a Fund will enter into normal and customary custodial, transfer agency, recordkeeping and dividend disbursing agency and other service provider arrangements, and make separate payments under the terms and conditions of those arrangements. These arrangements shall not ordinarily be deemed to be a part of this Plan.

     SECTION 3.  Sales Charges

     It is understood that, under certain circumstances, as disclosed in a Fund's prospectus, an initial sales charge may be paid by investors who purchase Fund shares, and the Fund may pay to the Servicing Party, or the Fund may permit such persons to retain, as the case may be, such sales charge as fully or partial compensation for their services in connection with the sale of Fund shares. It is also understood that, under certain circumstances, as disclosed in a Fund's prospectus, the Fund or the Servicing Party may impose certain deferred sales charges in connection with the repurchase of such Fund shares, and the Fund may pay to a Servicing Party, or the Fund may permit such persons to retain, as the case may be, all or any portion of such deferred sales charges.

     SECTION 4.  Approval by Shareholders.

     Except to the extent that, in accordance with Section 8 below, this Plan amends an existing plan adopted pursuant to the Rule with respect to a Fund or Class, the Plan will not take effect, and no fee will be payable in accordance with Section 1 of the Plan, with respect to a Class of a Fund until the Plan has been approved by a vote of at least a majority of the outstanding voting securities of that Class. The Plan will be deemed to have been approved with respect to a Class of each Fund so long as a majority of the outstanding voting securities of that Class votes for the approval of the Plan, notwithstanding that: (a) the Plan has not been approved by a majority of the outstanding voting securities of any other Class, or (b) the Plan has not been approved by a majority of the outstanding voting securities of the Fund.

     SECTION 5.  Approval by Trustees.

     Neither the Plan nor any related agreements will take effect, with respect to a Class of a Fund, until approved by a majority vote of both (a) the Board of Trustees ("Board") and (b) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements.

     SECTION 6.  Continuance of the Plan.

     The Plan shall continue in effect with respect to each Class for so long as such continuance is specifically approved at least annually by the Trustees of the Trust and by a majority of the Qualified Trustees in accordance with Section 5.

     SECTION 7.  Termination.

     The Plan may be terminated at any time with respect to a Class of a Fund
(i) by the Fund without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the applicable Class of the Fund or (ii) by a majority vote of the Qualified Trustees. The Plan may remain in effect with respect to a particular Class of a Fund even if the Plan has been terminated in accordance with this Section 7 with respect to any other Class of the Fund.

     SECTION 8.  Amendments.

     The Plan may not be amended with respect to any Class so as to increase materially the amount to be spent for distribution, unless such amendment is approved by a vote of holders of at least a majority of the outstanding voting securities of that Class. No material amendment to the Plan may be made unless approved by the Trust's Board in the manner described in Section 5.

     SECTION 9.  Selection of Certain Trustees.

     While the Plan is in effect, the Trust shall comply with Rule 12b-1(c).

     SECTION 10.  Written Reports.

     In each year during which the Plan remains in effect, the officers of the Fund will prepare and furnish to the Trust's Board and the Board will review, at least quarterly, written reports complying with the requirements of the Rule, which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

     SECTION 11.  Preservation of Materials.

     The Trust will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 10, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan.

     SECTION 12.  Meanings of Certain Terms.

     As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Trust under the 1940 Act, by the Securities and Exchange Commission, or as interpreted by the Commission.

     SECTION 13.  Limitation of Liability

     The Trust's Declaration of Trust is on file with the [Secretary of State of Delaware] [Office of the Secretary of the Commonwealth of Massachusetts], and notice is hereby given that this Plan has been adopted on behalf of the Fund by the Trustees of the Trust in their capacity as Trustees of the Trust and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

     SECTION 14.  Severability

     The provisions of the Plan are severable for each Fund and Class covered by this Plan, and actions taken with respect to a Plan in conformity with the Rule will be taken separately for each such Fund or Class.

     SECTION 15.  Governing Law

     This plan shall be governed by, and construed in accordance with, the laws
of the [State of           ] and the applicable provisions of the 1940 Act.

                                   SCHEDULE A



                                                 CLASS
FUND                                        (IF APPLICABLE)            SERVICE AND DISTRIBUTION FEE
----                                        ---------------            ----------------------------







                                                                      APPENDIX M

           AUDIT FEES, AUDIT-RELATED FEES, TAX FEES AND ALL OTHER FEES

     Please note that none of the Funds paid any audit-related fees or any other fees to the Funds' independent registered public accounting firm during the fiscal years ended December 31, 2005 and December 31, 2006.


                                                       AUDIT FEES                   TAX FEES
                                               -------------------------   -------------------------
                                                   FYE           FYE           FYE           FYE
FUND                                           12/31/06($)   12/31/05($)   12/31/06($)   12/31/05($)
----                                           -----------   -----------   -----------   -----------


THE DIVERSIFIED INVESTORS FUNDS GROUP
Diversified Investors Money Market Fund......      2,700         5,100        6,300         5,950
Diversified Investors High Quality Bond
  Fund.......................................      2,700         2,550        7,200         4,675
Diversified Investors Inflation-Protected
  Securities Fund............................      2,700         2,550        7,200         4,675
Diversified Investors Core Bond Fund.........      2,700         2,550        8,300         4,675
Diversified Investors Total Return Bond
  Fund.......................................      2,700         2,550        7,200         4,675
Diversified Investors High Yield Bond Fund...      2,700         5,100        6,300         5,950
Diversified Investors Balanced Fund..........      2,700         2,550        7,200         4,675
Diversified Investors Value & Income Fund....      2,700         5,100        6,300         5,950
Diversified Investors Value Fund.............      2,700         2,550        7,200         4,675
Diversified Investors Growth & Income Fund...      2,700         2,550        7,200         4,675
Diversified Investors Equity Growth Fund.....      2,700         5,100        6,300         5,950
Diversified Investors Aggressive Equity
  Fund.......................................      2,700         2,550        7,200         4,675
Diversified Investors Mid-Cap Value Fund.....      2,700         2,550        8,600         4,675
Diversified Investors Mid-Cap Growth Fund....      2,700         2,550        7,200         4,675
Diversified Investors Small-Cap Value Fund...      2,700         2,550        7,200         4,675
Diversified Investors Special Equity Fund....      2,700         5,100        6,300         5,950
Diversified Investors Small-Cap Growth Fund..      2,700         2,550        8,600         4,675
Diversified Investors International Equity
  Fund.......................................      2,700         5,100        6,300         5,950
Diversified Investors Stock Index Fund.......      2,700         2,550        7,200         4,675
Institutional Short Horizon Strategic
  Allocation Fund............................      4,830         4,600        2,550         2,500
Institutional Short/Intermediate Horizon
  Strategic Allocation Fund..................      4,830         4,600        2,550         2,500
Institutional Intermediate Horizon Strategic
  Allocation Fund............................      4,830         4,600        2,550         2,500
Institutional Intermediate/Long Horizon
  Strategic Allocation Fund..................      4,830         4,600        2,550         2,500
Institutional Long Horizon Strategic
  Allocation Fund............................      4,830         4,600        2,550         2,500
THE DIVERSIFIED INVESTORS FUNDS GROUP II
Diversified Institutional Money Market Fund..      2,700         2,550        7,200         4,675
Diversified Institutional High Quality Bond
  Fund.......................................      2,700         2,550        7,200         4,675
Diversified Institutional Inflation-Protected
  Securities Fund............................      2,700         2,550        7,200         4,675
Diversified Institutional Core Bond Fund.....      2,700         2,550        7,200         4,675
Diversified Institutional Total Return Bond
  Fund.......................................      2,700         2,550        7,200         4,675
Diversified Institutional High Yield Bond
  Fund.......................................      2,700         2,550        7,200         4,675
Diversified Institutional Balanced Fund......      2,700         2,550        7,200         4,675
Diversified Institutional Value & Income
  Fund.......................................      2,700         2,550        7,900         4,675

                                                       AUDIT FEES                   TAX FEES
                                               -------------------------   -------------------------
                                                   FYE           FYE           FYE           FYE
FUND                                           12/31/06($)   12/31/05($)   12/31/06($)   12/31/05($)
----                                           -----------   -----------   -----------   -----------

Diversified Institutional Value Fund.........      2,700         2,550        7,200         4,675
Diversified Institutional Growth & Income
  Fund.......................................      2,700         2,550        7,200         4,675
Diversified Institutional Equity Growth
  Fund.......................................      2,700         2,550        7,200         4,675
Diversified Institutional Aggressive Equity
  Fund.......................................      2,700         2,550        7,200         4,675
Diversified Institutional Mid-Cap Value
  Fund.......................................      2,700         2,550        8,600         4,675
Diversified Institutional Mid-Cap Growth
  Fund.......................................      2,700         2,550        7,200         4,675
Diversified Institutional Small-Cap Value
  Fund.......................................      2,700         2,550        7,200         4,675
Diversified Institutional Special Equity
  Fund.......................................      2,700         2,550        8,300         4,675
Diversified Institutional Small-Cap Growth
  Fund.......................................      2,700         2,550        8,500         4,675
Diversified Institutional International
  Equity Fund................................      2,700         2,550        8,400         4,675
Diversified Institutional Stock Index Fund...      2,700         2,550        7,200         4,675
Short Horizon Strategic Allocation Fund......      4,830         4,600        2,550         2,500
Short/Intermediate Horizon Strategic
  Allocation Fund............................      4,830         4,600        2,550         2,500
Intermediate Horizon Strategic Allocation
  Fund.......................................      4,830         4,600        2,550         2,500
Intermediate/Long Horizon Strategic
  Allocation Fund............................      4,830         4,600        2,550         2,500
Long Horizon Strategic Allocation Fund.......      4,830         4,600        2,550         2,500
DIVERSIFIED INVESTORS STRATEGIC VARIABLE
  FUNDS
Short Horizon Strategic Allocation Variable
  Fund.......................................      5,000         4,800            0             0
Intermediate Horizon Strategic Allocation
  Variable Fund..............................      5,000         4,800            0             0
Intermediate/Long Horizon Strategic
  Allocation Variable Fund...................      5,000         4,800            0             0
DIVERSIFIED INVESTORS PORTFOLIOS
Money Market Portfolio.......................     21,420        20,400        4,050         3,550
High Quality Bond Portfolio..................     23,520        22,400        4,050         3,550
Inflation-Protected Securities Portfolio.....     23,520        22,400        4,050         3,550
Core Bond Portfolio..........................     26,775        25,500        4,050         3,550
Total Return Bond Portfolio..................     26,775        25,500        4,050         3,550
High Yield Bond Portfolio....................     23,520        22,400        4,050         3,550
Balanced Portfolio...........................     24,675        23,500        4,050         3,550
Value & Income Portfolio.....................     26,775        25,500        4,050         3,550
Value Portfolio..............................     26,775        25,500        4,050         3,550
Growth & Income Portfolio....................     24,675        23,500        4,050         3,550
Equity Growth Portfolio......................     26,775        25,500        4,050         3,550
Aggressive Equity Portfolio..................     22,470        21,400        4,050         3,550
Mid-Cap Value Portfolio......................     19,215        18,300        4,050         3,550
Mid-Cap Growth Portfolio.....................     19,215        18,300        4,050         3,550
Small-Cap Value Portfolio....................     19,215        18,300        4,050         3,550
Special Equity Portfolio.....................     26,775        25,500        4,050         3,550
Small-Cap Growth Portfolio...................     19,215        18,300        4,050         3,550
International Equity Portfolio...............     29,150        27,500        4,050         3,550

                                                                      APPENDIX N

    BENEFICIAL OWNERS OF 5% OR MORE OF THE OUTSTANDING INTERESTS OF THE FUNDS

     As of August 15, 2007, the following persons owned of record the amounts indicated of each applicable Fund:


                                                     PERCENTAGE
FUND                                                OWNERSHIP(%)      NAME        ADDRESS
----                                                ------------   ----------   ----------


THE DIVERSIFIED INVESTORS FUNDS GROUP
Diversified Investors Money Market Fund...........
Diversified Investors High Quality Bond Fund......
Diversified Investors Inflation-Protected
  Securities Fund.................................
Diversified Investors Core Bond Fund..............
Diversified Investors Total Return Bond Fund......
Diversified Investors High Yield Bond Fund........
Diversified Investors Balanced Fund...............
Diversified Investors Value & Income Fund.........
Diversified Investors Value Fund..................
Diversified Investors Growth & Income Fund........
Diversified Investors Equity Growth Fund..........
Diversified Investors Aggressive Equity Fund......
Diversified Investors Mid-Cap Value Fund..........
Diversified Investors Mid-Cap Growth Fund.........
Diversified Investors Small-Cap Value Fund........
Diversified Investors Special Equity Fund.........
Diversified Investors Small-Cap Growth Fund.......
Diversified Investors International Equity Fund...
Diversified Investors Stock Index Fund............
Institutional Short Horizon Strategic Allocation
  Fund............................................
Institutional Short/Intermediate Horizon Strategic
  Allocation Fund.................................
Institutional Intermediate Horizon Strategic
  Allocation Fund.................................
Institutional Intermediate/Long Horizon Strategic
  Allocation Fund.................................
Institutional Long Horizon Strategic Allocation
  Fund............................................
THE DIVERSIFIED INVESTORS FUNDS GROUP II
Diversified Institutional Money Market Fund.......
Diversified Institutional High Quality Bond Fund..
Diversified Institutional Inflation-Protected
  Securities Fund.................................
Diversified Institutional Core Bond Fund..........
Diversified Institutional Total Return Bond Fund..
Diversified Institutional High Yield Bond Fund....
Diversified Institutional Balanced Fund...........
Diversified Institutional Value & Income Fund.....
Diversified Institutional Value Fund..............
Diversified Institutional Growth & Income Fund....
Diversified Institutional Equity Growth Fund......
Diversified Institutional Aggressive Equity Fund..
Diversified Institutional Mid-Cap Value Fund......

                                                     PERCENTAGE
FUND                                                OWNERSHIP(%)      NAME        ADDRESS
----                                                ------------   ----------   ----------

Diversified Institutional Mid-Cap Growth Fund.....
Diversified Institutional Small-Cap Value Fund....
Diversified Institutional Special Equity Fund.....
Diversified Institutional Small-Cap Growth Fund...
Diversified Institutional International Equity
  Fund............................................
Diversified Institutional Stock Index Fund........
Short Horizon Strategic Allocation Fund...........
Short/Intermediate Horizon Strategic Allocation
  Fund............................................
Intermediate Horizon Strategic Allocation Fund....
Intermediate/Long Allocation Fund.................
Long Horizon Strategic Fund.......................
DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
Short Horizon Strategic Allocation Variable Fund..
Intermediate Horizon Strategic Allocation Variable
  Fund............................................
Intermediate/Long Horizon Strategic Allocation
  Variable Fund...................................
DIVERSIFIED INVESTORS PORTFOLIOS
Money Market Portfolio............................
High Quality Bond Portfolio.......................
Inflation-Protected Securities Portfolio..........
Core Bond Portfolio...............................
Total Return Bond Portfolio.......................
High Yield Bond Portfolio.........................
Balanced Portfolio................................
Value & Income Portfolio..........................
Value Portfolio...................................
Growth & Income Portfolio.........................
Equity Growth Portfolio...........................
Aggressive Equity Portfolio.......................
Mid-Cap Value Portfolio...........................
Mid-Cap Growth Portfolio..........................
Small-Cap Value Portfolio.........................
Special Equity Portfolio..........................
Small-Cap Growth Portfolio........................
International Equity Portfolio....................

                               FORM OF PROXY CARD*

                      THE DIVERSIFIED INVESTORS FUNDS GROUP

                    THE DIVERSIFIED INVESTORS FUNDS GROUP II

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

                        DIVERSIFIED INVESTORS PORTFOLIOS

   (Each an "Investment Company" and collectively, the "Investment Companies")

                            FOUR MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                                 (800) 755-5801


                                  ------------

     PROXY FOR A SPECIAL MEETING OF HOLDERS ON OCTOBER 30, 2007 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF THE FUND(S) LISTED BELOW

     The undersigned hereby appoints each of John Carter, Dennis P. Gallagher and Elizabeth L. Belanger, or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each series of the Investment Companies with respect to which the undersigned is entitled to vote at the Special Meeting of holders of each such series to be held at offices of the Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577, on October 30, 2007, at 11:00 a.m. (Eastern time), and at any adjournment or postponement thereof.

     This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted "FOR" the proposal. The proxies are authorized in their discretion to vote upon such other matters as may come before the meeting or any adjournment or postponement thereof.

     Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

     Please indicate your vote by an "x" in the appropriate box below.

PROXY VOTING INSTRUCTIONS

     The Investment Companies encourage all holders to provide voting instructions. We now provide the following convenient methods of voting:

     1. PROXY CARD: Complete, sign, date and return the proxy card attached below in the enclosed postage-paid envelope by following the enclosed instructions; or

     2.  TELEPHONE; or

     3.  INTERNET.

[PROXY SOLICITOR TO PROVIDE TELEPHONE NUMBER AND URL]

If you choose to provide voting instructions by telephone or via the Internet, DO NOT return your proxy card unless you later decide to change your instructions.


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     * This form of proxy card lists all proposals that have been approved by the Boards. Holders are only being asked to vote on those proposals relevant to them. The proxy card that each holder receives will be tailored to indicate the Fund(s) in which that holder has interests and will list only those proposals with respect to which the holder is entitled to vote.

THE BOARD OF EACH INVESTMENT COMPANY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

FUNDS

     [Name of applicable Fund]

     [Name of applicable Fund]

     [Name of applicable Fund]

[VOTING OPTIONS TO BE PROVIDED FOR EACH FUND APPLICABLE TO A HOLDER]

     I.  TO ELECT A NEW BOARD.

         NOMINEES:

         (01) Neal M. Jewell

         (02) Eugene M. Mannella

         (03) Joyce Galpern Norden

         (04) Patricia L. Sawyer

         (05) Leo J. Hill

         (06) Russell A. Kimball, Jr.

         (07) Norm R. Nielsen

         (08) John W. Waechter

         (09) John K. Carter



[Name of Applicable Fund]     [ ] FOR ALL   [ ] AGAINST ALL   [ ] FOR ALL EXCEPT--------
[Name of Applicable Fund]     [ ] FOR ALL   [ ] AGAINST ALL   [ ] FOR ALL EXCEPT--------
[Name of Applicable Fund]     [ ] FOR ALL   [ ] AGAINST ALL   [ ] FOR ALL EXCEPT--------




          If you do not wish your interests voted "FOR" a particular Nominee, mark the "FOR ALL EXCEPT" box and write the Nominee's number on the line provided below. Your interests will be voted for the remaining Nominee(s).

     II. TO APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT WITH TRANSAMERICA FUND ADVISORS, INC.



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


     III.  TO APPROVE AN AMENDMENT TO THE DECLARATION OF TRUST.



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


     IV. TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES OF YOUR FUND(S).

          (IV.A)  Borrowing



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


          (IV.B)  Senior Securities



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


          (IV.C)  Underwriting



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


          (IV.D)  Real Estate



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


          (IV.E)  Making Loans



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


          (IV.F)  Concentration



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


          (IV.G)  Commodities



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


          (IV.H.) Margin Activities (Strategic Allocation Funds and Strategic Variable Funds only)



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


          (IV.I) Short Selling (Strategic Allocation Funds and Strategic Variable Funds only)



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


          (IV.J) Pledging Assets (Strategic Allocation Funds and Strategic Variable Funds only)



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


          (IV.K) Futures and Options Transactions Through Investments in Underlying Funds (Strategic Allocation Funds and Strategic Variable Funds only)



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN


          If you do not wish to approve certain fundamental investment policy(ies), please write the reference(s) of the sub-proposal(s) on the line provided.

     V.  TO APPROVE AN AMENDED 12B-1 PLAN.



[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
[Name of Applicable Fund]          [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN






--------------------------------------        --------------------------------------
Signature                                     Date



--------------------------------------        --------------------------------------
Signature (if held jointly)                   Date


     This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.